                                                      REGISTRATION NOS. 33-19836

                                                                        811-5457

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000.

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SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 19                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 19                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 1740 Broadway
                            New York, New York 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             FREDERICK C. TEDESCHI
                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                                 1740 Broadway
                            New York, New York 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                 Approximate date of proposed public offering:


     It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.


     Diversified Investors Portfolios has also executed this Post-Effective Amendment No. 18 to Registration Statement.
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

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.


    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 12 and Calvert Series at page 11.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 29 HEREIN.

    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


    A Statement of Additional Information dated May 1, 2000 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 50 of this Prospectus.


    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                               DATED MAY 1, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    8
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Substitution of Shares of Diversified Investors
  Portfolios................................................    9
Voting Rights...............................................    9
Death Benefit...............................................    9
Distribution Of The Contracts...............................    9
Condensed Financial Information.............................   10
MONY........................................................   11
Keynote Series Account......................................   11
Calvert Series..............................................   11
Diversified Investors Portfolios............................   12
The Transaction.............................................   13
Charges.....................................................   14
Charges for Mortality and Expense Risks.....................   14
Annual Contract Charge......................................   14
Investment Management Fee...................................   14
Premium Tax.................................................   15
Summary Of The Contracts....................................   16
Eligible Purchasers.........................................   16
Ownership...................................................   16
Purchase Payments...........................................   16
Employer Sponsored Plan Requirements........................   16
Rights Of The Participant Under The Contract................   16
Rights Upon Suspension Of Contract or Termination Of Plan...   17
403(b) Contract.............................................   17
401(a) Contract/401(k) Contract and NQDC....................   17
457 and 408 (IRA) Contracts.................................   17
Failure Of Qualification....................................   17
Transfers...................................................   17
Rights Reserved By MONY.....................................   18
Credit Of Purchase Payments.................................   18
Allocation Of Purchase Payments.............................   18
Determination Of Unit Values................................   19
Death Benefit...............................................   19
Redemption During The Accumulation Period...................   20
Restrictions Under The Texas Optional Retirement Program....   20
Payment Options.............................................   20
Annuity Purchase Date.......................................   20
Fixed Annuity...............................................   21
Fixed Annuity Options.......................................   21
Payments To A Beneficiary Following The Annuitant's Death...   22
Voting Rights...............................................   22

                                                              PAGE
                                                              ----
Distribution Of The Contracts...............................   23
Federal Tax Status..........................................   24
Tax Treatment of MONY.......................................   24
Taxation of Diversified Investors Portfolios................   24
Section 403(b) Annuities....................................   24
Section 401(a) Plans........................................   25
Section 408 (IRA) Contracts.................................   26
Minimum Distribution Requirements...........................   26
Section 457 Plans...........................................   27
Non-Qualified Deferred Compensation Contracts...............   27
Income Tax Withholding......................................   27
Performance Data............................................   29
Diversified Investors Portfolios............................   30
Core/Feeder Structure.......................................   30
Investment Objectives and Policies..........................   31
Investment Techniques and Restrictions......................   42
Management of Diversified Investors Portfolios..............   44
Other Information Regarding Diversified Investors
  Portfolios................................................   47
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   47
Experts.....................................................   49
Legal Proceedings...........................................   50
Financial Statements........................................   50
Additional Information......................................   50
Miscellaneous...............................................   50
Table Of Contents Of Statement Of Additional Information....   51
Request For Keynote Statement Of Additional Information.....   52
Appendix....................................................   53

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 20), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.


     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.


     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.


     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.


     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                          MONY LIFE INSURANCE COMPANY
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees.............................  0.90%(2)

     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 14.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of 1.25% upon notice.

Portfolio Company Annual Expenses:

     DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT SOCIAL BALANCED PORTFOLIO

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                  INTERMEDIATE
                                         MONEY     GOVERNMENT     CORE               VALUE &   EQUITY
                                         MARKET       BOND        BOND    BALANCED   INCOME    GROWTH   CALVERT
                                         SERIES      SERIES      SERIES    SERIES    SERIES    SERIES   SERIES
                                         ------   ------------   ------   --------   -------   ------   -------
Management Fee (After fee
  reimbursements)(1)...................   0.25%       0.35%       0.35%     0.45%      0.45%    0.62%    0.70%
Other Expenses(2)......................   0.03%       0.04%       0.02%     0.05%      0.02%    0.02%    0.16%
Reimbursement from MONY(3).............  (0.18)%        --          --        --         --    (0.14)%     --
                                         -----        ----        ----      ----      -----    -----     ----
Total Annual Expenses After Fee
  Reimbursements(4)....................   0.10%       0.39%       0.37%     0.50%      0.47%    0.50%    0.86%


---------------

(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be 0.25% for the Money Market Series, 0.35% for the Intermediate Government Bond Series, 0.35% for the Core Bond Series, 0.45% for the Balanced Series, 0.45% for the Value & Income Series and 0.62% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.



(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 1999.


(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- 0.28%; Intermediate Government Bond Series -- 0.39%; Core Bond -- 0.38%; Balanced -- 0.48%; Equity Income Series -- 0.47%; and Equity Growth Series -- 0.64%.



(5) Prior to August 17, 1999, Core Bond was named Diversified Investor Government/Corporate Bond Series.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 14 for a more complete description of applicable costs and expenses.)

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $10        $32        $55        $122
Intermediate Government Bond............................   $13        $41        $71        $156
Core Bond...............................................   $13        $41        $70        $155
Balanced................................................   $14        $44        $76        $166
Value & Income..........................................   $14        $43        $75        $165
Equity Growth...........................................   $14        $44        $77        $168
Calvert Series..........................................   $17        $53        $91        $198


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.

THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the
Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE


     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 12 and "Calvert Series" at page 11.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.


     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 12 herein.

CHARGES


     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of
 .70% for mortality risks and .40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 14.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 14.)


     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 15.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 18.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 20, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 24 and "Section 408 IRA Contracts" on page 26.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 17.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 20.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 22.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 19.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 23.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                                  UNIT VALUE
                       ------------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                         1990       1991       1992       1993       1994       1995       1996       1997       1998
                       --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth........   $13.65     $18.32     $18.07     $19.67     $21.65     $25.58     $30.06     $37.99     $51.57
Money Market.........    11.81      12.49      12.90      13.20      13.65      14.35      15.00      15.71      16.45
Balanced.............    12.74      15.29      15.37      16.92      16.66      21.25      24.62      29.12      32.46
Core Bond............    12.38      14.52      15.71      17.81      16.70      19.63      20.10      21.66      23.15
Value & Income.......    11.34      13.60      14.93      16.91      16.86      22.48      26.38      33.99      38.08
Intermediate
 Government Bond.....    10.00      11.00      11.73      12.58      12.24      13.84      14,21      15.13      16.07
Calvert Series.......    10.26      11.91      12.75      13.36      13.11      16.87      18.83      22.41      26.13

                       UNIT VALUE                                     UNITS OUTSTANDING
                       --------   ------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,
                         1999       1990        1991        1992        1993        1994        1995       1996       1997
                       --------   ---------   ---------   ---------   ---------   ---------   --------   --------   --------
Equity Growth........   $70.57      429,986   1,334,644   2,115,942   2,907,819     994,859   201,470    237,959    242,846
Money Market.........    17.18      590,354     702,177     637,701     656,262     179,143    58,026     56,311     47,018
Balanced.............    35.91      322,563     814,494   1,268,765   1,835,594     762,735   145,593    156,241    163,289
Core Bond............    22.75       97,161     493,084     328,126     471,446     125,870    24,207     25,670     26,763
Value & Income.......    40.87    7,198,970   7,227,359   6,883,795   7,852,650   2,135,776   571,730    489,820    474,554
Intermediate
 Government Bond.....    16.18           --   3,840,526   1,628,553   1,591,845     768,905    50,325     47,901     14,366
Calvert Series.......    29.06       16,681     180,569     355,343     685,428     291,806    19,147     25,095     26,219

                        UNITS OUTSTANDING
                       -------------------
                       DEC. 31,   DEC. 31,
                         1998       1999
                       --------   --------
Equity Growth........  247,234    142,912
Money Market.........   40,999     13,122
Balanced.............  167,348     77,105
Core Bond............   39,571     16,207
Value & Income.......  434,610    266,130
Intermediate
 Government Bond.....   27,614     13,708
Calvert Series.......   31,111     15,386


---------------

* The commencement date for the Intermediate Government Bond Subaccount is May 1, 1991.


  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     MONY Life Insurance Company formerly organized as a mutual life insurance company, under the laws of the State of New York in 1842 converted to a stock life insurance company through demutualization. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
12. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Variable"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:


           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")


     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.


     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.


     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.


     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 12 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.

     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS


The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10%, .70% for mortality risks and
 .40% for administrative expense risks, which was effective May 1, 1994, is 0.030139%.)


     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 43.

     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1998, CAMCO had $6 billion in assets under management.

     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     NCM Capital Management Group, Inc., 103 West Main Street, Durham, North Carolina 27701, has managed part of the equity investments of the Calvert Series since 1995. NCM is one of the largest minority-owned investment management firms in the country and provides products in equity fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

     NCM's portfolio management team consists of several members, headed by Maceo K. Sloan. Mr. Sloan has more than 10 years of experience in the investment industry, and is a frequent panelist on Wall Street Week with Louis Rukeyser.

     Acacia has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 20) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 20), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 24). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 24.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 24.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 21 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

      (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company.

The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.


     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.


TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Sec-tion 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $10,500 (as indexed) or the Participant's exclusion allowance. The $10,500 (as indexed) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.


     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS


     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the lesser of $30,000 (as indexed) or 25% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions is $10,500 (as indexed). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.



     The special five-year forward averaging is available to a recipient of a lump-sum distribution, received in a taxable year beginning before January 1, 2000, from a qualified retirement plan only if all these conditions are satisfied: (1) The distribution is received on or after the employee has reached age 59 1/2 (except for recipients making the ten-year forward averaging election for employees who reached age 50 before 1986); (2) the recipient elects special five-year forward averaging for the taxable year for all lump-sum distributions received during that taxable year; and (3) no lump-sum distribution from the same plan was rolled over tax-free into an IRA or another qualified plan.


     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. (If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA or another employer's plan. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to the IRA or another employer's qualified plan. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.


     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) made for certain allowable medical care expenses, (5) made for certain "qualified higher education expenses" or (6) made as "qualified first time homebuyer distributions" (not to exceed $10,000 in the aggregate). Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.


MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (or, in the case of a plan, the year of the Participant's retirement if still employed with the plan sponsor at that age.) (see "Annuity Purchase Date" on page 20), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.


SECTION 457 PLANS


     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. Generally, the annual deferral limit is the lesser of $8,000 (as indexed) or 33 1/3% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred and property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. However, under the Small Business Job Protection Act of 1996 the assets of new eligible plans of state and local governments must be held in trust for the "exclusive benefit" of the Participant's (and their beneficiaries). Eligible plans existing before the enactment of this law must comply with the trust and "exclusive benefit" requirement by January 1, 1999. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 (or, if later, the year in which he retires).


NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.


     For NQDC Contracts, Form W-2 withholding by the employer may be required.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.


     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is also rolled over into an IRA.


     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.


     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.


     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.


     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.


     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.


     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.


     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 22, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 46). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.


     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.



     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.



     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.



     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.



     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.



     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.



     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.


     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.


     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.


     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.



     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.



     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.



     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.



     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.


     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.



     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.



     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.


     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the

Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS


INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").


     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.


                                                                                 COMPENSATION RATES(%)
         DIVERSIFIED INVESTORS                       PORTFOLIO                 -------------------------
           PORTFOLIO SERIES                         SUBADVISERS                ADVISER(1)    SUBADVISERS
         ---------------------           ----------------------------------    ----------    -----------
Money Market Series                      Capital Management Group                 0.25           0.05
Intermediate Government Bond Series      Capital Management Group                 0.35           0.15
Core Bond Series                         Payden & Rygel                               (2)        0.15
Balanced Series                          Aeltus Investment Management, Inc.       0.45               (3)
                                           Payden & Rygel                             (2)
Value & Income Series                    Asset Management Group                   0.45               (4)
Equity Growth Series                     Dresdner RCM Global                      0.62               (5)
                                           Investors, LLC
                                           Montag & Caldwell, Inc.


---------------

(1) The Adviser is currently waiving a portion of its fee. See
    "Synopsis -- Table of Fees" at page 6 for a discussion of the fee waivers currently in effect.

(2) For Aeltus, 0.20% on the first $200,000,000 of average net assets, 0.15% on the next $300,000,000 of average net assets, 0.125% on the next $500,000,000 of average net assets, and 0.10% on all assets in excess of $1,000,000,000. For Payden & Rygel, 0.20% on the first $50,000,000 of average net assets, 0.15% on the next $50,000,000 of average net assets, and 0.10% on all assets in excess of $100,000,000.

(3) 0.35% on the first $50,000,000 of average net assets of the Balanced Portfolio, 0.30% on the next $50,000,000 in assets and 0.25% on assets in excess of $100,000,000.

(4) 0.25% on the first $100,000,000 of average net assets of the Equity Income Portfolio and 0.20% on assets in excess of $100,000,000.

(5) 0.50% on the first $50,000,000 in assets, 0.25% on the next $50,000,000 in assets; and 0.20% on assets in excess of $100,000,000.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:


MONEY MARKET SERIES AND
INTERMEDIATE GOVERNMENT
BOND SERIES


                             Capital Management Group, a division of 1740
                             Advisers, Inc., a wholly-owned subsidiary of MONY Life Insurance Company. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York 10019.

                             The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios:

                             Money Market Series: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.


                             Intermediate Government Bond Series and Core Bond
                             Series: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.


CORE BOND SERIES:


                             Payden & Rygel. Payden was formed in 1984 and is owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.


BALANCED SERIES
AELTUS INVESTMENT
MANAGEMENT, INC.
PAYDEN & RYGEL:

                             Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of Aetna Inc. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

                             Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.


                             Payden & Rygel. Payden was formed in 1984 and is owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.



VALUE & INCOME SERIES:


                             Asset Management Group, a division of 1740
                             Advisers, Inc., which is a wholly-owned subsidiary of MONY. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.

                             Investment management decisions at Asset Management Group are made by committee and not by managers individually.

EQUITY GROWTH SERIES:

                             Dresdner RCM Global Investors, LLC
                             Montag & Caldwell, Inc.

                             Dresdner RCM Global Investors, LLC was established in 1996, when Dresdner Bank acquired RCM Capital Management, LLC. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.

                             Investment management decisions of Dresdner RCM are made by committee and not by managers individually.

                             Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

                             Investment management decisions of Montag &
                             Caldwell are made by committee and not by managers individually.

     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 22.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS


     The balance sheets of MONY as of December 31, 1999 and 1998 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.

                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS


     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions,...........    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES


                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................    2.00%           2.00%
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2000


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY
                      1740 BROADWAY, NEW YORK, N.Y. 10019;


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2000 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.


A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS

                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................    2
Sale of Contract/Principal Underwriter......................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions,.........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   23
  Independent Accountant....................................   26
  Capital Stock and Other Securities........................   26
  Taxation..................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 1999, the yield for the Money Market Subaccount was 5.84% and the effective yield was 6.01%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             1999        1999        1999        1999      DEC. 31, 1999
                                           --------    --------    --------    --------    -------------
Subaccount:
  Money Market(1)........................     4.39%      4.61%       4.70%       4.52%         7.16%
  Intermediate Government Bond(1)........      .71%      4.43%       5.74%         N/A         6.01%
  Core(1)................................    (1.74)%     4.22%       6.38%       6.78%         7.83%
  Balanced(1)............................    10.59%     13.40%      16.60%         N/A        13.32%
  Value & Income(1)......................     7.35%     15.71%      19.38%      12.95%        13.93%
  Equity Growth(1).......................    36.36%     32.91%      26.66%         N/A        20.70%
  Calvert Series(2)......................    11.22%     15.57%      17.29%      11.49%        11.13%


---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:


                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Core Bond...................................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Value & Income..............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1



          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Value & Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.


(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*


                                                                                       INTERMEDIATE
                YIELD FOR 30                  EQUITY    VALUE &               CORE      GOVERNMENT
                 DAYS ENDED                   GROWTH    INCOME    BALANCED    BOND         BOND
                ------------                  ------    -------   --------    ----     ------------
DECEMBER 31, 1999...........................    N/A       1.57%      2.43%     6.92%        7.07%


---------------

* The 30 day yield is not indicative of future performance.


     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Core Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.


     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS


     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Core Bond Portfolio (the "Core Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Value & Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its

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net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commis-

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sions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

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

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs

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

allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are

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

based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate

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

amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

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

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the

     Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

          (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

       (i) borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;
      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series' net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
      (iv)   invest for the purpose of exercising control or management;
       (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets
             (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company;
             or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and provided further that a Series may not purchase any security from any open-end investment company;
      (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (vii) purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
    (viii)   invest more than 5% of a Series' net assets in warrants
             (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock
             Exchange; or
      (ix)   make short sales of securities or maintain a short position
             (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value); provided, however, that the value of the Series' short sales of securities (excluding
             U.S. Government Securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Series' net assets or more than 2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Further-more, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES


                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Tom A. Schlossberg*..................     50       10/92 to present -- President, Chief Executive
(Managing Board Member)                            Officer and Chairman of the Managing board,
                                                   Diversified Investment Advisors, Inc.; 3/95 to
                                                   present -- President and Director, AUSA Life
                                                   Insurance Company, Inc.

Neal M. Jewell.......................     65       1/95 to present -- Consultant; 11/91 to 1/95 --
(Managing Board Member)                            Executive Vice President, American International
355 Thornridge Drive,                              Group Asset Management
Stamford, Connecticut 06903

Eugene M. Mannella...................     46       8/93 to present -- Vice President, Investment
(Managing Board Member)                            Management Services, Inc. 5/96 to
Two Orchard Neck Road,                             present -- President, Brooks Asset Management LLC
Center Moriches, New York 11934

Mark Mullin*.........................     36       4/95 to present -- Vice President and Chief
(Managing Board Member)                            Investment Officer, Diversified Investment Advisors,
                                                   Inc.; 4/93 to 4/95 -- Portfolio Manager, AEGON, Inc.

Patricia L. Sawyer...................     49       1990 to present -- President, Smith & Sawyer, Inc.;
(Managing Board Member)                            1997 to present -- Partner, Smith & Sawyer LLC
Smith & Sawyer Inc.
230 Park Avenue
33rd Floor
New York, New York 10169


                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board of Diversified Investors Portfolios.


                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Robert F. Colby......................     44       1/94 to present -- Vice President and General
                                                   Counsel, Diversified Investment Advisors, Inc.; 3/95
                                                   to present -- Vice President and Assistant
                                                   Secretary, AUSA Life Insurance Company, Inc.; 3/93
                                                   to present -- Vice President and Secretary,
                                                   Diversified Investors Securities Corp.; 3/93 to
                                                   6/99 -- Director, Diversified Investors' Securities
                                                   Corp.

                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Alfred C. Sylvain....................     48       11/93 to present -- Treasurer, Diversified Investors
                                                   Portfolios and The Diversified Investors Funds
                                                   Group; Vice President, Treasurer and Assistant
                                                   Secretary, Diversified Investment Advisors, Inc.;
                                                   1/94 to present -- Treasurer, Diversified Investors
                                                   Securities Corp.; 2/95 to 6/99 -- Director,
                                                   Diversified Investors Securities Corp.
John F. Hughes.......................     58       11/93 to present -- Vice President and Senior
                                                   Counsel, Diversified Investment Advisors, Inc.


     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short

Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa -judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

A-1 MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of MONY Life Insurance Company and the
Contractholders of Keynote Series Account:

     In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Intermediate Government Bond, Core Bond Fund (formerly Government/Corporate
Bond), Balanced, Equity Income, Equity Growth and Calvert Subaccounts (seven of the subaccounts constituting the Keynote Series Account) ("Keynote") at December 31, 1999, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Keynote's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 18, 2000

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                           INTERMEDIATE
                                MONEY       GOVERNMENT        CORE                       EQUITY        EQUITY
                                MARKET         BOND           BOND         BALANCED      INCOME        GROWTH       CALVERT
                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                              ----------   ------------   -------------   ----------   -----------   -----------   ----------
ASSETS:
Investment in the Funds, at
  value (Notes 1 and 2).....   $225,516      $221,958       $369,010      $2,770,795   $10,893,942   $10,091,056    $447,524
Receivable for purchase of
  units.....................         --            --             --             426           305           304          --
Receivable from MONY........      2,205            --             --              --            --            --          --
                               --------      --------       --------      ----------   -----------   -----------    --------
          Total assets......    227,721       221,958        369,010       2,771,221    10,894,247    10,091,360     447,524
                               --------      --------       --------      ----------   -----------   -----------    --------
LIABILITIES:
Accrued expenses............      2,343           170            285           2,087        16,919         6,140         337
                               --------      --------       --------      ----------   -----------   -----------    --------
          NET ASSETS
            ATTRIBUTABLE TO
            ANNUITY
          CONTRACTHOLDERS...   $225,378      $221,788       $368,725      $2,769,134   $10,877,328   $10,085,220    $447,187
                               ========      ========       ========      ==========   ===========   ===========    ========
Accumulation units..........     13,122        13,708         16,207          77,105       266,130       142,912      15,386
                               ========      ========       ========      ==========   ===========   ===========    ========
Unit value..................   $  17.18      $  16.18       $  22.75      $    35.91   $     40.87   $     70.57    $  29.06
                               ========      ========       ========      ==========   ===========   ===========    ========

---------------
(1) Formerly the Government/Corporate Bond Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                          INTERMEDIATE
                               MONEY       GOVERNMENT        CORE                       EQUITY       EQUITY
                               MARKET         BOND           BOND         BALANCED      INCOME       GROWTH      CALVERT
                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                             ----------   ------------   -------------   ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Allocated net investment
  income from Funds (Note
  2).......................   $26,002       $ 16,954       $ 39,347      $ 102,186    $  266,050   $   13,456    $     --
Dividend income (Note 2)...        --             --             --             --            --           --      42,742
                              -------       --------       --------      ---------    ----------   ----------    --------
          Total investment
            income.........    26,002         16,954         39,347        102,186       266,050       13,456      42,742
                              -------       --------       --------      ---------    ----------   ----------    --------
EXPENSES: (NOTE 3)
  Mortality and expense
     risk..................     4,784          2,804          6,032         36,725       134,362       88,766       5,637
  Less expenses reimbursed
     by MONY...............      (927)            --             --             --            --           --          --
                              -------       --------       --------      ---------    ----------   ----------    --------
  Net expenses.............     3,857          2,804          6,032         36,725       134,362       88,766       5,637
                              -------       --------       --------      ---------    ----------   ----------    --------
Net investment income
  (loss)...................    22,145         14,150         33,315         65,461       131,688      (75,310)     37,105
                              -------       --------       --------      ---------    ----------   ----------    --------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS: (NOTE 2)
  Net realized gains
     (losses) on
     investments...........      (108)           576        (20,784)       364,039     1,167,436    1,297,177      73,490
  Net realized gains on
     foreign currency
     transactions..........        --             --             --          4,104            --           --          --
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...........        --        (13,288)       (27,313)      (116,305)      (25,408)   2,129,509     (57,573)
  Net change in unrealized
     appreciation on
     translation of assets
     and liabilities
     denominated in foreign
     currencies............        --             --             --          1,165            --           --          --
                              -------       --------       --------      ---------    ----------   ----------    --------
  Net realized and
     unrealized gains
     (losses) on
     investments...........      (108)       (12,712)       (48,097)       253,003     1,142,028    3,426,686      15,917
                              -------       --------       --------      ---------    ----------   ----------    --------
Net increase (decrease) in
  net assets resulting from
  operations...............   $22,037       $  1,438       $(14,782)     $ 318,464    $1,273,716   $3,351,376    $ 53,022
                              =======       ========       ========      =========    ==========   ==========    ========


---------------
(1) Formerly the Government/Corporate Bond Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                              INTERMEDIATE
                                   MONEY       GOVERNMENT        CORE                        EQUITY        EQUITY
                                   MARKET         BOND           BOND         BALANCED       INCOME        GROWTH       CALVERT
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                 ----------   ------------   -------------   -----------   -----------   -----------   ----------
FROM OPERATIONS:
  Net investment income
    (loss).................      $  22,145      $  14,150      $  33,315     $    65,461   $   131,688   $   (75,310)  $  37,105
  Net realized gains
    (losses) on
    investments............           (108)           576        (20,784)        364,039     1,167,436     1,297,177      73,490
  Net realized gains on
    foreign currency
    transactions...........             --             --             --           4,104            --            --          --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments............             --        (13,288)       (27,313)       (116,305)      (25,408)    2,129,509     (57,573)
  Net change in unrealized
    appreciation on
    translation of assets
    and liabilities
    denominated in foreign
    currencies.............             --             --             --           1,165            --            --          --
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
Net increase (decrease) in
  net assets resulting from
  operations...............         22,037          1,438        (14,782)        318,464     1,273,716     3,351,376      53,022
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from the
    issuance of units......        247,799         82,879        249,375         435,730     1,497,458     2,421,861     147,481
  Net asset value of units
    redeemed...............       (719,011)      (306,160)      (782,101)     (3,418,000)   (8,441,622)   (8,436,699)   (566,330)
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
  Net (decrease) in net
    assets from unit
    transactions...........       (471,212)      (223,281)      (532,726)     (2,982,270)   (6,944,164)   (6,014,838)   (418,849)
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
Net (decrease) in net
  assets...................       (449,175)      (221,843)      (547,508)     (2,663,806)   (5,670,448)   (2,663,462)   (365,827)
NET ASSETS:
  Beginning of year........        674,553        443,631        916,233       5,432,940    16,547,776    12,748,682     813,014
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
  End of year..............      $ 225,378      $ 221,788      $ 368,725     $ 2,769,134   $10,877,328   $10,085,220   $ 447,187
                                 =========      =========      =========     ===========   ===========   ===========   =========

Units outstanding beginning
  of year..................         40,999         27,614         39,571         167,348       434,610       247,234      31,111
Units issued during year...         14,910          5,131         10,774          13,137        36,924        42,966       5,462
Units redeemed during
  year.....................        (42,787)       (19,037)       (34,138)       (103,380)     (205,404)     (147,288)    (21,187)
                                 ---------      ---------      ---------     -----------   -----------   -----------   ---------
Units outstanding end of
  year.....................         13,122         13,708         16,207          77,105       266,130       142,912      15,386
                                 =========      =========      =========     ===========   ===========   ===========   =========

---------------
(1) Formerly the Government/Corporate Bond Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                           INTERMEDIATE   GOVERNMENT/
                                MONEY       GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                                MARKET         BOND          BOND        BALANCED      INCOME        GROWTH       CALVERT
                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                              ----------   ------------   -----------   ----------   -----------   -----------   ----------
FROM OPERATIONS:
  Net investment income
     (loss).................  $  32,252      $  11,307     $  36,771    $  119,547   $   215,819   $   (56,703)  $  52,257
  Net realized gains
     (losses) on
     investments............        (22)         1,705         7,868       231,594     1,389,524     1,258,012      27,398
  Net change in unrealized
     appreciation on
     investments............         --          2,502         2,463       195,487       226,442     2,104,308      34,268
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
  Net increase in net
     assets resulting from
     operations.............     32,230         15,514        47,102       546,628     1,831,785     3,305,617     113,923
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from the
     issuance of units......    351,264        400,239       482,639       991,140     2,543,029     2,349,988     221,361
  Net asset value of units
     redeemed...............   (447,661)      (189,534)     (193,305)     (859,331)   (3,955,688)   (2,132,347)   (109,841)
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
  Net increase (decrease) in
     net assets from unit
     transactions...........    (96,397)       210,705       289,334       131,809    (1,412,659)      217,641     111,520
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
  Net increase (decrease) in
     net assets.............    (64,167)       226,219       336,436       678,437       419,126     3,523,258     225,443
NET ASSETS:
  Beginning of year.........    738,720        217,412       579,797     4,754,503    16,128,650     9,225,424     587,571
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
  End of year...............  $ 674,553      $ 443,631     $ 916,233    $5,432,940   $16,547,776   $12,748,682   $ 813,014
                              =========      =========     =========    ==========   ===========   ===========   =========

Units outstanding beginning
  of year...................     47,018         14,366        26,763       163,289       474,554       242,846      26,219
Units issued during year....     21,781         25,480        21,432        32,232        70,782        54,850       9,502
Units redeemed during
  year......................    (27,800)       (12,232)       (8,624)      (28,173)     (110,726)      (50,462)     (4,610)
                              ---------      ---------     ---------    ----------   -----------   -----------   ---------
Units outstanding end of
  year......................     40,999         27,614        39,571       167,348       434,610       247,234      31,111
                              =========      =========     =========    ==========   ===========   ===========   =========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT


                         NOTES TO FINANCIAL STATEMENTS


 1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company, ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert" and collectively, the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 1999, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                           PERCENTAGE INVESTMENT
               SUBACCOUNT                      IN PORTFOLIO
               ----------                  ---------------------
Money Market.............................          0.05%
Intermediate Government Bond.............          0.13
Core Bond................................          0.07
Balanced.................................          0.53
Equity Income............................          0.77
Equity Growth............................          0.79

 2. SIGNIFICANT ACCOUNTING POLICIES

  A. INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation for Calvert can be found in Note A of its financial statements contained elsewhere in this report.

  B. INVESTMENT INCOME:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

                             KEYNOTE SERIES ACCOUNT

  D. OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 3. FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 0.90%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% and 0.50%, respectively, of average net assets. MONY reserves the right to raise this limit upon notice.

 4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 1999, and 1998, were as follows:

                    SUBACCOUNTS                      1999 AMOUNT   1998 AMOUNT
                    -----------                      -----------   -----------
Money Market.......................................  $   325,732   $       --
Intermediate Government Bond.......................       72,171           --
Core Bond..........................................      354,671       10,172
Balanced...........................................    1,693,617       83,369
Equity Income......................................    4,875,603      845,929
Equity Growth......................................    5,225,413      135,469
Calvert............................................      205,960       13,795
                                                     -----------   ----------
                                                     $12,753,167   $1,088,734
                                                     ===========   ==========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                     (This page intentionally left blank.)

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Owners of Beneficial Interests


of the Diversified Investors Portfolios:



     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio (formerly Government/Corporate Bond Portfolio), Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                          PricewaterhouseCoopers LLP



New York, New York


February 18, 2000

                              FOURTH QUARTER 1999

                            ANNUAL ECONOMIC OVERVIEW


     The major catalysts to economic growth in 1999 were the consumer and technology sectors. Consumer confidence continued to rise, led by a strong labor market, solid income gains and the wealth effect caused by ascending stock prices. Consumer spending rose significantly in the fourth quarter at an annualized 7% rate. The spending was broad based, ranging from clothing to computers to housing. Retail sales for the quarter were up 2.7%, which was largely attributable to a strong holiday season. For the year, retail sales increased by 9.7%. After falling in 1998, sales of consumer non-durable goods (items lasting shorter than three years) posted an increase of 9.6%. Although the housing market is starting to feel the effects of higher interest rates, homes are still being sold at a healthy pace. The volume in technology related items increased by approximately 20% in 1999.


     The strong economy continues to create an abundance of new jobs. On average the economy added 223,000 new jobs a month. Income growth has obviously been a beneficiary of the labor market as personal income increased by approximately 4%. The unemployment rate remains at a 30 year low of 4.1%, down from the 4.3% level of 1998. With the four-week rolling initial unemployment claims steadily remaining below the 300,000 level, the labor market will most likely continue to be strong.

                               FINANCIAL MARKETS

     The strength of the U.S. economy created a bearish tone to the bond market and contributed to fears that the Federal Reserve Board will need to be more aggressive with monetary policy to contain inflation. As a result, Treasury yields rose between 43 to 78 basis points across the yield curve. Rising interest rates caused the Lehman Brothers Aggregate Index to post a loss of .12% for the quarter. For the year, the Index declined .82% as it suffered its worst year since 1994 and its second worst year since 1973. Interest rates climbed steadily throughout the year, with yields rising in ten of the twelve months (January and September were the exceptions). For the year, the U.S. yield curve rose between 139 to 180 basis points. The 1-year note rose by 144 basis points to 5.73%, the 5-year Treasury rose 180 basis points to 6.34% and the 30-year Treasury bond rose 139 basis points to 6.48%.

     After getting a brief rest in September, interest rates continued their upward climb after the October CPI report, which was up 1.1%, the highest reading in nine years. This caused the Federal Reserve to adopt a tightening bias. The bias set the stage for the Fed to raise the Fed Funds Rate an additional 25 basis points to 5.50%, due to the aggressive pace of the economy and left the door open for further rate hikes in the future. This marked the third rate increase by the Fed during the year, essentially eliminating the three rate reductions the Fed orchestrated in late 1998.

     However, much like 1998 and 1997, the market's advance was very narrow in breadth. For many stocks, the year 1999 was not very kind. In fact, the majority of stocks that are not large cap growth-oriented never really recovered from their steep declines in the spring to fall of 1998. The Value Line Composite Index (an unweighted index of 1700 stocks) declined 1.4% in 1999 and was off approximately 14% from its all-time high reached in April of 1998. Also, the equally weighted version of the S&P 500 Index posted a return of 12.7%. Interestingly, the most dramatic example of all these broadly based market statistics is that, 61% of all NYSE stocks, 52% of the S&P 500 stocks and 48% of NASDAQ stocks were down for the year. The best performing sector of the market for the year was technology, with a return of 64.7%.

                                OUTLOOK FOR 2000

     We believe that the economy will continue to expand, but not at its current pace. Our forecast is that the economy will grow by approximately 3.5%. Our estimate is based on the belief that if the economy continues to grow at its current pace, the Federal Reserve will do whatever it believes necessary to slow the economy to a more sustainable, i.e. non-inflationary rate of growth. The non-inflationary rate of growth to be achieved depends significantly upon continued strong productivity; the growth of the labor market and whether or not the Fed subscribes to the new or old growth/inflation paradigm. It appears that the inflation hawks had the upper hand in the last FOMC meeting. Therefore, we believe that the Fed will most likely raise rates by at least 25 basis points at its February meeting.


     We believe that inflation will remain under control in 2000. Our estimate for the year is in the 2.6% area. We do not believe that oil prices will continue to significantly rise from their current levels and as mentioned above, there do not appear to be any significant rumblings beneath the surface. However, the wild card could be what impacts the recovering economies overseas, particularly the emerging countries, have on commodity prices, which have been depressed over the past few years.


     Based on the above, we believe that long-term interest rates will trade in a range of 6.4 - 7.0%. Bonds may overreact positively or negatively to each economic report that is released. However, we do not believe that rates will fall below this range until it appears certain that the economy is growing at a more modest sustainable rate.


     After the stock market's strong rally in the fourth quarter combined with higher interest rates, we believe that the market is over-valued, particularly the large cap growth sector, which is vulnerable to rising interest rates and/or slowing profit growth. We also believe that the market is priced for perfection with a significant amount of good news already discounted in the price of stocks. Upside earnings surprises have also played a big part in the market's advance, particularly in technology stocks. This may not be as much of a factor in the next couple of quarters based on tougher comparisons in 2000. Remember that earnings were depressed in 1998, which set the stage for stronger comparisons in 1999. Technically, indicators such as advance decline ratio, new highs vs. new lows, the put to call ratio and optimistic sentiment readings look fairly weak, with a correction possible in late January. We believe that the stocks that are currently the strongest could take the biggest hit, with the bulk of remaining stocks, many of which have been through their own bear market, performing relatively better.


     Our general conclusion is that it is difficult to see significant upside in the market without some corrective process, a shift in leadership and broadening in breadth. The process could take the form of a flat consolidating market, which would under go rapid rotation, or one that has a 10 - 15% decline in prices.

                                  MONEY MARKET

     For the fourth quarter and for the year, money market securities, as measured by the Salomon Brothers 3-Month T-Bill Index, performed the best, posting returns of 1.24% for the quarter and 4.73% for the year. Throughout the year, the average maturity of the portfolio was adjusted selectively to capitalize on opportunities where the portfolio would be rewarded for duration extension.

                               HIGH QUALITY BOND

     The domestic economy enjoyed robust growth during the fourth quarter. The Federal Reserve Board increased the Fed Funds rate by 25 basis points to 5.50%, in an effort to reduce potential inflationary pressures. The strength of the domestic economy created a bearish tone in the bond market and contributed to fears that the Federal Reserve Board will need to be more aggressive with monetary policy to contain inflation. Interestingly, the lower quality credits
(BBB) outperformed higher quality credits (AAA) in the quarter.

     We were active in the domestic corporate and U.S. Government agency sectors. We swapped out of several money market eligible securities into longer term notes, thereby enhancing the yield of the portfolio and extending duration.

     While the Federal Reserve Board elected to leave short term interest rates unchanged in December, tight labor markets, higher energy costs, and persistent above trend growth will keep the Federal Reserve Board at a heightened state of alert.

                          INTERMEDIATE GOVERNMENT BOND

     The government bond market finished 1999 on the same notes that it followed for much of the year: higher interest rates, lower bond prices, and for the most part, disappointed investors. While rising interest rates earlier in the year could be explained as a reversal of the 1998 crisis flight-to-Treasuries, by late 1999 it was clear that the problem was an economy growing too quickly. A Federal Reserve monetary tightening in November, the third of the year, seemed to do little to cool off a hot stock market. US Government Agency securities outperformed Treasuries, as yield risk premiums contracted.

     Going into the new year, our investment view balances two realities: inflation adjusted bond yields are now at levels that are very attractive by most historical measures, yet the Fed has begun to make it clear that they will not stop raising rates until the juggernaut economy slows. Our strategy is to position the portfolio with a slightly long duration posture, to watch for early signs of a slowdown, and to carefully add exposure on market weakness.

                                   CORE BOND

     Interest rates rose significantly in the fourth quarter as the yield on 10-year Treasuries jumped 56 basis points to 6.44%. The Federal Reserve increased the Fed Funds rate 25 basis points to 5.50% and set the stage for future hikes in the year 2000. Non-treasury sectors performed well throughout the quarter as spreads tightened in response to strong investor demand for higher yielding securities.

     The fund benefited from a neutral duration position and an overweight to mortgages and agencies. The overweight to agencies enhanced returns as spreads continued to tighten from historically wide levels. Improving liquidity in agencies and a reduction in Treasury supply has helped to boost investor demand and support these spreads.

     We believe mortgage spreads may continue to tighten going forward and will look for opportunities to reduce the overweight position. Although interest rate and yield curve related strategies do play a role in portfolio strategy, we continue to emphasize sector-based strategies in the current environment.

                                HIGH YIELD BOND

     The hybrid nature of high yield bonds -- part bond, part stock -- was clearly illustrated by fourth quarter returns. Despite spiking interest rates, which drove the 10-year Treasury to a 2.4% loss for the period, high yield bonds remained in positive territory on the strength of the fourth quarter run-up in equity prices. The spread between high yield bond and treasuries tightened by 37 basis point during the period.

     Portfolio strategy remains focused on an overweighting in single B securities, which offer greater sensitivity to economic as opposed to interest rate activity. We increased our exposure to single B's during the quarter, from 49% of the portfolio at September 30th to nearly 61% by year-end.

     We believe market returns will consist largely of income this year, with the potential for several points of capital appreciation. While valuations are clearly cheap relative to the strength in the economy, it is likely that a heavy new issue calendar will constrain a significant upward move in prices, at least over the near term. Nevertheless, returns should prove attractive compared to other fixed income products.

                                    BALANCED

     Interest rates rose significantly in the fourth quarter as the yield on 10-year Treasuries jumped 56 basis points to 6.44%. The Federal Reserve increased the Fed Funds rate 25 basis points to 5.50% and set the stage for future hikes in the year 2000. Non-treasury sectors performed well throughout the quarter as spreads tightened in response to strong investor demand for higher yielding securities. The fund benefited from a neutral duration position and an overweight to mortgages and agencies; however, we believe mortgage spreads may continue to tighten going forward and will look for opportunities to reduce our overweight.

     The equity market was propelled higher by technology shares (particularly those associated with telecommunications and the Internet). The fund performed extremely well as the quantitative model that we use in this strategy favored technology shares such as Microsoft, Cisco Systems and QUALCOMM due to their strong business momentum.

     Going forward we are concerned by the extreme price appreciation in technology shares in the fourth quarter, the recent back up in interest rates, and to the extent that the bear market in bonds continues, we feel that these issues will have a difficult time maintaining their current valuations.

                                 EQUITY INCOME

     The U.S. economy continued to roll ahead in the fourth quarter with little evidence of slowdown. The stock market propelled by the "new economy" model of growth, low inflation, budget surpluses, technology driven rising productivity and increasing earnings continued to roar to new heights.

     During the fourth quarter, the stock market had a very narrow focus on new economy stocks -- technology and telecom equipment -- and almost complete disinterest in everything else. Value stocks such as those held in the Equity Income Fund were ignored and underperformed the market. As a result the technology and internet stocks are richly valued and at all time highs, while the energy, basic materials, capital goods and healthcare stocks, which are in the Equity Income Fund are much more reasonably valued. World economies are recovering, cyclical stocks should have good earnings recoveries, and many of these stocks have already experienced bear market type declines over the past year. Any shift in market focus away from the narrow leadership of the recent past should benefit this portfolio.

                                  EQUITY VALUE

     As has been true for most of the year, the stock market was dominated by large cap, momentum growth issues, primarily in Technology and Communications/Internet related areas. These high P/ E stocks typically fall outside of the Large Cap Value valuation discipline. Not being involved in this area was the major cause of the Large Cap Value underperformance for the quarter and the year. Not surprisingly, two of the issues that contributed the most in the portfolio were in technology: Seagate Technology and Compaq Computer Corp.

     We do not believe that the domination of growth stocks can be sustained indefinitely. With interest rates and commodity prices on the rise, unemployment at all time lows, and foreign stocks outperforming U.S. equities for the first time since 1994, investors may be encouraged to look at other investment opportunities in the near future. When this occurs, we expect growth stocks to come under pressure and a rotation back to value to begin. At that time, we are confident that the Large Cap Value portfolio will be rewarded, as it was during the second quarter of 1999.

                                GROWTH & INCOME

     The fourth-quarter U.S. economy remained hot, as it had throughout 1999. The Growth & Income portfolio outperformed the S&P 500 Index for the fourth quarter as strong stock selection in the top-performing technology and consumer staples sectors aided returns.

     Telecommunications equipment stocks were particularly strong and their spectacular gains were responsible for much of the portfolio's outperformance in the technology sector. Additionally, electronic components stocks contributed significantly to performance. In the consumer staples sector, cable and broadcast television stocks were particularly strong, as were stocks in the entertainment industry.

     Although the U.S. economic growth may slow in 2000, it should remain relatively robust. We anticipate further Fed rate hikes, particularly if rising inflation causes the Fed to move to a tightening stance. We believe that high-quality growth companies should continue to benefit from persistent demand and visible earnings growth, particularly within the technology and consumer sectors.

                                 EQUITY GROWTH

     Most of the major stock market indices rebounded sharply following a difficult third quarter, as the U.S. economy continued to exhibit considerable momentum and corporate profitability remained strong. During the quarter, select global consumer growth companies began to perk up as foreign economies continued to exhibit signs of recovery while healthcare stocks labored under the weight of regulatory concerns.

     The combination of industry selection and stock selection in Electronics/New Technology had the largest positive impact on relative performance during the period. This was due in large part to our holdings of QUALCOMM and JDS Uniphase, up 272% and 183% respectively for the quarter.

     While it appears that fears of a Y2K meltdown were overblown, there may still be some minor dislocations to individual businesses. However, the impact will not likely be material to the Financial markets as a whole. The outlook for corporate profits is still positive which should help support share prices. The prospects for the U.S. economy and U.S. stocks remain relatively solid.

                                 SPECIAL EQUITY

     During the fourth quarter, investors chose to shrug off interest rate concerns and focus on strong economic growth. This was especially true in December as the outlook for corporate earnings, especially in technology, continued to improve. Additionally, the willingness to value Internet stocks solely on revenue growth prospects led to more aggressive valuations for the general market.

     The portfolio capitalized on the overall market preference for technology with strong stock selection. RSA Security Inc. and Cree Research Inc turned in the strongest performances. Top contributors operate in high growth areas such as network security and system management, specialty components, wireless broadband and Internet commerce. Cellular telephone (Rural Cellular Corp.), radio broadcasting (Emmis Communications, Salem Communications), and cable television (Jones Intercable) issues remained as positive contributors.

     We continue a diversified approach to our sector seeking attractive growth opportunities in and out of technology. Looking forward, we hope for a level playing field in terms of the valuation excesses evident in the technology/internet world.

                               AGGRESSIVE EQUITY

     Strong economic conditions were evident in a market that generously rewarded those companies with strong organic growth; overcoming continued increases in interest rates. This growth was most pronounced in technology stocks with exposure to communications systems and equipment.

     The fund's performance this quarter was driven by technology stocks such as Conexant Systems, Qlogic, and Optical Coating. The portfolio also benefited from the continued wireless evolution, through holdings in Voicestream Wireless and Western Wireless, along with QUALCOMM. These companies are all characterized by strong organic growth well above market expectations.

     We approach the new millennium with cautious optimism. Tremendous growth opportunities exist in the stocks that we own. The continued application of technology to all areas of the economy, and especially the expansion of the Internet, drives this growth. Relative valuations in these issues depend on a continued market focus on their outstanding prospects.

                              INTERNATIONAL EQUITY


     Growth in Europe continues to improve on the heels of strong growth elsewhere: in the U.S., where the economy shows no signs of slowing, in Latin America, where Mexico has been especially strong and in Brazil where the economy has been more resilient than expected. Asia has shown positive political changes in Indonesia and important restructuring in the banking sector in Thailand and Korea. In Japan, good returns from equities have been well received.


     The exceptionally strong relative and absolute performance from the portfolios is virtually all due to stock selection. The largest gains were in the Capital Equipment sector: Murata Manufacturing returned over 133%, Rohm Co. was up 96%, and Advantest was up 82% in the fourth quarter of the year. Stock selection in Germany significantly added to performance: Mannesmann AG (4.2% of the portfolio) was up 51% and Deutsche Telekom was up 71%. Overall, the portfolio's holdings in Germany were up 43% in US$ terms versus the MSCI Germany Index which was up 26% for the fourth quarter of 1999.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                                 INTERMEDIATE
                                      MONEY           HIGH        GOVERNMENT        CORE                          EQUITY
                                      MARKET      QUALITY BOND       BOND         BOND(1)        BALANCED         INCOME
                                   ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost..............  $415,263,610   $197,799,112   $214,415,564   $876,549,268   $553,441,870   $1,097,423,676
                                   ============   ============   ============   ============   ============   ==============
Securities, at market............  $415,263,610   $193,938,786   $209,472,055   $867,437,642   $595,865,015   $1,451,870,274
Repurchase agreements, at
  value..........................        78,083     8,884,965          63,303      7,418,922     25,289,441               --
Cash.............................       291,597            --              --             --              3           80,040
Foreign currency holdings, at
  value (Cost $190,024)..........            --            --              --             --             --               --
Receivable for securities sold...            --         2,130              --             --      8,279,745               --
Unrealized appreciation on
  foreign currency forward
  contracts......................            --            --              --             --        109,351               --
Variation margin.................            --            --              --             --         62,050               --
Interest receivable..............     1,244,489     2,245,776       2,412,256      7,648,925      2,091,181            6,258
Dividends receivable.............            --            --              --             --        279,965        2,132,682
Receivable from securities
  lending........................            --        37,300          12,237         32,743         19,827            7,275
Reimbursement from advisor.......            --            --           2,000             --         27,558            1,087
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total assets.............   416,877,779   205,108,957     211,961,851    882,538,232    632,024,136    1,454,097,616
                                   ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to custodian.................            --            --              --             --             --               --
Deposit for securities loaned....            --     5,100,000      37,078,875    178,096,125     39,899,150       38,823,800
Payable for securities
  purchased......................            --            --              --    188,541,706     66,108,248               --
Unrealized depreciation on
  foreign currency forward
  contracts......................            --            --              --             --         93,071               --
Investment advisory fees.........        95,324        74,369          54,270        150,871        201,349          538,990
Accrued expenses.................        13,628        28,491          24,321         28,086        138,415          100,596
                                   ------------   ------------   ------------   ------------   ------------   --------------
        Total liabilities........       108,952     5,202,860      37,157,466    366,816,788    106,440,233       39,463,386
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $416,768,827   $199,906,097   $174,804,385   $515,721,444   $525,583,903   $1,414,634,230
                                   ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital..................  $416,768,827   $203,766,423   $179,747,894   $524,833,070   $482,963,856   $1,060,187,632
Net unrealized appreciation
  (depreciation) on securities
  and futures....................            --    (3,860,326)     (4,943,509)    (9,111,626)    42,608,981      354,446,598
Net unrealized appreciation
  (depreciation) on translation
  of assets and liabilities in
  foreign currencies.............            --            --              --             --         11,066               --
                                   ------------   ------------   ------------   ------------   ------------   --------------
        NET ASSETS...............  $416,768,827   $199,906,097   $174,804,385   $515,721,444   $525,583,903   $1,414,634,230
                                   ============   ============   ============   ============   ============   ==============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

        EQUITY         GROWTH &          EQUITY          SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        VALUE           INCOME           GROWTH           EQUITY          EQUITY          BOND          EQUITY
     ------------   --------------   --------------   --------------   ------------   ------------   -------------
     $439,999,063   $1,009,793,960   $  922,144,435   $  967,074,126   $214,782,159   $126,172,168   $392,288,113
     ============   ==============   ==============   ==============   ============   ============   ============
     $396,218,956   $1,381,453,305   $1,331,312,058   $1,216,019,459   $301,999,761   $119,621,721   $629,157,826
       21,212,108       11,777,953       27,294,407       64,470,678             --      2,447,625     13,474,597
               --               --               --               --             --             --             --
               --               --               --               --             --             --        190,125
        2,403,623        4,895,172               --        8,425,470      8,115,674        475,444             --
               --               --               --               --             --             --             --
               --               --               --               --             --             --             --
            5,517           23,325           14,499           23,089          6,214      3,007,064         11,949
        1,046,553          484,819          462,484          443,076         23,052             --        365,569
            5,246           27,692           21,843           82,847         13,178             --         27,997
               --               --               --               --             --             --             --
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
      420,892,003    1,398,662,266    1,359,105,291    1,289,464,619    310,157,879    125,551,854    643,228,063
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
               --               --               --               --      9,263,283             --             --
       24,259,200      146,119,866       81,556,641      115,256,767     40,672,700             --     48,296,127
        2,300,061        9,663,859       10,002,725        2,259,614             --        473,569             --
               --               --               --               --             --             --      1,832,309
          194,557          618,500          656,480          780,615        210,439         61,423        359,980
           33,897           23,598           20,291          133,342         37,035         26,454         26,006
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
       26,787,715      156,425,823       92,236,137      118,430,338     50,183,457        561,446     50,514,422
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
     $394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $259,974,422   $124,990,408   $592,713,641
     ============   ==============   ==============   ==============   ============   ============   ============
     $437,884,395   $  870,577,098   $  857,701,531   $  922,088,948   $172,756,820   $131,540,855   $357,676,654
      (43,780,107)     371,659,345      409,167,623      248,945,333     87,217,602     (6,550,447)   236,869,713
               --               --               --               --             --             --     (1,832,726)
     ------------   --------------   --------------   --------------   ------------   ------------   ------------
     $394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $259,974,422   $124,990,408   $592,713,641
     ============   ==============   ==============   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                               INTERMEDIATE
                                     MONEY          HIGH        GOVERNMENT        CORE                        EQUITY
                                    MARKET      QUALITY BOND       BOND         BOND(1)       BALANCED        INCOME
                                  -----------   ------------   ------------   ------------   -----------   ------------
INVESTMENT INCOME:
  Interest income...............  $19,781,570   $13,993,976    $10,125,089    $ 35,544,333   $10,844,737   $  1,316,066
  Dividend income...............           --            --             --              --     4,318,612     30,888,821
  Less: withholding taxes.......           --            --             --              --       (26,191)       (17,687)
                                  -----------   -----------    -----------    ------------   -----------   ------------
         Total income...........   19,781,570    13,993,976     10,125,089      35,544,333    15,137,158     32,187,200
                                  -----------   -----------    -----------    ------------   -----------   ------------
EXPENSES:
  Investment advisory fees......      925,652       794,958        605,483       1,995,476     2,284,131      6,502,830
  Custody fees..................       67,896        51,219         39,726          91,523       150,849        180,852
  Professional fees.............       24,362        23,748         22,660          33,997        31,071         47,886
  Reports to shareholders.......          962           738            476           1,682         1,447          3,826
  Miscellaneous fees............        2,764         2,651          2,593           2,981       161,810          3,228
                                  -----------   -----------    -----------    ------------   -----------   ------------
         Total expenses.........    1,021,636       873,314        670,938       2,125,659     2,629,308      6,738,622
  Expenses reimbursed by the
    advisor.....................           --            --           (490)             --       (92,527)            --
                                  -----------   -----------    -----------    ------------   -----------   ------------
         Net expenses...........    1,021,636       873,314        670,448       2,125,659     2,536,781      6,738,622
                                  -----------   -----------    -----------    ------------   -----------   ------------
Net investment income (loss)....   18,759,934    13,120,662      9,454,641      33,418,674    12,600,377     25,448,578
                                  -----------   -----------    -----------    ------------   -----------   ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON SECURITIES
  AND FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities and futures......      (81,098)      (77,003)       271,445     (16,710,925)   38,806,405    127,039,697
  Net realized gains (losses) on
    foreign currency
    transactions................           --            --             --              --       534,648             --
  Net change in unrealized
    appreciation (depreciation)
    on securities and futures...           --    (5,712,669)    (6,973,210)    (22,172,181)    4,464,554    (38,715,500)
  Net change in unrealized
    appreciation (depreciation)
    on translation of assets
    and liabilities in foreign
    currencies..................           --            --             --              --        11,066             --
                                  -----------   -----------    -----------    ------------   -----------   ------------
Net realized and unrealized
  gains (losses) on securities
  and foreign currencies........      (81,098)   (5,789,672)    (6,701,765)    (38,883,106)   43,816,673     88,324,197
                                  -----------   -----------    -----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................  $18,678,836   $ 7,330,990    $ 2,752,876    $ (5,464,432)  $56,417,050   $113,772,775
                                  ===========   ===========    ===========    ============   ===========   ============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

       EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
       VALUE          INCOME         GROWTH         EQUITY        EQUITY         BOND          EQUITY
    ------------   ------------   ------------   ------------   -----------   -----------   -------------
    $    598,323   $  1,107,550   $  1,592,527   $  4,458,799   $   420,906   $10,184,587   $  1,312,185
       8,981,593      5,754,154      5,602,704      4,846,575       353,109            --      6,120,134
              --             --        (13,096)       (15,515)           --            --       (589,899)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       9,579,916      6,861,704      7,182,135      9,289,859       774,015    10,184,587      6,842,420
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,378,610      5,981,552      5,900,858      7,623,496     1,394,114       617,744      3,213,534
          86,621        151,123        133,895        237,804        35,046        44,037        430,572
          27,545         36,273         26,676         42,812        22,154        22,238         30,087
    1,146.......          1,737          1,591          2,184           155           282            832
           2,847          2,948          2,813        135,604         2,514         2,561          2,795
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,496,769      6,173,633      6,065,833      8,041,900     1,453,983       686,862      3,677,820
            (109)        (1,170)           (33)       (13,406)      (13,847)      (12,888)          (500)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       2,496,660      6,172,463      6,065,800      8,028,494     1,440,136       673,974      3,677,320
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
       7,083,256        689,241      1,116,335      1,261,365      (666,121)    9,510,613      3,165,100
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
      18,628,659    140,686,075    112,928,394    167,967,618    26,650,206    (6,387,877)    26,587,874
              --             --             --             --            --            --     (1,679,242)
     (35,807,019)   152,827,628    214,814,984     70,038,822    65,836,552    (2,312,494)   206,238,143
              --             --             --             --            --            --       (518,396)
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
     (17,178,360)   293,513,703    327,743,378    238,006,440    92,486,758    (8,700,371)   230,628,379
    ------------   ------------   ------------   ------------   -----------   -----------   ------------
    $(10,095,104)  $294,202,944   $328,859,713   $239,267,805   $91,820,637   $   810,242   $233,793,479
    ============   ============   ============   ============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                              INTERMEDIATE
                                                 MONEY            HIGH         GOVERNMENT        CORE
                                                MARKET        QUALITY BOND        BOND          BOND(1)        BALANCED
                                            ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)............  $    18,759,934   $  13,120,662   $  9,454,641   $  33,418,674   $  12,600,377
  Net realized gains (losses) on
    securities and futures................          (81,098)        (77,003)       271,445     (16,710,925)     38,806,405
  Net realized gains (losses) on foreign
    currency transactions.................               --              --             --              --         534,648
  Net change in unrealized appreciation
    (depreciation) on securities and
    futures...............................               --      (5,712,669)    (6,973,210)    (22,172,181)      4,464,554
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies............................               --              --             --              --          11,066
                                            ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net assets
    resulting from operations.............       18,678,836       7,330,990      2,752,876      (5,464,432)     56,417,050
                                            ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested..........    2,447,353,613      97,896,479     95,259,001     279,258,506     164,980,620
  Value of capital withdrawn..............   (2,341,701,375)   (132,784,506)   (81,781,959)   (310,008,160)   (201,809,506)
                                            ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital transactions.....      105,652,238     (34,888,027)    13,477,042     (30,749,654)    (36,828,886)
                                            ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.....      124,331,074     (27,557,037)    16,229,918     (36,214,086)     19,588,164
NET ASSETS:
  Beginning of year.......................      292,437,753     227,463,134    158,574,467     551,935,530     505,995,739
                                            ---------------   -------------   ------------   -------------   -------------
  End of year.............................  $   416,768,827   $ 199,906,097   $174,804,385   $ 515,721,444   $ 525,583,903
                                            ===============   =============   ============   =============   =============

---------------
(1) Formerly Government/Corporate Bond

                       See notes to financial statements.

        EQUITY          EQUITY          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD
        INCOME           VALUE           INCOME           GROWTH           EQUITY          EQUITY           BOND
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $   25,448,578   $   7,083,256   $      689,241   $    1,116,335   $    1,261,365   $    (666,121)  $   9,510,613
       127,039,697      18,628,659      140,686,075      112,928,394      167,967,618      26,650,206      (6,387,877)
                --              --               --               --               --              --              --
       (38,715,500)    (35,807,019)     152,827,628      214,814,984       70,038,822      65,836,552      (2,312,494)
                --              --               --               --               --              --              --
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       113,772,775     (10,095,104)     294,202,944      328,859,713      239,267,805      91,820,637         810,242
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       448,574,397     258,787,553      663,367,352      724,768,783      641,434,602     308,383,031     196,525,358
      (514,820,438)   (244,447,936)    (486,602,314)    (475,207,907)    (633,758,010)   (221,556,953)   (167,216,173)
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
       (66,246,041)     14,339,617      176,765,038      249,560,876        7,676,592      86,826,078      29,309,185
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
        47,526,734       4,244,513      470,967,982      578,420,589      246,944,397     178,646,715      30,119,427
     1,367,107,496     389,859,775      771,268,461      688,448,565      924,089,884      81,327,707      94,870,981
    --------------   -------------   --------------   --------------   --------------   -------------   -------------
    $1,414,634,230   $ 394,104,288   $1,242,236,443   $1,266,869,154   $1,171,034,281   $ 259,974,422   $ 124,990,408
    ==============   =============   ==============   ==============   ==============   =============   =============

     INTERNATIONAL
         EQUITY
     --------------
     $    3,165,100
         26,587,874
         (1,679,242)
        206,238,143
           (518,396)
     --------------
        233,793,479
     --------------
      1,014,210,775
       (975,508,786)
     --------------
         38,701,989
     --------------
        272,495,468
        320,218,173
     --------------
     $  592,713,641
     ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                               INTERMEDIATE   GOVERNMENT/
                                                  MONEY            HIGH         GOVERNMENT     CORPORATE
                                                 MARKET        QUALITY BOND        BOND           BOND         BALANCED
                                             ---------------   -------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss).............  $    13,951,164   $  12,701,342   $  7,665,158   $27,460,446    $ 14,782,044
  Net realized gains (losses) on
    securities.............................           (8,027)        414,827        855,222     4,853,795      20,266,279
  Net realized gains on foreign currency
    transactions...........................               --              --             --            --              --
  Net change in unrealized appreciation
    (depreciation) on securities...........               --         727,026        952,909     2,272,504      18,099,702
  Net change in unrealized (depreciation)
    on translation of assets and
    liabilities
    in foreign currencies..................               --              --             --            --              --
                                             ---------------   -------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations.............................       13,943,137      13,843,195      9,473,289    34,586,745      53,148,025
                                             ---------------   -------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested...........    1,190,514,074     102,204,372     87,113,056   251,884,825     182,220,839
  Value of capital withdrawn...............   (1,144,331,916)   (106,753,871)   (67,198,275)  (96,168,925)   (124,143,038)
                                             ---------------   -------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions......       46,182,158      (4,549,499)    19,914,781   155,715,900      58,077,801
                                             ---------------   -------------   ------------   ------------   ------------
Net increase in net assets.................       60,125,295       9,293,696     29,388,070   190,302,645     111,225,826
NET ASSETS:
  Beginning of year........................      232,312,458     218,169,438    129,186,397   361,632,885     394,769,913
                                             ---------------   -------------   ------------   ------------   ------------
  End of year..............................  $   292,437,753   $ 227,463,134   $158,574,467   $551,935,530   $505,995,739
                                             ===============   =============   ============   ============   ============

                       See notes to financial statements.

        EQUITY          EQUITY         GROWTH &         EQUITY          SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        INCOME           VALUE          INCOME          GROWTH          EQUITY          EQUITY          BOND          EQUITY
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
    $   28,947,266   $   5,424,433   $   1,627,245   $   1,181,223   $   1,111,083   $   (149,096)  $  6,685,780   $   2,883,477
       110,650,921      44,679,908      19,534,576      61,370,721      17,684,596      1,181,993       (553,780)     10,177,768
                --              --              --              --              --             --             --         256,147
        19,217,218     (13,627,414)    150,077,114     115,672,317      31,347,149     19,387,276     (5,046,919)     16,727,273
                --              --              --              --              --             --             --      (2,957,713)
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       158,815,405      36,476,927     171,238,935     178,224,261      50,142,828     20,420,173      1,085,081      27,086,952
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       345,144,527     290,119,254     446,058,507     259,688,127     454,968,479     93,573,841     96,042,481     340,305,978
      (351,923,605)   (171,720,121)   (222,289,389)   (175,776,011)   (324,409,684)   (58,523,957)   (41,956,712)   (252,480,825)
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
        (6,779,078)    118,399,133     223,769,118      83,912,116     130,558,795     35,049,884     54,085,769      87,825,153
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
       152,036,327   154,876,060..     395,008,053     262,136,377     180,701,623     55,470,057     55,170,850     114,912,105
     1,215,071,169   234,983,715..     376,260,408     426,312,188     743,388,261     25,857,650     39,700,131     205,306,068
    --------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
    $1,367,107,496   $389,859,775..  $ 771,268,461   $ 688,448,565   $ 924,089,884   $ 81,327,707   $ 94,870,981   $ 320,218,173
    ==============   =============   =============   =============   =============   ============   ============   =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 86.54%
$14,000,000   American Express Company,
                5.70%, 04/06/00..............  $ 13,787,200
  3,296,000   American General Finance Corp.,
                5.78%, 02/23/00..............     3,267,953
  1,500,000   American Home Products Corp.,
                5.68%, 02/25/00..............     1,486,984
  4,500,000   Aristar, Inc., 6.05%,
                01/28/00.....................     4,479,581
  2,700,000   Aristar, Inc., 6.15%,
                01/31/00.....................     2,686,163
  4,800,000   Aristar, Inc., 6.10%,
                02/04/00.....................     4,772,346
  5,000,000   Bank of New York,
                5.76%, 02/24/00..............     4,956,800
  8,000,000   Bank One Corp.,
                5.70%, 01/31/00..............     7,962,000
 18,300,000   Chevron Oil Finance Corp.,
                5.00%, 01/05/00..............    18,289,833
 18,000,000   Citicorp, 6.01%, 02/10/00......    17,879,800
  1,760,000   Coca Cola Enterprises, Inc.,
                5.85%, 01/13/00..............     1,756,568
  4,235,000   Coca Cola Enterprises, Inc.,
                5.45%, 02/22/00..............     4,201,661
  2,000,000   Conagra, Inc., 6.37%,
                01/05/00.....................     1,998,584
    615,000   Country Wide Home Loans, 5.25%,
                01/05/00.....................       614,641
  2,700,000   Deere & Company,
                6.00%, 02/08/00..............     2,682,900
  1,000,000   Disney (Walt) Company,
                5.53%, 06/16/00..............       974,347
  4,150,000   Dominion Resources, Inc.,
                6.80%, 01/25/00..............     4,131,187
  1,000,000   Enterprise Funding Corp.,
                5.88%, 01/25/00..............       996,080
  5,805,000   Enterprise Funding Corp.,
                5.95%, 01/28/00..............     5,781,014
  8,000,000   Finova Capital Corp.,
                6.05%, 02/03/00..............     7,955,633
 18,700,000   Ford Motor Credit Corp.,
                6.40%, 01/19/00..............    18,640,160
  6,500,000   GE Capital Corp.,
                6.02%, 01/28/00..............     6,470,652
    700,000   GE Capital Corp.,
                5.71%, 03/14/00..............       691,895
 10,000,000   General Electric Company,
                5.76%, 02/18/00..............     9,923,200
  9,000,000   General Motors Acceptance
                Corp., 5.90%, 02/08/00.......     8,943,950
  8,000,000   General Motors Acceptance
                Corp., 5.75%, 02/25/00.......     7,929,722
    315,000   General Motors Corp.,
                5.75%, 02/11/00..............       312,937



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 1,200,000   General Motors Corp.,
                5.75%, 02/15/00..............  $  1,191,375
  8,800,000   Golden Funding Corp.,
                7.00%, 01/27/00..............     8,755,511
  8,225,000   Golden Funding Corp.,
                5.87%, 01/28/00..............     8,188,789
  5,000,000   Heller Financial, 5.95%,
                02/15/00.....................     4,962,813
  2,200,000   Heller International Corp.,
                5.85%, 02/25/00..............     2,180,338
  9,800,000   Heller International Corp.,
                5.95%, 03/09/00..............     9,689,859
  7,700,000   Household International Corp.,
                6.05%, 01/21/00..............     7,674,120
  9,300,000   Household International Corp.,
                6.05%, 02/08/00..............     9,240,609
  4,500,000   International Bank for
                Reconstruction and
                Development, 5.73%,
                10/15/00.....................     4,293,667
  1,100,000   International Bank for
                Reconstruction and
                Development, 5.85%,
                10/15/00.....................     1,048,553
  1,530,000   Johnson Controls, Inc.,
                5.93%, 01/27/00..............     1,523,448
  6,000,000   Lehman Brothers Holdings,
                6.15%, 03/15/00..............     6,003,843
    900,000   MCI Worldcom, Inc.,
                6.55%, 01/26/00..............       895,906
  3,445,000   Merrill Lynch & Company, Inc.,
                5.86%, 01/31/00..............     3,428,177
  5,000,000   Merrill Lynch & Company, Inc.,
                5.94%, 02/28/00..............     4,952,150
  5,150,000   Montauk Funding Corp.,
                6.25%, 01/14/00..............     5,138,377
  6,200,000   Montauk Funding Corp.,
                5.65%, 01/18/00..............     6,183,458
  3,750,000   Nabisco, Inc., 5.25%,
                01/03/00.....................     3,748,906
  5,700,000   Paccar Financial Group,
                5.03%, 02/01/00..............     5,675,312
  2,600,000   Paccar Financial Group,
                5.90%, 01/28/00..............     2,588,495
 10,000,000   Quebec Province Canada,
                5.79%, 05/26/00..............     9,765,183
  8,000,000   Quebec Province Canada,
                5.85%, 06/01/00..............     7,802,400
 18,000,000   Sears Roebuck & Company, 6.00%,
                02/15/00.....................    17,865,000
 15,087,000   Texaco, Inc., 5.90%,
                01/13/00.....................    15,057,329
  7,000,000   Toronto Dominion Bank,
                6.25%, 01/10/00..............     6,989,063


                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$   300,000   Trident Capital Finance, Inc.,
                5.96%, 01/19/00..............  $    299,106
  7,100,000   Trident Capital Finance, Inc.,
                6.55%, 01/19/00..............     7,076,748
    900,000   Trident Capital Finance, Inc.,
                5.95%, 02/11/00..............       893,901
 15,000,000   Union Bancal Corp.,
                5.25%, 05/08/00..............    15,000,000
 15,000,000   Wells Fargo Company,
                5.87%, 03/03/00..............    14,848,358
  2,875,000   Windmill Funding Corp.,
                6.59%, 01/10/00..............     2,870,263
    400,000   Windmill Funding Corp.,
                5.84%, 01/12/00..............       399,286
    850,000   Windmill Funding Corp.,
                5.87%, 01/12/00..............       848,476
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $360,652,610)............   360,652,610
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.12%
  8,000,000   5.00%, 02/10/00................     8,000,000
  5,000,000   5.14%, 03/17/00................     5,000,000
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $13,000,000).............    13,000,000
                                               ------------
              SHORT TERM CORPORATE NOTES -- 9.98%
  1,800,000   Banc One, Floating Rate, 6.40%,
                01/06/00+....................     1,800,000
  4,811,000   Capital One Funding Corp.,
                Floating Rate,
                6.40%, 01/06/00+.............     4,811,000
 10,000,000   Dow Chemical Company, Floating
                Rate,
                5.5125%, 03/15/00+...........    10,000,000



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 7,000,000   Goldman Sachs Group, Floating
                Rate, 5.40%, 02/25/00+.......  $  7,000,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 6.2575%, 02/15/00+.....     9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate,
                6.6125%, 03/15/00+...........     9,000,000
                                               ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES (Cost $41,611,000).......    41,611,000
                                               ------------
              TOTAL SECURITIES (Cost
              $415,263,610)..................   415,263,610
                                               ------------
              REPURCHASE AGREEMENT -- 0.02%
     78,083   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $78,102
                (Collateralized by Fannie
                Mae, 7.32%, due 08/01/27,
                with a value of $82,047)
                (Cost $78,083)...............        78,083
                                               ------------
              Total Investments -- 99.66%
              (Cost $415,341,693)............   415,341,693
              Other assets less
              liabilities -- 0.34%...........     1,427,134
                                               ------------
              NET ASSETS -- 100.00%..........  $416,768,827
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $415,341,693.


---------------
+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1999.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 90.66%
              AUTOMOBILES -- 2.48%
$ 5,000,000   DaimlerChrysler N.A. Holdings,
                6.59%, 06/18/02..............  $  4,952,355
                                               ------------
              BANKS -- 13.74%
  3,500,000   Bank of America Corp.
                10.00%, 02/01/03.............     3,783,437
  8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............     7,989,200
  3,750,000   First Union Corp.,
                8.00%, 11/15/02..............     3,826,511
  3,120,000   Midland Bank PLC,
                8.625%, 12/15/04.............     3,238,691
  2,000,000   RBSG Capital Corp.,
                10.125%, 03/01/04............     2,182,180
  1,810,338   Union Acceptance Corp.,
                6.40%, 10/10/02..............     1,807,586
  4,700,000   Union Acceptance Corp.,
                5.57%, 09/08/03..............     4,635,845
                                               ------------
              TOTAL BANKS....................    27,463,450
                                               ------------
              BROKERAGE -- 10.95%
  5,000,000   Bear Stearns & Company,
                6.45%, 08/01/02..............     4,907,090
  1,500,000   Bear Stearns & Company, 6.125%,
                02/01/03.....................     1,447,559
  7,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 02/26/01..............     6,912,941
  5,000,000   Merrill Lynch & Company, 5.75%,
                11/04/02.....................     4,844,760
  4,000,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     3,776,340
                                               ------------
              TOTAL BROKERAGE................    21,888,690
                                               ------------
              FINANCE -- 17.69%
  1,000,000   Abbey National First Capital,
                8.20%, 10/15/04..............     1,024,613
  2,000,000   Associates Corp. N.A.,
                6.15%, 01/13/03..............     1,952,962
  3,170,000   Associates Corp. N.A.,
                6.01%, 02/07/03..............     3,080,993
  4,400,000   Associates Corp. N.A.,
                7.80%, 09/15/04..............     4,510,475
    855,577   Copelco Capital Funding Corp.
                II, 6.34%, 07/20/04..........       854,713
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     4,864,645
  2,000,000   Freddie Mac, 6.25%, 10/15/02...     1,979,330
  5,000,000   General Motors Acceptance
                Corp., 5.40%, 04/09/01.......     4,923,950
  5,000,000   International Lease Finance,
                5.45%, 02/08/02..............     4,862,290
  5,000,000   Norwest Financial, Inc.,
                6.375%, 7/16/02..............     4,907,775


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$   856,081   Textron Financial Corp.,
                6.05%, 03/16/09..............  $    853,170
  1,453,233   Travelers Mortgage,
                12.00%, 03/01/14.............     1,555,337
                                               ------------
              TOTAL FINANCE..................    35,370,253
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 2.47%
  1,244,138   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............     1,241,090
  3,434,611   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     3,416,339
    281,782   Western Finance Grantor Trust,
                5.875%, 03/01/02.............       281,447
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              BANKS..........................     4,938,876
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 10.05%
  3,900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............     3,832,296
  4,000,000   Discover Card Master Trust I,
                Series 98-6A, 5.85%,
                01/17/06.....................     3,856,800
  6,000,000   Proffitt's Credit Card Master
                Trust, Series 98-2A,
                6.00%, 09/15/04..............     5,926,020
  5,000,000   Sears Credit Account Master
                Trust, Series 96-1A,
                6.20%, 02/16/06..............     4,966,950
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,505,145
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    20,087,211
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 7.02%
  5,000,000   Caterpillar Financial Asset
                Trust, 6.20%, 04/25/04 (a)...     4,938,750
    726,272   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............       727,260
  2,472,163   Navistar Financial Corp.,
                Series 98-A, Class A,
                5.94%, 11/15/04..............     2,451,768
    412,359   Pemex Exp Grantor Trust,
                7.66%, 08/15/01..............       416,903
  1,337,051   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............     1,330,847
  4,204,185   USAA Auto Loan Grantor Trust,
                6.10%, 02/15/06..............     4,171,340
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................    14,036,868
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 2.74%
$ 3,500,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............  $  3,610,145
  1,871,316   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................     1,864,766
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              OTHER..........................     5,474,911
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --
                1.49%
  2,849,891   Upjohn Company,
                9.79%, 02/01/04..............     2,973,377
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 14.78%
    858,702   Capital Equipment Receivable
                Trust, Series 96-1,
                6.28%, 06/15/00..............       858,702
    570,987   Chevy Chase Auto Receivable
                Trust, 6.60%, 12/15/02.......       571,815
  6,729,000   Compass Auto Receivables Trust,
                Series 1998-A3,
                5.90%, 05/15/04..............     6,688,087
  3,000,000   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     2,962,500
  5,000,000   First Sierra Receivables,
                5.73%, 07/15/04..............     4,833,850
  1,234,669   First Sierra Receivables II,
                6.85%, 02/10/03..............     1,235,397
    542,080   Heller Equipment Asset
                Receivables Trust, Series
                1997-1, Class A2,
                6.39%, 05/25/05..............       538,974
  6,989,187   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........     6,945,365
  5,000,000   Textron Financial Corp.
                Receivable Trust, Series
                1998-A, Class A2,
                5.89%, 01/15/05..............     4,913,700
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    29,548,390
                                               ------------
              PRIVATE ASSET BACKED: RETAIL -- 2.37%
  4,000,000   John Deere Capital Corp.,
                6.90%, 10/18/02..............     3,967,760
    774,496   Premier Auto Trust,
                6.40%, 10/06/01..............       775,038
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RETAIL.........................     4,742,798
                                               ------------
              PRIVATE ASSET BACKED:
              TRANSPORTATION -- 3.58%
  7,083,050   Railcar Trust, 7.75%,
                06/01/04.....................     7,151,047
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE -- 1.30%
$ 2,000,000   Camden Property Trust,
                7.23%, 10/30/00..............  $  1,997,000
    367,229   Merrill Lynch Mortgage
                Investors, Inc.,
                10.35%, 05/15/09.............       374,761
    232,000   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       237,100
                                               ------------
              TOTAL REAL ESTATE..............     2,608,861
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $184,960,190)............   181,237,087
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 1.34%
              FANNIE MAE -- 0.04%
      2,891   PL# 6346, 6.75%, 02/01/03......         2,897
     74,873   PL# 137455, 7.00%, 04/01/04....        72,413
                                               ------------
              TOTAL FANNIE MAE...............        75,310
                                               ------------
              FREDDIE MAC -- 0.63%
    637,953   PL# 850082, 9.00%, 10/01/05....       649,827
     60,202   REMIC, Series MH-1, 10.15%,
                04/15/06.....................        60,575
    352,744   PL# D06777, 7.50%, 03/01/08....       356,534
    195,680   PL# 306816, 7.00%, 01/01/18....       195,501
                                               ------------
              TOTAL FREDDIE MAC..............     1,262,437
                                               ------------
              RESOLUTION TRUST CORP. -- 0.67%
  1,339,531   Resolution Trust Corp.,
                7.946%, 08/25/21.............     1,334,147
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $2,700,525)...     2,671,894
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 2.47%
  5,000,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $5,038,397)............     4,929,805
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 1.59%
    251,216   Janus Money Market Fund(b).....       251,216
  2,927,478   Merrimac Cash Fund -- Premium
                Class(b).....................     2,927,478
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $3,178,694)....     3,178,694
                                               ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 0.27%
$    62,804   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....        62,804
    141,309   Den Danske Bank,
                6.39%, 01/20/00(b)...........       141,309
    141,309   Den Danske Bank,
                6.41%, 01/27/00(b)...........       141,309

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$    62,804   Royal Bank Of Scotland,
                6.15%, 01/20/00(b)...........  $     62,804
    141,309   Royal Bank Of Scotland,
                6.31%, 01/27/00(b)...........       141,309
                                               ------------
              TOTAL CERTIFICATES OF DEPOSITS
              (Cost $549,535)................       549,535
                                               ------------
              TIME DEPOSITS -- 0.19%
    371,771   BankBoston, N.A.,
                4.68%, 01/03/00(b)
                (Cost $371,771)..............       371,771
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.50%
  1,000,000   Prudential Securities, Inc.,
                4.85%(++), 03/10/00(b) (Cost
                $1,000,000)..................     1,000,000
                                               ------------
              TOTAL SECURITIES (Cost
              $197,799,112)..................   193,938,786
                                               ------------
              REPURCHASE AGREEMENT -- 4.44%
  8,884,965   With Morgan Stanley Dean Witter
                & Company, dated 12/31/99,
                2.03%, due 01/03/00,
                repurchase proceeds at
                maturity $8,886,468
                (Collateralized by U.S.
                Treasury Notes, 7.25% due
                05/15/04, with a value of
                $9,072,454) (Cost
                $8,884,965)..................     8,884,965
                                               ------------
              Total Investments -- 101.46%
              (Cost $206,684,077)............   202,823,751
              Liabilities less other
              assets -- (1.46%)..............    (2,917,654)
                                               ------------
              NET ASSETS -- 100.00%..........  $199,906,097
                                               ============


The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $206,684,077.



The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $    133,508
    Gross unrealized depreciation.........    (3,993,834)
                                            ------------
    Net unrealized depreciation...........  $ (3,860,326)
                                            ============


---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 29.27%
$ 2,500,000   8.875%, 05/15/00(a)............  $  2,532,813
 31,000,000   6.25%, 01/31/02(a).............    31,000,000
  5,000,000   5.625%, 12/31/02...............     4,904,690
 11,000,000   6.50%, 10/15/06................    10,969,068
  2,000,000   4.75%, 11/15/08(a).............     1,764,376
                                               ------------
              TOTAL US TREASURY NOTES
              (Cost $52,945,531).............    51,170,947
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 64.24%
              FANNIE MAE -- 7.82%
  2,000,000   CMO, Series 94-75, 7.00%,
                01/25/03.....................     1,986,740
  2,000,000   5.75%, 04/15/03................     1,941,808
  3,000,000   5.125%, 02/13/04...............     2,814,837
  2,000,000   5.875%, 04/23/04...............     1,921,000
  5,000,000   Series 96-M7, Class B,
                6.8654%, 06/17/11............     4,999,250
                                               ------------
              TOTAL FANNIE MAE...............    13,663,635
                                               ------------
              FEDERAL HOME LOAN BANK -- 7.88%
  5,000,000   7.39%, 08/22/01................     5,063,235
  4,000,000   4.875%, 01/22/02...............     3,869,968
  3,000,000   5.125%, 02/26/02...............     2,912,508
  2,000,000   5.50%, 01/21/03................     1,934,710
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK...    13,780,421
                                               ------------
              FREDDIE MAC -- 13.03%
  7,000,000   6.00%, 07/20/01................     6,936,496
  7,000,000   6.30%, 06/01/04(a).............     6,786,017
  3,000,000   CMO, Series 1574,
                6.50%, 02/15/21..............     2,947,080
  5,300,000   CMO, Series 1500,
                7.00%, 06/15/22..............     5,073,743
    462,741   CMO, Series 31, Floating Rate,
                6.90%(++), 08/25/23..........       462,721
    574,131   CMO, Series 1710, Floating
                Rate, 7.00%(++), 02/15/24....       574,499
                                               ------------
              TOTAL FREDDIE MAC..............    22,780,556
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 16.01%
      3,134   PL# 209631, 7.50%, 04/15/02....         3,172
     13,569   PL# 328000, 7.50%, 06/15/07....        13,787
      6,415   PL# 328084, 7.50%, 07/15/07....         6,518
     10,021   PL# 335542, 7.50%, 08/15/07....        10,182
     85,322   PL# 335995, 7.50%, 08/15/07....        86,692
     29,131   PL# 322072, 7.50%, 08/15/07....        29,599

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (CONTINUED)
$   118,801   PL# 323189, 7.50%, 08/15/07....  $    120,709
    149,786   PL# 328188, 7.50%, 08/15/07....       152,192
    209,121   PL# 328192, 7.50%, 08/15/07....       212,480
     53,164   PL# 328200, 7.50%, 08/15/07....        54,018
    253,750   PL# 329060, 7.50%, 08/15/07....       257,826
    222,471   PL# 332267, 7.50%, 08/15/07....       226,044
     51,700   PL# 333320, 7.50%, 09/15/07....        52,531
    141,722   PL# 333709, 7.50%, 09/15/07....       143,998
    257,281   PL# 297619, 7.50%, 09/15/07....       261,413
    203,026   PL# 332704, 7.50%, 09/15/07....       206,287
    154,598   PL# 369749, 6.50%, 09/15/08....       149,960
    210,671   PL# 345975, 6.50%, 10/15/08....       204,351
    503,069   PL# 374726, 6.50%, 10/15/08....       487,977
    164,179   PL# 345973, 6.50%, 11/15/08....       159,254
     97,944   PL# 363874, 6.50%, 11/15/08....        95,006
    337,897   PL# 370448, 6.50%, 11/15/08....       327,760
    404,590   PL# 371094, 6.50%, 11/15/08....       392,453
    240,818   PL# 366531, 6.50%, 11/15/08....       233,594
  3,628,264   PL# 2483, 7.00%, 09/20/27......     3,496,028
 12,654,494   PL# 2631, 7.00%, 08/20/28......    12,193,288
  8,724,799   PL# 2645, 7.00%, 09/20/28......     8,406,815
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    27,983,934
                                               ------------
              US TREASURY INFLATION INDEX -- 5.67%
 10,000,000   3.625%, 01/15/08...............     9,916,192
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 2.83%
  5,000,000   6.23%, 08/01/02................     4,952,715
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.91%
  2,500,000   6.375%, 06/15/05...............     2,409,170
  3,000,000   5.375%, 11/13/08...............     2,673,531
                                               ------------
              TOTAL TENNESSEE VALLEY
                AUTHORITY....................     5,082,701
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 8.09%
  4,495,210   6.12%, 04/01/08................     4,312,030
 10,000,000   7.05%, 11/15/13................     9,836,200
                                               ------------
              TOTAL US GOVERNMENT GUARANTEED
                BOND.........................    14,148,230
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $115,477,309)..................   112,308,384
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 5.10%
              FANNIE MAE -- 1.49%
$ 2,600,000   3.50%, 01/05/00................  $  2,598,989
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.61%
  6,400,000   5.77%, 03/24/00................     6,314,860
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $8,913,849)............     8,913,849
                                               ------------
              CERTIFICATES OF DEPOSIT --2.29%
    456,608   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....       456,608
  1,027,367   Den Danske Bank,
                6.39%, 01/20/00(b)...........     1,027,367
  1,027,367   Den Danske Bank,
                6.41%, 01/27/00(b)...........     1,027,367
    456,608   Royal Bank of Scotland,
                6.15%, 01/20/00(b)...........       456,608
  1,027,367   Royal Bank of Scotland,
                6.31%, 01/27/00(b)...........     1,027,367
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $3,995,317)..............     3,995,317
                                               ------------
              SHORT TERM CORPORATE NOTES -- 12.59%
  5,000,000   Goldman Sachs & Company,
                Floating Rate,
                6.44625%(++), 02/04/00(b)....     5,000,000
  5,000,000   JP Morgan Securities, Inc.,
                Floating Rate,
                4.605%(++), 07/07/00(b)......     5,000,000
  2,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).......     2,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate,
                4.85%(++), 03/10/00(b).......    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES
              (Cost $22,000,000).............    22,000,000
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.57%
    826,431   Janus Money Market Fund(b).....       826,431
    166,076   Merrimac Cash Fund -- Premium
                Class(b).....................       166,076
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $992,507)......       992,507
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSIT -- 5.77 %
$10,091,051   BankBoston N.A.,
                4.68%, 01/03/00(b) (Cost
                $10,091,051).................  $ 10,091,051
                                               ------------
              TOTAL SECURITIES
              (Cost $214,415,564)............   209,472,055
                                               ------------
              REPURCHASE AGREEMENT -- 0.04%
     63,303   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $63,319
                (Collateralized by Government
                National Mortgage
                Association, 6.75%, due
                07/20/25, with a value of
                $66,663) (Cost $63,303)......        63,303
                                               ------------
              Total Investments -- 119.87%
              (Cost $214,478,867)............   209,535,358
              Liabilities less other
              assets -- (19.87%).............   (34,730,973)
                                               ------------
              NET ASSETS -- 100.00%..........  $174,804,385
                                               ============



The aggregate cost of securities for federal income tax purposes at December 31, 1999 is $214,478,867.



The following amount is based on cost for federal income tax purposes:



    Gross unrealized appreciation.........  $     92,888
    Gross unrealized depreciation.........    (5,036,397)
                                            ------------
    Net unrealized depreciation...........  $ (4,943,509)
                                            ============


---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 39.70%
              US TREASURY NOTES -- 35.90%
$95,000,000   6.25%, 08/31/00(a)............  $  95,207,860
 30,000,000   5.50%, 12/31/00(a)............     29,821,890
 40,000,000   6.125%, 12/31/01(a)...........     39,912,520
 11,000,000   5.75%, 08/15/03(a)............     10,769,693
 10,000,000   5.625%, 05/15/08..............      9,406,250
                                              -------------
              TOTAL US TREASURY NOTES.......    185,118,213
                                              -------------
              US TREASURY STRIPS -- 0.23%
  4,900,000   0.00%, 08/15/20...............      1,214,901
                                              -------------
              US TREASURY BOND -- 3.57%
 19,300,000   6.125%, 08/15/29..............     18,401,353
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $206,157,705)...........    204,734,467
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 53.53%
              FEDERAL HOME LOAN BANK -- 2.06%
 11,000,000   4.875%, 01/22/02..............     10,642,412
                                              -------------
              FANNIE MAE -- 18.52%
 25,000,000   6.00%, 01/01/15...............     23,726,563
 25,000,000   6.00%, 01/01/30...............     22,871,094
 25,000,000   7.00%, 01/01/30...............     24,175,781
 25,000,000   7.50%, 01/01/30...............     24,730,469
                                              -------------
              TOTAL FANNIE MAE..............     95,503,907
                                              -------------
              FREDDIE MAC -- 12.84%
 14,000,000   6.30%, 06/01/04(a)............     13,572,034
  1,452,815   Series 1377, Floating Rate,
                7.00%, 09/15/07(++).........      1,464,147
 29,810,000   6.625%, 09/15/09..............     28,878,527
  4,000,000   Series 1666, Class E,
                6.00%, 12/15/19.............      3,919,120
  1,388,223   Series 31, Floating Rate,
                6.90%, 08/25/23(++).........      1,388,162
 18,000,000   6.75%, 09/15/29...............     17,011,800
                                              -------------
              TOTAL FREDDIE MAC.............     66,233,790
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 19.59%
 26,405,710   PL# 2631, 7.00%, 08/20/28.....     25,443,328
  3,489,920   PL# 2645, 7.00%, 09/20/28.....      3,362,726
 50,000,000   6.50%, 01/15/30...............     46,945,313
 25,000,000   8.00%, 01/15/30...............     25,253,906
                                              -------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION..........    101,005,273
                                              -------------


 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              TENNESSEE VALLEY AUTHORITY -- 0.52%
$ 3,000,000   5.375%, 11/13/08..............  $   2,673,531
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $281,092,517).................    276,058,913
                                              -------------
              CORPORATE BONDS & NOTES -- 28.55%
              AEROSPACE -- 1.84%
  1,000,000   AMR Corp., 9.82%, 10/25/11....      1,128,670
  8,000,000   AMR Corp., 9.00%, 08/01/12....      8,365,608
                                              -------------
              TOTAL AEROSPACE...............      9,494,278
                                              -------------
              BANKS -- 5.20%
 10,000,000   Bank of America Corp.,
                6.625%, 06/15/04............      9,772,270
  7,000,000   Inter-American Development
                Bank, 8.875%, 08/22/01......      7,240,758
 10,000,000   Wells Fargo Company,
                6.625%, 07/15/04............      9,780,850
                                              -------------
              TOTAL BANKS...................     26,793,878
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 1.74%
  9,000,000   Sun Microsystems, Inc.,
                7.35%, 08/15/04.............      8,964,981
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.53%
  9,000,000   International Business
                Machines Corp., 5.375%,
                02/01/09....................      7,898,580
                                              -------------
              ELECTRIC -- INTEGRATED -- 1.91%
  5,000,000   Edison Mission Energy -- 144A,
                7.73%, 06/15/09.............      4,961,270
  5,000,000   Texas Utilities Electric
                Company, 7.17%, 08/01/07....      4,880,365
                                              -------------
              TOTAL ELECTRIC --INTEGRATED...      9,841,635
                                              -------------
              FINANCE -- 7.24%
 10,000,000   Associates Corp. N.A.,
                6.25%, 11/01/08.............      9,213,440
 10,000,000   General Motors Acceptance
                Corp., 6.625%, 10/15/05.....      9,621,720
 10,070,000   General Motors Acceptance
                Corp., 6.175%, 05/15/33.....      9,161,283
 10,000,000   Goldman Sachs & Company,
                6.65%, 05/15/09.............      9,315,900
                                              -------------
              TOTAL FINANCE.................     37,312,343
                                              -------------
              FOOD AND BEVERAGE -- 0.95%
  5,000,000   Diageo Capital PLC,
                6.625%, 06/24/04............      4,892,680
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS & NOTES (CONTINUED)
              MEDIA -- 1.96%
$10,000,000   Time Warner, Inc.,
                7.75%, 06/15/05.............  $  10,133,280
                                              -------------
              SPECIAL PURPOSE ENTITY -- 1.65%
  8,500,000   US West Capital Funding --
                144A, Floating Rate,
                6.57%, 06/15/00(++).........      8,497,136
                                              -------------
              TELECOMMUNICATIONS -- 1.92%
 10,000,000   AT&T Corp., 6.50%, 09/15/02...      9,912,500
                                              -------------
              TOBACCO -- 0.72%
  4,000,000   Universal Corp.,
                6.50%, 02/15/06.............      3,731,516
                                              -------------
              TRANSPORTATION -- 1.89%
 10,000,000   Norfolk Southern Corp.,
                7.70%, 05/15/17.............      9,763,730
                                              -------------
              TOTAL CORPORATE BONDS & NOTES
              (Cost $149,836,220)...........    147,236,537
                                              -------------
              FOREIGN GOVERNMENT OBLIGATION -- 0.98%
  5,000,000   Province of Ontario,
                7.375%, 01/27/03
                (Cost $5,108,100)...........      5,053,000
                                              -------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 10.91%
              FANNIE MAE -- 5.73%
 30,000,000   5.54%, 02/08/00...............     29,552,183
                                              -------------
              FREDDIE MAC -- 5.18%
  6,000,000   5.54%, 01/13/00...............      5,908,590
 11,000,000   5.60%, 02/15/00...............     10,883,644
 10,000,000   5.42%, 02/25/00...............      9,914,183
                                              -------------
              TOTAL FREDDIE MAC.............     26,706,417
                                              -------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $56,258,601)..................     56,258,600
                                              -------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 7.32%
 11,772,657   Janus Money Market Fund(b)....     11,772,657
 25,993,451   Merrimac Cash Fund -- Premium
                Class(b)....................     25,993,451
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $37,766,108)..................     37,766,108
                                              -------------
 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CERTIFICATES OF DEPOSIT -- 14.37%
$   503,414   American Express Centurion
                Bank, 6.15%, 01/26/00(b)....  $     503,414
 38,876,479   Bank of Nova Scotia,
                6.05%, 01/26/00(b)..........     38,876,479
  1,132,684   Den Danske Bank,
                6.39%, 01/20/00(b)..........      1,132,684
  1,132,684   Den Danske Bank,
                6.41%, 01/27/00(b)..........      1,132,684
    503,414   Royal Bank of Scotland,
                6.15%, 01/20/00(b)..........        503,414
  1,132,684   Royal Bank of Scotland,
                6.31%, 01/27/00(b)..........      1,132,684
 30,835,992   Toronto Dominion Bank,
                6.40%, 02/24/00(b)..........     30,835,992
                                              -------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $74,117,351)............     74,117,351
                                              -------------
              TIME DEPOSIT -- 0.33%
  1,712,666   BankBoston N.A.,
                4.68%, 01/03/00(b)
                (Cost $1,712,666)...........      1,712,666
                                              -------------
              SHORT TERM CORPORATE NOTES -- 12.51%
 25,000,000   Bear Stearns & Company,
                Floating Rate,
                4.75%(++), 06/26/00(b)......     25,000,000
 15,000,000   Goldman Sachs & Company,
                Floating Rate,
                4.75%(++), 01/03/00(b)......     15,000,000
  7,000,000   JP Morgan Securities, Inc.,
                Floating Rate,
                4.605%(++), 07/07/00(b).....      7,000,000
 17,500,000   Prudential Securities, Inc.,
                Floating Rate,
                4.85%(++), 03/10/00(b)......     17,500,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $64,500,000)......     64,500,000
                                              -------------
              TOTAL SECURITIES (Cost
              $876,549,268).................    867,437,642
                                              -------------


                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                        VALUE
 ---------                                    -------------
          z   REPURCHASE AGREEMENT -- 1.44%
$ 7,418,922   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $7,420,814 (Collateralized
                by Freddie Mac, 7.25%,
                04/25/24, with a value of
                $5,091,116, and Fannie Mae
                Adjustable Rate Mortgage,
                7.238%, 08/01/27, with a
                value of $2,699,532) (Cost
                $7,418,922).................  $   7,418,922
                                              -------------
              Total Investments -- 169.64%
              (Cost $883,968,190)...........    874,856,564
              Liabilities less other
              assets -- (69.64)%............   (359,135,120)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 515,721,444
                                              =============

The aggregate cost of securities for federal income tax purposes at December 31, 1999, is $884,547,998.


The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $     149,692
    Gross unrealized depreciation.........     (9,841,126)
                                            -------------
    Net unrealized depreciation...........  $  (9,691,434)
                                            =============


---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 61.18%
              ADVERTISING -- 0.18%
      7,600   Interpublic Group of Companies,
                Inc. ........................  $    438,425
      4,800   Omnicom Group, Inc. ...........       480,000
                                               ------------
              TOTAL ADVERTISING..............       918,425
                                               ------------
              AEROSPACE -- 0.62%
     41,000   Boeing Company.................     1,704,063
      4,600   General Dynamics Corp. ........       242,650
      1,700   Goodrich (B.F.) Company........        46,750
      2,000   Northrop Grumman Corp. ........       108,125
      2,700   Raytheon Company -- Class B....        71,719
     17,000   United Technologies Corp. .....     1,105,000
                                               ------------
              TOTAL AEROSPACE................     3,278,307
                                               ------------
              AGRICULTURE EQUIPMENT -- 0.05%
      6,600   Deere & Company................       286,275
                                               ------------
              AIRLINES -- 0.04%
     13,600   Southwest Airlines Company.....       220,150
                                               ------------
              APPAREL -- 0.07%
      1,500   Liz Claiborne, Inc. ...........        56,437
      1,000   Russell Corp. .................        16,750
        300   Springs Industries, Inc. ......        11,981
      8,300   TJX Companies, Inc. ...........       169,631
      2,900   V. F. Corp.....................        87,000
                                               ------------
              TOTAL APPAREL..................       341,799
                                               ------------
              AUTOMOBILES: CARS -- 0.54%
     29,900   Ford Motor Company.............     1,597,781
     17,200   General Motors Corp. ..........     1,250,225
                                               ------------
              TOTAL AUTOMOBILES: CARS........     2,848,006
                                               ------------
              AUTOMOBILES: TRUCKS -- 0.06%
        200   NACCO Industries,
                Inc. -- Class A..............        11,112
      3,500   Navistar International
                Corp.(c).....................       165,813
      3,300   PACCAR, Inc. ..................       146,231
                                               ------------
              TOTAL AUTOMOBILES: TRUCKS......       323,156
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 0.29%
      4,200   Autozone, Inc.(a)(c)...........       135,712
      1,000   Cummins Engine Company, Inc. ..        48,313
      4,800   Dana Corp. ....................       143,700
     20,793   Delphi Automotive Systems
                Corp. .......................       327,490
      5,600   Genuine Parts Company..........       138,950

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              AUTOMOTIVE EQUIPMENT (CONTINUED)
      2,600   Johnson Controls,
                Inc. ........................  $    147,875
      6,400   Teradyne, Inc.(c)..............       422,400
      2,900   TRW, Inc. .....................       150,619
                                               ------------
              TOTAL AUTOMOTIVE EQUIPMENT.....     1,515,059
                                               ------------
              BANKS -- 2.75%
      5,300   AmSouth Bancorporation.........       102,356
     46,000   Bank of America Corp. .........     2,308,625
     20,400   Bank of New York Company,
                Inc. ........................       816,000
     16,700   Bank One Corp. ................       535,444
      9,600   BB&T Corp. ....................       262,800
     22,200   Chase Manhattan Corp. .........     1,724,662
      4,800   Comerica, Inc. ................       224,100
      8,300   Fifth Third Bancorp............       609,013
     26,345   Firstar Corp. .................       556,538
     27,756   Fleet Boston Financial
                Corp. .......................       966,256
      4,800   Golden West Financial Corp. ...       160,800
      7,150   Huntington Bancshares, Inc. ...       170,706
      6,000   Keycorp........................       132,750
     14,600   Mellon Bank Corp. .............       497,312
      5,000   J.P. Morgan & Company..........       633,125
      6,000   Northern Trust Corp. ..........       318,000
      7,900   PNC Bank Corp. ................       351,550
      2,500   Regions Financial Corp. .......        62,812
      5,100   SouthTrust Corp. ..............       192,844
      4,300   State Street Corp. ............       314,169
      5,400   Summit Bancorp.................       165,375
      7,700   SunTrust Banks, Inc. ..........       529,856
      8,400   Synovus Financial Corp. .......       166,950
      1,700   Union Planters Corp. ..........        67,044
      5,400   Wachovia Corp. ................       367,200
     15,900   Washington Mutual, Inc. .......       413,400
     44,200   Wells Fargo Company............     1,787,337
                                               ------------
              TOTAL BANKS....................    14,437,024
                                               ------------
              BUILDING MATERIALS -- 1.27%
     79,950   Home Depot, Inc. ..............     5,481,572
     16,900   Lowe's Companies, Inc. ........     1,009,775
      6,000   Masco Corp. ...................       152,250
      2,100   Owens Corning..................        40,556
                                               ------------
              TOTAL BUILDING MATERIALS.......     6,684,153
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CHEMICALS -- 0.76%
      6,700   Air Products and Chemicals,
                Inc. ........................  $    224,869
      5,800   Dow Chemicals Company..........       775,025
     28,100   du Pont (E. I.) de Nemours.....     1,851,087
      3,300   Engelhard Corp. ...............        62,287
      1,000   FMC Corp.(c)...................        57,313
      2,000   Grace (W.R.) & Company(c)......        27,750
      1,800   Great Lakes Chemical Corp. ....        68,738
      3,000   Hercules, Inc. ................        83,625
      3,000   International Flavors &
                Fragrances, Inc. ............       113,250
      4,600   Praxair, Inc. .................       231,438
      5,264   Rohm and Haas Company..........       214,179
      1,300   Sigma-Aldrich Corp. ...........        39,081
      3,500   Union Carbide Corp. ...........       233,625
                                               ------------
              TOTAL CHEMICALS................     3,982,267
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 1.14%
      6,400   ADC Telecommunications,
                Inc.(c)......................       464,400
      3,200   Comverse Technology, Inc.(c)...       463,200
     28,800   QUALCOMM, Inc.(c)..............     5,072,400
                                               ------------
              TOTAL COMMUNICATIONS
              EQUIPMENT......................     6,000,000
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.88%
      4,600   Apple Computer, Inc.(a)(c).....       472,937
      2,600   Avery-Dennison Corp. ..........       189,475
      9,200   Gateway, Inc.(a)(c)............       662,975
     27,400   Hewlett-Packard Company........     3,121,888
      5,300   IKON Office Solutions, Inc. ...        36,106
     48,500   International Business Machines
                Corp. .......................     5,238,000
      3,700   Lexmark International Group,
                Inc.(c)......................       334,850
      4,200   Network Appliance, Inc.(c).....       348,862
      7,200   Pitney Bowes, Inc. ............       347,850
      6,100   Seagate Technology, Inc.(c)....       284,031
     52,000   Sun Microsystems, Inc.(c)......     4,026,750
      1,300   Tektronix, Inc. ...............        50,538
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    15,114,262
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 10.28%
      4,400   Adaptec, Inc.(c)...............       219,450
      3,800   Adobe Systems, Inc. ...........       255,550



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    107,500   America Online, Inc.(c)........  $  8,109,531
     16,500   Automatic Data Processing,
                Inc. ........................       888,938
      6,000   BMC Software, Inc.(c)..........       479,625
    121,600   Cisco Systems, Inc.(c).........    13,026,400
      2,600   Citrix Systems, Inc.(c)........       319,800
     14,200   Computer Associates
                International, Inc. .........       993,112
      4,300   Computer Sciences Corp.(c).....       406,888
      5,200   Compuware Corp.(c).............       193,700
     12,700   Electronic Data Systems
                Corp. .......................       850,106
     27,100   EMC Corp.(c)...................     2,960,675
     14,900   First Data Corp. ..............       734,756
      7,600   IMS Health, Inc. ..............       206,625
    138,900   Microsoft Corp.(c).............    16,216,575
      9,700   Novell, Inc.(c)................       387,394
     37,500   Oracle Corp.(c)................     4,202,344
      7,800   Parametric Technology
                Corp.(c).....................       211,087
        700   Shared Medical Systems
                Corp. .......................        35,656
      8,100   Unisys Corp.(c)................       258,694
      7,100   Yahoo!, Inc.(c)................     3,072,081
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    54,028,987
                                               ------------
              CONSTRUCTION -- 0.05%
      2,200   Fluor Corp. ...................       100,925
      1,300   Kaufman & Broad Home Corp. ....        31,444
      2,000   Pulte Corp. ...................        45,000
      2,400   Vulcan Materials Company(a)....        95,850
                                               ------------
              TOTAL CONSTRUCTION.............       273,219
                                               ------------
              CONSUMER GOODS AND SERVICES -- 4.37%
        800   Alberto-Culver Company -- Class
                B............................        20,650
      7,000   Avon Products, Inc. ...........       231,000
      2,100   Brunswick Corp. ...............        46,725
     15,700   Colgate-Palmolive Company......     1,020,500
      8,300   Eastman Kodak Company..........       549,875
      4,000   Ecolab, Inc. ..................       156,500
      6,700   Fort James Corp. ..............       183,412
      4,000   Fortune Brands, Inc. ..........       132,250
     88,200   General Electric Company.......    13,648,950
     13,000   Gillette Company...............       535,437
      1,100   Jostens, Inc. .................        26,744


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
     15,200   Kimberly-Clark Corp. ..........  $    991,800
      5,900   Leggett & Platt, Inc. .........       126,481
      2,800   Maytag Corp. ..................       134,400
      1,200   National Service Industries,
                Inc. ........................        35,400
      8,200   Newell Rubbermaid, Inc. .......       237,800
      6,900   Nike, Inc. -- Class B..........       341,981
      3,600   Paychex, Inc. .................       144,000
     34,600   Procter & Gamble Company.......     3,790,862
      9,400   Ralston-Purina Corp. ..........       262,025
      2,500   Stanley Works..................        75,312
      5,400   Tosco Corp. ...................       146,812
      1,800   Tupperware Corp. ..............        30,488
         17   Unilever N.V. (ADR)............           925
      1,800   Whirlpool Corp. ...............       117,112
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    22,987,441
                                               ------------
              ELECTRONICS -- 0.41%
     11,700   Emerson Electric Company.......       671,288
      4,400   Rockwell International
                Corp. .......................       210,650
     13,000   Solectron Corp.(c).............     1,236,625
      1,800   Thomas & Betts Corp. ..........        57,375
                                               ------------
              TOTAL ELECTRONICS..............     2,175,938
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.03%
      9,000   Waste Management, Inc. ........       154,688
                                               ------------
              FINANCIAL SERVICES -- 4.09%
     12,000   American Express Company.......     1,995,000
      7,100   American General Corp. ........       538,713
     19,500   Associates First Capital
                Corp. -- Class A.............       535,031
      3,780   Bear Stearns Companies,
                Inc. ........................       161,595
      8,800   Capital One Financial Corp. ...       424,050
    119,800   Citigroup, Inc. ...............     6,656,387
      2,600   Countrywide Credit Industries,
                Inc. ........................        65,650
      1,900   Deluxe Corp. ..................        52,131
      5,100   Dun & Bradstreet Corp. ........       150,450
     27,600   Fannie Mae.....................     1,723,275
      6,200   Franklin Resources, Inc. ......       198,788
     18,800   Freddie Mac....................       884,775
      3,000   H & R Block, Inc. .............       131,250
     13,950   Household International,
                Inc. ........................       519,638
      5,400   Lehman Brothers Holdings,
                Inc. ........................       457,313
      3,100   MBIA, Inc. ....................       163,719



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
     21,100   MBNA, Inc. ....................  $    574,975
      3,100   MGIC Investment Corp. .........       186,581
     10,400   Merrill Lynch & Company,
                Inc. ........................       868,400
     19,400   Morgan Stanley Dean Witter &
                Company......................     2,769,350
      5,200   Paine Webber Group, Inc. ......       201,825
      5,000   Providian Financial Corp. .....       455,313
      5,100   SLM Holding Corp. .............       215,475
     37,300   Schwab (Charles) Corp. ........     1,431,387
      3,500   T. Rowe Price Assoc., Inc. ....       129,281
                                               ------------
              TOTAL FINANCIAL SERVICES.......    21,490,352
                                               ------------
              FOOD AND BEVERAGE -- 1.54%
     12,500   Anheuser-Busch Companies,
                Inc. ........................       885,938
      7,900   Bestfoods......................       415,244
      1,200   Brown-Forman Corp. --
                Class B......................        68,700
      5,200   Campbell Soup Company..........       201,175
     33,200   Coca-Cola Company..............     1,933,900
      7,100   ConAgra, Inc.(a)...............       160,194
      1,500   Coors (Adolph) -- Class B......        78,750
      8,600   General Mills, Inc. ...........       307,450
     10,400   Heinz (H.J.) Company...........       414,050
     11,600   Kellogg Company................       357,425
      3,700   Nabisco Group Holdings
                Corp. .......................        39,313
     38,300   Pepsico, Inc. .................     1,350,075
      3,100   Quaker Oats Company............       203,438
     23,400   Sara Lee Corp. ................       516,262
     12,200   Seagrams Company, Ltd. ........       548,238
      3,700   SUPERVALU, Inc. ...............        74,000
      8,900   Sysco Corp. ...................       352,106
      2,500   Wrigley (Wm.) Jr. Company......       207,344
                                               ------------
              TOTAL FOOD AND BEVERAGE........     8,113,602
                                               ------------
              INSURANCE -- 1.53%
      9,900   AFLAC, Inc. ...................       467,156
      9,500   Allstate Corp. ................       228,000
     41,650   American International Group,
                Inc. ........................     4,503,406
      7,400   Aon Corp.(a)...................       296,000
      6,600   Cigna Corp. ...................       531,712
      4,700   Cincinnati Financial Corp. ....       146,581
      5,800   Hartford Financial Services
                Group, Inc. .................       274,775
      3,300   Jefferson-Pilot Corp. .........       225,225


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
      2,900   Loews Corp. ...................  $    175,994
      7,000   Marsh & McLennan Companies,
                Inc. ........................       669,813
      1,000   Progressive Corp. .............        73,125
      2,700   St. Paul Companies, Inc. ......        90,956
      4,200   Torchmark Corp. ...............       122,063
      7,000   UNUMProvident Corp. ...........       224,437
                                               ------------
              TOTAL INSURANCE................     8,029,243
                                               ------------
              LEISURE AND RECREATION -- 0.22%
     16,500   Carnival Corp. ................       788,906
      3,500   Harrah's Entertainment,
                Inc.(c)......................        92,531
      6,500   Marriott International, Inc. --
                Class A......................       205,156
      5,700   Mirage Resorts, Inc.(c)........        87,281
                                               ------------
              TOTAL LEISURE AND RECREATION...     1,173,874
                                               ------------
              MACHINERY AND OTHER PRODUCTS -- 0.12%
      5,900   Dover Corp. ...................       267,713
      2,400   Grainger (W.W.), Inc. .........       114,750
      4,400   Ingersoll -- Rand Company......       242,275
      1,100   Milacron, Inc. ................        16,913
                                               ------------
              TOTAL MACHINERY AND OTHER
              PRODUCTS.......................       641,651
                                               ------------
              MANUFACTURING -- 1.52%
      6,500   Alcan Aluminium Ltd.(a)........       267,719
      1,000   Ball Corp. ....................        39,375
      1,500   Bemis Company, Inc. ...........        52,312
        700   Briggs & Stratton Corp. .......        37,537
      6,600   Corning, Inc. .................       850,988
      2,100   Crane Co. .....................        41,737
      2,900   Crown Cork & Seal Company......        64,888
      3,100   Danaher Corp. .................       149,575
      1,900   Eaton Corp. ...................       137,987
      1,100   Fleetwood Enterprises, Inc. ...        22,688
     21,275   Honeywell, Inc. ...............     1,227,302
      2,300   ITT Industries, Inc. ..........        76,906
      7,800   Illinois Tool Works, Inc. .....       526,987
     10,600   Minnesota Mining and
                Manufacturing Company........     1,037,475
      4,700   Owens Illinois, Inc. ..........       117,794
      3,200   Parker-Hannifin Corp. .........       164,200
      4,600   PPG Industries, Inc. ..........       287,788
      2,600   Sealed Air Corp.(c)............       134,712

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING (CONTINUED)
      4,000   Sherwin-Williams Company.......  $     84,000
      4,000   Textron, Inc. .................       306,750
      1,800   Timken Corp. ..................        36,787
     59,064   Tyco International Ltd. .......     2,296,113
                                               ------------
              TOTAL MANUFACTURING............     7,961,620
                                               ------------
              MEDIA -- 1.17%
     20,039   CBS Corp.(c)...................     1,281,244
      8,900   Clear Channel
                Communications(a)(c).........       794,325
     19,200   Comcast Corp. -- Special
                Class A......................       970,800
      2,200   Dow Jones & Company, Inc. .....       149,600
      7,500   Gannett Company, Inc. .........       611,719
      2,400   Knight-Ridder, Inc. ...........       142,800
     16,500   MediaOne Group, Inc.(c)........     1,267,406
      1,100   Meredith Corp. ................        45,856
     14,800   Viacom, Inc. -- Class B(c).....       894,475
                                               ------------
              TOTAL MEDIA....................     6,158,225
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.20%
     15,800   Columbia/HCA Healthcare
                Corp. .......................       463,138
     11,800   HEALTHSOUTH Corp.(c)...........        63,425
      4,200   Tenet Healthcare Corp.(c)......        98,700
      5,800   United HealthCare Corp. .......       308,125
      2,000   Wellpoint Health Networks,
                Inc.(c)......................       131,875
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     1,065,263
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.07%
      5,000   Allergan, Inc. ................       248,750
      1,500   Bard (C.R.), Inc. .............        79,500
      1,700   Bausch & Lomb, Inc. ...........       116,344
      7,800   Baxter International, Inc. ....       489,938
      3,500   Biomet, Inc. ..................       140,000
     12,000   Boston Scientific Corp.(c).....       262,500
      4,100   Guidant Corp.(a)(c)............       192,700
     36,600   Johnson & Johnson..............     3,408,375
      1,700   Mallinckrodt, Inc. ............        54,081
     15,700   Medtronic, Inc. ...............       572,069
      1,400   PerkinElmer, Inc. .............        58,362
                                               ------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES.......................     5,622,619
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING -- 0.47%
     15,900   Alcoa, Inc.(a).................  $  1,319,700
     10,100   Barrick Gold Corp. ............       178,644
      4,200   Freeport-McMoRan Copper & Gold,
                Inc. -- Class B(c)...........        88,725
      6,600   Homestake Mining Company.......        51,562
      4,300   INCO Ltd.(c)...................       101,050
      2,300   Nucor Corp. ...................       126,069
      2,200   Phelps Dodge Corp. ............       147,675
      1,800   Reynolds Metals Company........       137,925
     11,200   USX-Marathon Group.............       276,500
      2,500   Worthington Industries,
                Inc. ........................        41,406
                                               ------------
              TOTAL METALS AND MINING........     2,469,256
                                               ------------
              OIL AND GAS -- 4.49%
      2,700   Amerada Hess Corp. ............       153,225
      3,600   Anadarko Petroleum Corp. ......       122,850
      4,000   Apache Corp. ..................       147,750
      1,800   Ashland, Inc. .................        59,287
     14,600   Atlantic Richfield Co. ........     1,262,900
      2,900   Burlington Resources, Inc. ....        95,881
     17,700   Chevron Corp. .................     1,533,263
      5,600   Coastal Corp. .................       198,450
        900   Columbia Energy Group..........        56,925
     12,000   Conoco, Inc. -- Class B........       298,500
      3,000   Consolidated Natural Gas
                Company......................       194,812
     17,900   Enron Corp. ...................       794,313
    143,000   Exxon-Mobil Corp. .............    11,520,437
     11,900   Halliburton Company............       478,975
      3,100   Kerr-McGee Corp. ..............       192,200
      1,800   McDermott International,
                Inc. ........................        16,312
     10,100   Occidental Petroleum Corp. ....       218,413
      9,000   Phillips Petroleum Company.....       423,000
     57,700   Royal Dutch Petroleum
                Company......................     3,487,244
     14,800   Schlumberger Ltd. .............       832,500
     14,900   Texaco, Inc. ..................       809,256
      2,865   Transocean Sedco Forex,
                Inc. ........................        96,524
      7,300   Unocal Corp. ..................       245,006
     11,400   Williams Companies, Inc. ......       348,412
                                               ------------
              TOTAL OIL AND GAS..............    23,586,435
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.53%
      1,700   Boise Cascade Corp. ...........        68,850
      2,700   Champion International
                Corp. .......................       167,231



  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
      7,400   Georgia-Pacific Group..........  $    375,550
     14,700   International Paper Company....       829,631
      3,400   Louisiana-Pacific Corp. .......        48,450
      3,200   Mead Corp. ....................       139,000
        800   Potlatch Corp. ................        35,700
      1,700   Temple-Inland, Inc. ...........       112,094
      2,900   Westvaco Corp. ................        94,613
      9,600   Weyerhaeuser Company...........       689,400
      4,600   Willamette Industries, Inc. ...       213,613
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................     2,774,132
                                               ------------
              PHARMACEUTICALS -- 2.63%
     18,600   American Home Products.........       733,537
     12,800   Amgen, Inc.(c).................       768,800
     52,200   Bristol-Myers Squibb Company...     3,350,588
     30,800   Merck & Company, Inc. .........     2,065,525
      9,000   Monsanto Company...............       320,625
     13,600   Pharmacia & Upjohn, Inc. ......       612,000
    104,200   Pfizer, Inc. ..................     3,379,988
     19,800   Schering-Plough Corp. .........       835,313
     21,500   Warner-Lambert Company.........     1,761,656
                                               ------------
              TOTAL PHARMACEUTICALS..........    13,828,032
                                               ------------
              PUBLISHING -- 0.21%
      4,700   McGraw-Hill Companies, Inc. ...       289,638
      4,500   New York Times Company -- Class
                A............................       221,063
      1,700   R.R. Donnelley and Sons
                Company......................        42,181
      1,700   Times Mirror Company --
                Class A......................       113,900
      8,300   Tribune Company................       457,019
                                               ------------
              TOTAL PUBLISHING...............     1,123,801
                                               ------------
              RETAIL -- 3.13%
      5,000   Bed Bath & Beyond, Inc.(c).....       173,750
      7,700   Best Buy Company, Inc.(c)......       386,444
      7,300   Circuit City Stores-Circuit
                City Group...................       328,956
      3,200   Consolidated Stores Corp.(c)...        52,000
      6,000   Costco Wholesale Corp.(c)......       547,500
      5,300   CVS Corp. .....................       211,669
     15,600   Dayton-Hudson Corp. ...........     1,145,625
      6,125   Dollar General Corp. ..........       139,344


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      9,400   Federated Department Stores,
                Inc.(c)......................  $    475,287
     28,100   Gap, Inc. .....................     1,292,600
      1,200   Great Atlantic & Pacific Tea
                Company, Inc. ...............        33,450
      1,600   Harcourt General, Inc. ........        64,400
     17,800   Kmart Corp(c)..................       179,112
      4,400   Kohl's Corp.(c)................       317,625
     23,400   Kroger Company(c)..............       441,675
      7,900   Limited (The), Inc. ...........       342,169
      1,000   Longs Drug Stores Corp. .......        25,813
      4,500   May Department Stores
                Company......................       145,125
      3,300   Nordstrom, Inc. ...............        86,419
      8,900   Office Depot, Inc.(c)..........        97,344
      1,500   Pep Boys.......................        13,688
     14,500   Sears, Roebuck & Co. ..........       441,344
     12,700   Staples, Inc.(c)...............       263,525
      7,300   Tandy Corp.(a).................       359,069
    117,200   Wal-Mart Stores, Inc. .........     8,101,450
     27,000   Walgreen Company...............       789,750
                                               ------------
              TOTAL RETAIL...................    16,455,133
                                               ------------
              RETAIL: RESTAURANTS -- 0.36%
      3,800   Darden Restaurants, Inc. ......        68,875
     36,400   McDonald's Corp. ..............     1,467,375
      7,000   Tricon Global Restaurants,
                Inc.(c)......................       270,375
      5,200   Wendy's International, Inc. ...       107,250
                                               ------------
              TOTAL RETAIL: RESTAURANTS......     1,913,875
                                               ------------
              RUBBER PRODUCTS -- 0.02%
      2,400   Cooper Tire & Rubber Company...        37,350
      2,100   Goodyear Tire & Rubber
                Company......................        59,194
                                               ------------
              TOTAL RUBBER PRODUCTS..........        96,544
                                               ------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.08%
      1,300   Millipore Corp. ...............        50,212
      2,900   PE Corp.-PE Biosystems Group...       348,906
                                               ------------
              TOTAL SCIENTIFIC & TECHNICAL
              INSTRUMENTS....................       399,118
                                               ------------
              SEMICONDUCTORS -- 3.05%
      2,200   Advanced Micro Devices,
                Inc.(c)......................        63,662
      6,100   Analog Devices, Inc.(c)........       567,300

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     17,000   Applied Materials, Inc.(c).....  $  2,153,688
     45,000   Intel Corp. ...................     3,704,063
      2,800   KLA-Tencor Corp.(c)............       311,850
      6,300   LSI Logic Corp.(c).............       425,250
      7,400   Micron Technology, Inc.(c).....       575,350
     27,100   Motorola, Inc.(a)..............     3,990,475
      4,800   National Semiconductor
                Corp.(c).....................       205,500
     34,900   Texas Instruments, Inc. .......     3,380,938
     14,200   Xilinx, Inc.(c)................       645,657
                                               ------------
              TOTAL SEMICONDUCTORS...........    16,023,733
                                               ------------
              TELECOMMUNICATIONS -- 7.32%
      8,900   ALLTELL Corp. .................       735,919
     96,450   AT&T Corp. ....................     4,894,838
     44,200   Bell Atlantic Corp. ...........     2,721,063
     50,700   BellSouth Corp. ...............     2,373,394
      2,050   CenturyTel, Inc. ..............        97,119
      5,100   General Instrument Corp.(c)....       433,500
     21,900   Global Crossings Ltd.(c).......     1,095,000
     28,800   GTE Corp. .....................     2,032,200
     91,400   Lucent Technologies, Inc. .....     6,837,862
     76,350   MCI Worldcom, Inc.(c)..........     4,051,322
      9,300   Nextel Communications,
                Inc. -- Class A(c)...........       959,062
     47,500   Nortel Networks Corp. .........     4,797,500
     45,900   SBC Communications, Inc. ......     2,237,625
      4,000   Scientific-Atlanta, Inc. ......       222,500
     21,100   Sprint Corp. (FON Group).......     1,420,294
     15,000   Sprint Corp.
                (PCS Group)(a)(c)............     1,537,500
     16,600   Tellabs, Inc.(c)...............     1,065,512
     13,600   US WEST, Inc. .................       979,200
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    38,491,410
                                               ------------
              TOBACCO -- 0.17%
     31,800   Philip Morris Companies,
                Inc. ........................       737,362
      5,600   UST, Inc. .....................       141,050
                                               ------------
              TOTAL TOBACCO..................       878,412
                                               ------------
              TOOLS -- 0.05%
      2,000   Black & Decker Corp. ..........       104,500
      2,900   Cooper Industries, Inc. .......       117,269
      1,400   Snap-on, Inc. .................        37,188
                                               ------------
              TOTAL TOOLS....................       258,957
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TOYS -- 0.03%
      4,600   Hasbro, Inc. ..................  $     87,687
      5,700   Toys "R" Us, Inc.(c)...........        81,581
                                               ------------
              TOTAL TOYS.....................       169,268
                                               ------------
              TRANSPORTATION -- 0.42%
      4,500   AMR Corp.(c)...................       301,500
     13,200   Burlington Northern Santa Fe...       320,100
      5,500   CSX Corp. .....................       172,563
      5,100   Delta Air Lines, Inc. .........       254,044
      8,300   FDX Corp.(c)...................       339,781
      4,800   Kansas City Southern
                Industries, Inc. ............       358,200
      5,100   Norfolk Southern Corp. ........       104,550
      2,200   Ryder System, Inc. ............        53,763
      7,000   Union Pacific Corp. ...........       305,375
                                               ------------
              TOTAL TRANSPORTATION...........     2,209,876
                                               ------------
              UTILITIES -- 0.97%
      5,400   AES Corp.(c)...................       403,650
      4,300   Ameren Corp.(a)................       140,825
      5,900   American Electric Power
                Company, Inc. ...............       189,537
      2,400   Central & South West Corp. ....        48,000
      1,200   CMS Energy Corp. ..............        37,425
      2,500   Consolidated Edison, Inc. .....        86,250
      3,800   Constellation Energy Group.....       110,200
      3,900   DTE Energy Company.............       122,362
      5,800   Dominion Resources, Inc. ......       227,650
      9,100   Duke Energy Corp. .............       456,138
      8,100   Edison International...........       212,119
      3,100   El Paso Energy Corp. ..........       120,319
      7,600   Entergy Corp. .................       195,700
      7,400   FirstEnergy Corp. .............       167,887
      2,900   Florida Progress Corp. ........       122,706
      5,600   FPL Group, Inc. ...............       239,750
      3,600   GPU, Inc. .....................       107,775
        500   Nicor, Inc. ...................        16,250
      5,300   Peco Energy Company............       184,175
     11,900   PG & E Corp. ..................       243,950
      4,100   PP & L Resources, Inc. ........        93,787
      1,100   Peoples Energy Corp. ..........        36,850
      2,400   Pinnacle West Capital Corp. ...        73,350
      5,800   Public Service Enterprise
                Group, Inc.(a)...............       201,912
      8,800   Reliant Energy, Inc. ..........       201,300

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              UTILITIES (CONTINUED)
      7,000   Sempra Energy..................  $    121,625
     18,100   Southern Company...............       425,350
      7,300   Texas Utilities Company........       259,606
      6,700   Unicom Corp. ..................       224,450
                                               ------------
              TOTAL UTILITIES................     5,070,898
                                               ------------
              TOTAL COMMON STOCK (Cost
              $275,325,047)..................   321,574,485
                                               ------------
              PREFERRED STOCK -- 0.14%
              OIL AND GAS
     15,000   Tosco Financing Trust,
                5.75%, (Cost $715,938).......       710,625
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 0.47%
  1,965,352   Janus Money Market Fund(b).....     1,965,352
    503,448   Merrimac Cash Fund -- Premium
                Class(b).....................       503,448
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $2,468,800)....     2,468,800
                                               ------------
 PRINCIPAL
 ---------
              CORPORATE BONDS AND NOTES -- 10.78%
              AEROSPACE -- 0.56%
$ 3,000,000   Raytheon Company,
                6.45%, 08/15/02(a)...........     2,932,140
                                               ------------
              BANKS -- 1.30%
  3,500,000   Home Savings of America,
                6.50%, 08/15/04..............     3,353,161
 30,000,000   Spintab, 5.50%, 09/17/03.......     3,493,673
                                               ------------
              TOTAL BANKS....................     6,846,834
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.74%
  1,240,000   Hewlett -- Packard Company,
                0.00%, 10/14/17(a)...........       847,850
  3,500,000   IBM Corp., Medium-Term Note,
                5.40%, 01/26/09..............     3,056,210
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................     3,904,060
                                               ------------
              CONSTRUCTION -- 0.30%
  1,250,000   Cemex SA, 10.75%, 07/15/00.....     1,269,999
    300,000   Kaufman & Broad Home Corp.,
                9.625%, 11/15/06                    303,000
                                               ------------
              TOTAL CONSTRUCTION.............     1,572,999
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
    600,000   Allied Waste North America,
                7.875%, 01/01/09.............       530,250
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE -- 1.41%
$ 2,000,000   Ford Motor Credit Company,
                7.50%, 01/15/03..............  $  2,016,578
  3,500,000   General Motors Acceptance
                Corp., 6.625%, 10/20/03......     3,433,661
  2,000,000   MBNA Corp.,
                6.963%, 09/12/02.............     1,961,232
                                               ------------
              TOTAL FINANCE..................     7,411,471
                                               ------------
              LEISURE AND RECREATION -- 0.13%
    350,000   Harrah's Operating Co., Inc.,
                7.875%, 12/15/05.............       338,187
    350,000   Mandalay Resort Group,
                9.25%, 12/01/05..............       355,688
                                               ------------
              TOTAL LEISURE AND RECREATION...       693,875
                                               ------------
              MACHINERY -- 0.11%
    600,000   American Standard, Inc.,
                7.375%, 02/01/08.............       550,500
                                               ------------
              MANUFACTURING -- 0.21%
    600,000   AK Steel Corp., 7.875%,
                02/15/09.....................       567,000
    600,000   Flag Limited, 8.25%,
                01/30/08.....................       552,000
                                               ------------
              TOTAL MANUFACTURING............     1,119,000
                                               ------------
              MEDIA -- 1.71%
    500,000   Clear Channel Communications,
                (Conv.) 2.625%, 04/01/03.....       739,375
    500,000   Falcon Holding Group L.P.,
                0.00%, 04/15/10..............       374,375
    750,000   Grupo Televisa S.A.,
                11.375%, 05/15/03............       798,750
    400,000   Multicanal SA,
                9.25%, 02/01/02..............       372,000
    350,000   Sinclair Broadcast Group,
                9.00%, 07/15/07..............       328,125
  2,500,000   Time Warner Entertainment,
                8.375%, 03/15/23.............     2,607,172
  3,500,000   Walt Disney Company,
                6.75%, 03/30/06..............     3,420,991
    350,000   Young Broadcasting, Inc.,
                8.75%, 06/15/07..............       331,625
                                               ------------
              TOTAL MEDIA....................     8,972,413
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.07%
    350,000   Tenet Healthcare Corp.,
                8.625%, 01/15/07.............       337,750
                                               ------------
              METAL & GLASS CONTAINERS -- 0.06%
    300,000   Owens-Illinois, Inc.
                7.85%, 05/15/04..............       290,332
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE -- 1.04%
$ 4,000,000   GMAC Commercial Mortgage
                Securities, Inc.
                6.175%, 05/15/33.............  $  3,639,040
  2,000,000   L.A. Arena Funding, LLC,
                7.656%, 12/15/21.............     1,810,000
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................     5,449,040
                                               ------------
              RETAIL -- 0.11%
    600,000   K-Mart Corp.,
                8.375%, 12/01/04.............       591,294
                                               ------------
              SPECIAL PURPOSE ENTITIES -- 1.32%
  3,500,000   Duke Capital Corp.,
                7.50%, 10/01/09..............     3,454,749
  3,500,000   U.S. West Capital Funding,
                6.571%, 06/15/00.............     3,498,820
                                               ------------
              TOTAL SPECIAL PURPOSE
              ENTITIES.......................     6,953,569
                                               ------------
              TELECOMMUNICATIONS -- 0.96%
    350,000   KPN/Qwest BV, 144A,
                8.125%, 06/01/09.............       336,000
    350,000   NTL, Inc., 10.00%, 02/15/07....       359,625
    600,000   Nextel Communications,
                0.00%, 10/31/07..............       429,000
  3,500,000   Sprint Capital Corp.,
                6.125%, 11/15/08.............     3,173,114
    750,000   Telefonica de Argentina, 144A,
                8.375%, 10/01/00.............       750,486
                                               ------------
              TOTAL TELECOMMUNICATIONS.......     5,048,225
                                               ------------
              TRANSPORTATION -- 0.65%
  3,500,000   CSX Corp., 7.45%, 05/01/07.....     3,432,146
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $58,266,592).............    56,635,898
                                               ------------
              FOREIGN GOVERNMENT BONDS AND NOTES -- 2.60%
  3,200,000   Deutschland Republic,
                6.00%, 07/04/07..............     3,353,299
  6,500,000   New Zealand Government, 8.00%,
                04/15/04.....................     3,499,925
    750,000   Republic of Argentina, Floating
                Rate, 9.25%, 02/23/01........       740,625
    553,500   Republic of Brazil, Floating
                Rate, 7.375%, 01/01/01.......       547,273
    750,000   Republic of Panama,
                7.875%, 02/13/02.............       723,515


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT BONDS AND NOTES
              (CONTINUED)
z$2,200,000   United Kingdom Gilts,
                7.00%, 06/07/02..............  $  3,586,517
  1,250,000   United Mexican States, Floating
                Rate, 7.439%, 06/27/02.......     1,225,296
                                               ------------
              TOTAL FOREIGN GOVERNMENT BONDS
              AND NOTES (Cost $14,374,292)...    13,676,450
                                               ------------
              US GOVERNMENT SECURITIES -- 6.69%
              US TREASURY BONDS -- 1.25%
  6,900,000   6.125%, 08/15/29...............     6,578,722
                                               ------------
              US TREASURY NOTES -- 5.44%
 16,000,000   5.50%, 12/31/00(a).............    15,905,008
 13,000,000   5.50%, 02/28/03(a).............    12,687,194
                                               ------------
              TOTAL US TREASURY NOTES........    28,592,202
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $35,444,945).............    35,170,924
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 16.15%
              FANNIE MAE -- 9.82%
 10,400,000   6.25%, 05/15/29................     9,243,229
  4,210,053   Series 1993-113,
                7.20%, 07/25/23..............     4,230,472
  9,300,000   TBA, 6.00%, 01/01/15...........     8,826,281
  9,600,000   TBA, 6.00%, 01/01/30...........     8,782,500
 11,400,000   TBA, 7.00%, 01/01/30...........    11,024,156
  9,600,000   TBA, 7.50%, 01/01/30...........     9,496,500
                                               ------------
              TOTAL FANNIE MAE...............    51,603,138
                                               ------------
              FREDDIE MAC -- 1.31%
  7,300,000   6.75%, 09/15/29................     6,899,230
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 5.02%
  8,268,775   PL# 780743, 8.00%, 12/15/26....     8,357,490
 19,200,000   TBA, 6.50%, 01/15/30...........    18,027,000
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    26,384,490
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $86,105,281)...................    84,886,858
                                               ------------


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CERTIFICATES OF
                DEPOSIT -- 6.26%
$   491,338   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....  $    491,338
 13,167,550   Bank of Nova Scotia,
                6.05%, 01/26/00(b)...........    13,167,550
  1,105,510   Den Danske Bank,
                6.39%, 01/20/00(b)...........     1,105,510
  1,105,510   Den Danske Bank,
                6.41%, 01/27/00(b)...........     1,105,510
    491,338   Royal Bank Of Scotland PLC,
                6.15%, 01/20/00(b)...........       491,338
  1,105,510   Royal Bank Of Scotland PLC,
                6.31%, 01/27/00(b)...........     1,105,510
 15,417,996   Toronto Dominion Bank,
                6.40%, 02/24/00(b)...........    15,417,996
                                               ------------
              TOTAL CERTIFICATES OF DEPOSITS
              (Cost $32,884,752).............    32,884,752
                                               ------------
              TIME DEPOSIT -- 0.10%
    545,598   BankBoston, N.A.,
                4.68%, 01/03/00(b)
                (Cost $545,598)..............       545,598
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.76%
  2,000,000   First Union National Bank,
                Floating Rate,
                4.765%(++), 05/01/00(b)......     2,000,000
  2,000,000   Morgan Stanley Dean Witter &
                Co., Floating Rate,
                4.60%(++), 01/11/00(b).......     2,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $4,000,000)........     4,000,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 7.96%
              FEDERAL HOME LOAN BANK -- 5.69%
 30,000,000   5.75%, 01/21/00................    29,904,167
                                               ------------
              FEDERAL HOME LOAN MORTGAGE CORP. -- 2.27%
 12,000,000   5.60%, 02/15/00................    11,916,000
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES
              (Cost $41,820,167).............    41,820,167
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT SECURITIES -- 0.28%
              US TREASURY BILLS -- 0.28%
$   300,000   4.70%, 02/17/00(d).............  $    298,159
    100,000   4.71%, 02/17/00(d).............        99,385
    200,000   4.82%, 02/17/00(d).............       198,742
    300,000   4.87%, 02/17/00(d).............       298,093
    500,000   5.00%, 02/17/00(d).............       496,736
    100,000   5.035%, 02/17/00(d)............        99,343
                                               ------------
              TOTAL US TREASURY BILLS (Cost
              $1,490,458)....................     1,490,458
                                               ------------
              TOTAL SECURITIES (Cost
              $553,441,870)..................   595,865,015
                                               ------------
              REPURCHASE AGREEMENT -- 4.81%
 25,289,441   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $25,295,890,
                (Collateralized by IMPAC
                Secured Assets, 6.30% , due
                01/25/30, with a value of
                $20,013,500 and Small
                Business Administration Loan,
                6.00%, 07/25/22, with a value
                of $6,540,413)
                (Cost $25,289,441)...........    25,289,441
                                               ------------
              Total Investments -- 118.18%
              (Cost $578,731,311)............   621,154,456
              Liabilities less other
              assets -- (18.18)%.............   (95,570,553)
                                               ------------
              NET ASSETS -- 100.00%..........  $525,583,903
                                               ============




The aggregate cost of securities for federal income tax
purposes at December 31,1999 is $584,766,764.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 57,304,670
    Gross unrealized depreciation..........   (20,916,978)
                                             ------------
    Net unrealized appreciation............  $ 36,387,692
                                             ============


---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

(ADR) American Depository Receipt.



                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO


                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.08%
              AEROSPACE -- 3.64%
    260,000   Northrop Grumman Corp. ......  $   14,056,250
    200,000   Textron, Inc. ...............      15,337,500
    340,000   United Technologies Corp. ...      22,100,000
                                             --------------
              TOTAL AEROSPACE..............      51,493,750
                                             --------------
              AUTOMOBILES -- 2.58%
    330,000   Ford Motor Company...........      17,634,375
    260,000   General Motors Corp. ........      18,898,750
                                             --------------
              TOTAL AUTOMOBILES............      36,533,125
                                             --------------
              BANKS -- 8.63%
    210,000   Bank of America Corp. .......      10,539,375
    420,000   Bank of New York.............      16,800,000
    195,000   Chase Manhattan Corp. .......      15,149,062
    500,000   Citigroup....................      27,781,250
    390,000   Fleet Boston Financial Group,
                Inc. ......................      13,576,875
     50,000   JP Morgan & Company..........       6,331,250
    460,000   Mellon Financial Corp. ......      15,668,750
    400,000   Wells Fargo & Company........      16,175,000
                                             --------------
              TOTAL BANKS..................     122,021,562
                                             --------------
              CHEMICALS -- 3.40%
    150,000   Dow Chemical Company.........      20,043,750
    260,000   du Pont (E.I.) de Nemours....      17,127,500
    270,000   Rohm & Haas Company..........      10,985,625
                                             --------------
              TOTAL CHEMICALS..............      48,156,875
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.32%
    420,000   Pitney Bowes, Inc. ..........      20,291,250
    550,000   Xerox Corp. .................      12,478,125
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      32,769,375
                                             --------------
              CONSUMER GOODS AND SERVICES -- 9.90%
    540,000   Avon Products, Inc. .........      17,820,000
    340,000   Colgate-Palmolive Company....      22,100,000
    380,000   Dana Corp. ..................      11,376,250
    380,000   General Electric Company.....      58,805,000
    190,000   Kimberly-Clark Corp. ........      12,397,500
    160,000   Procter & Gamble Company.....      17,530,000
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     140,028,750
                                             --------------



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 3.14%
    210,000   Eaton Corp. .................  $   15,251,250
    500,000   Edison International.........      13,093,750
    280,000   Emerson Electric Company.....      16,065,000
                                             --------------
              TOTAL ELECTRONICS............      44,410,000
                                             --------------
              INSURANCE -- 3.78%
    350,000   Chubb Corp...................      19,709,375
    270,000   CIGNA Corp...................      21,751,875
    300,000   Lincoln National Corp........      12,000,000
                                             --------------
              TOTAL INSURANCE..............      53,461,250
                                             --------------
              MACHINERY -- 2.36%
    340,000   Caterpiller Inc..............      16,001,250
    400,000   Deere & Co...................      17,350,000
                                             --------------
              TOTAL MACHINERY..............      33,351,250
                                             --------------
              MANUFACTURING -- 2.48%
    320,000   Honeywell International,
                Inc........................      18,460,000
    170,000   Minnesota Mining &
                Manufacturing Company......      16,638,750
                                             --------------
              TOTAL MANUFACTURING..........      35,098,750
                                             --------------
              MEDICAL PRODUCTS -- 2.56%
    280,000   Baxter International, Inc....      17,587,500
    200,000   Johnson & Johnson............      18,625,000
                                             --------------
              TOTAL MEDICAL PRODUCTS.......      36,212,500
                                             --------------
              METALS AND MINING -- 3.24%
    260,000   Alcoa, Inc.(a)...............      21,580,000
    190,000   Phelps Dodge Corp............      12,753,750
    150,000   Reynolds Metals Company......      11,493,750
                                             --------------
              TOTAL METALS AND MINING......      45,827,500
                                             --------------
              OIL AND GAS -- 16.69%
    280,000   BP Amoco PLC -- (ADR)(a).....      16,607,500
    150,000   Atlantic Richfield Company...      12,975,000
    410,000   Baker Hughes, Inc............       8,635,625
    165,000   Chevron Corp.................      14,293,125
    440,000   CMS Energy Corp..............      13,722,500
    100,000   Consolidated Natural Gas.....       6,493,750
    350,000   Diamond Offshore Drilling,
                Inc........................      10,696,875
    370,000   El Paso Energy Corp..........      14,360,625
    350,000   Enron Corp.(a)...............      15,531,250
    400,000   Exxon-Mobil Corp.............      32,225,000
    270,000   Halliburton Company..........      10,867,500
    270,000   Kerr-McGee Corp..............      16,740,000


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    200,000   Royal Dutch Petroleum
                Company....................  $   12,087,500
    170,000   Schlumberger, Ltd............       9,562,500
    200,000   Texaco, Inc..................      10,862,500
    290,000   Tidewater, Inc...............      10,440,000
     32,912   Transocean Sedco Forex,
                Inc........................       1,108,723
    620,000   Williams Companies, Inc......      18,948,750
                                             --------------
              TOTAL OIL AND GAS............     236,158,723
                                             --------------
              PAPER AND FOREST PRODUCTS -- 7.30%
    300,000   Bowater, Inc.................      16,293,750
    420,000   Georgia-Pacific Group........      21,315,000
    480,000   International Paper
                Company....................      27,090,000
    290,000   Temple Inland, Inc...........      19,121,875
    270,000   Weyerhauser Company..........      19,389,375
                                             --------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................     103,210,000
                                             --------------
              PHARMACEUTICALS -- 9.44%
    370,000   Abbott Laboratories..........      13,435,625
    440,000   American Home Products
                Corp.......................      17,352,500
    280,000   Bristol-Myers Squibb
                Company....................      17,972,500
    220,000   Lilly (Eli) & Company........      14,630,000
    300,000   Merck & Company, Inc.........      20,118,750
    330,000   Pharmacia & Upjohn, Inc......      14,850,000
    280,000   SmithKline Beecham PLC
                (ADR)(a)...................      18,042,500
    210,000   Warner-Lambert Company.......      17,206,875
                                             --------------
              TOTAL PHARMACEUTICALS........     133,608,750
                                             --------------
              PUBLISHING -- 1.09%
    250,000   McGraw-Hill Companies,
                Inc........................      15,406,250
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.02%
    220,000   Boston Properties, Inc. .....       6,847,500
    360,000   Crescent Real Estate Equity
                Company....................       6,615,000
    320,000   Equity Office Properties.....       7,880,000
    170,000   Equity Residential
                Properties.................       7,256,875
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      28,599,375
                                             --------------
              TELECOMMUNICATIONS -- 12.13%
    480,000   AT & T Corp..................      24,360,000
    380,000   Bell Atlantic Corp...........      23,393,750
    420,000   Bellsouth Corp...............      19,661,250
    500,000   Global Crossing,
                Ltd.(a)(c).................      25,000,000



  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    290,000   GTE Corp.....................  $   20,463,125
    450,000   SBC Communications, Inc......      21,937,500
    300,000   Sprint Corp. (FON Group).....      20,193,750
    230,000   US West, Inc. ...............      16,560,000
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     171,569,375
                                             --------------
              TOBACCO -- 0.21%
    130,000   Philip Morris Companies,
                Inc........................       3,014,375
                                             --------------
              UTILITIES: ELECTRIC -- 1.17%
    330,000   Duke Energy Corp.............      16,541,250
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,033,026,187)..............   1,387,472,785
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.51%
  1,912,382   Janus Money Market Fund(b)...       1,912,382
  5,317,006   Merrimac Cash Fund -- Premium
                Class(b)...................       5,317,006
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
                $7,229,388)................       7,229,388
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 1.81%
$10,500,000   American Express Credit
                Corp., 5.00%, 01/05/00.....      10,494,167
    325,000   Conagra, Inc., 4.95%,
                01/12/00...................         324,508
  1,875,000   Edison Asset Securitization,
                6.35%, 01/19/00............       1,869,047
  5,000,000   MCI Worldcom, Inc.,
                5.60%, 01/27/00............       4,979,778
    100,000   Merrill Lynch & Company,
                Inc., 5.68%, 01/31/00......          99,527
  3,800,000   Montauk Funding Corp. ,
                5.70%, 01/18/00............       3,789,772
    325,000   Textron, Inc., 5.65%,
                01/18/00...................         324,133
    450,000   TRW, Inc., 5.95%, 01/14/00...         449,033
  3,250,000   Windmill Funding Corp.,
                6.32%, 01/12/00............       3,243,724
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $25,573,689)...........      25,573,689
                                             --------------
              CERTIFICATES OF
                DEPOSIT -- 0.28%
    453,762   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...         453,762
  1,020,961   Den Danske Bank,
                6.39%, 01/20/00(b).........       1,020,961
  1,075,715   Den Danske Bank,
                6.41%, 01/27/00(b).........       1,075,715
    453,762   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........         453,762


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$ 1,017,961   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........  $    1,017,961
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $4,022,161)............       4,022,161
                                             --------------
              SHORT TERM CORPORATE NOTES -- 1.70%
  3,000,000   Bank of Montreal, Floating
                Rate,
                4.33%(++), 04/05/00(b).....       3,000,000
  3,000,000   JP Morgan Securities, Inc.,
                Floating Rate,
                4.605%(++), 07/07/00(b)....       3,000,000
 10,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.605%(++), 01/03/00(b)....      10,000,000
  3,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....       3,000,000
  5,000,000   Prudential Securities, Inc.,
                Floating Rate,
                4.85%(++), 03/10/00(b).....       5,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $24,000,000).....      24,000,000
                                             --------------
              TIME DEPOSIT -- 0.25%
  3,572,251   BankBoston N.A., 4.68%,
                01/03/00(b) (Cost
                $3,572,251)................       3,572,251
                                             --------------
              Total Investments -- 102.63%
                (Cost $1,097,423,676)......   1,451,870,274
              Liabilities less other
                assets -- (2.63)%..........     (37,236,044)
                                             --------------
              NET ASSETS -- 100.00%........  $1,414,634,230
                                             ==============



The aggregate cost of securities for federal
income tax purposes at December 31, 1999 is
$1,096,923,573. The following amount is
based on cost for federal income tax
purposes:
    Gross unrealized appreciation..........  $385,296,368
    Gross unrealized depreciation..........   (30,349,667)
                                             ------------
    Net unrealized appreciation............  $354,946,701
                                             ============


---------------

(a)  All or part of this security is on loan.


(b)  Collateral for securities on loan.


(c)  Non-income producing securities.

(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

(ADR) American Depository Receipts.


                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 94.38%
              AEROSPACE -- 0.58%
     19,100   Lockheed Martin Corp. .........  $    417,813
     29,000   United Technologies Corp. .....     1,885,000
                                               ------------
              TOTAL AEROSPACE................     2,302,813
                                               ------------
              AUTOMOBILES -- 1.42%
    104,800   Ford Motor Company.............     5,600,250
                                               ------------
              AUTOMOTIVE PRODUCTS -- 0.86%
    216,000   Delphi Automotive Systems
                Corp. .......................     3,402,000
                                               ------------
              BANKS -- 3.74%
     41,800   Bank of America Corp. .........     2,097,838
     66,600   Household International,
                Inc. ........................     2,480,850
    177,000   KeyCorp. ......................     3,916,125
    240,000   Washington Mutual, Inc. .......     6,240,000
                                               ------------
              TOTAL BANKS....................    14,734,813
                                               ------------
              CHEMICALS -- 7.80%
    201,800   Air Products & Chemicals,
                Inc. ........................     6,772,912
     77,900   Dow Chemical Company...........    10,409,387
    117,500   PPG Industries, Inc. ..........     7,351,094
    123,200   Praxair, Inc. .................     6,198,500
                                               ------------
              TOTAL CHEMICALS................    30,731,893
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.06%
    422,700   Compaq Computer Corp. .........    11,439,319
     98,200   Seagate Technology, Inc.(c)....     4,572,438
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    16,011,757
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.97%
     85,900   Dana Corp. ....................     2,571,631
     87,900   Eastman Kodak Company..........     5,823,375
    114,800   Newell Rubbermaid, Inc.(a).....     3,329,200
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    11,724,206
                                               ------------
              DEFENSE -- 1.03%
     68,000   Raytheon Company -- Class A....     1,687,250
     89,200   Raytheon Company -- Class B....     2,369,375
                                               ------------
              TOTAL DEFENSE..................     4,056,625
                                               ------------
              ELECTRIC -- INTEGRATED -- 1.34%
    151,100   Public Service Enterprise
                Group, Inc.(a)...............     5,260,169
                                               ------------
              ELECTRONICS -- 1.77%
    121,400   Emerson Electric Company.......     6,965,325
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.15%
    264,400   Waste Management, Inc. ........  $  4,544,375
                                               ------------
              FINANCE -- 0.65%
     42,500   Loews Corp. ...................     2,579,219
                                               ------------
              FOOD AND BEVERAGE -- 8.63%
    612,781   Archer-Daniels Midland
                Company......................     7,468,268
    108,400   Bestfoods......................     5,697,775
    279,100   ConAgra, Inc.(a)...............     6,297,194
    200,400   Heinz (H.J.) Company...........     7,978,425
    221,600   Pepsi Bottling Group, Inc. ....     3,670,250
     82,700   Pepsico, Inc. .................     2,915,175
                                               ------------
              TOTAL FOOD AND BEVERAGE........    34,027,087
                                               ------------
              INSURANCE -- 10.06%
    119,700   Aetna, Inc. ...................     6,680,756
    276,900   Allstate Corp. ................     6,645,600
     51,800   Aon Corp. .....................     2,072,000
    143,000   Chubb Corp. ...................     8,052,687
     34,500   CIGNA Corp. ...................     2,779,406
    211,000   St. Paul Companies.............     7,108,062
    196,700   UnumProvident Corp. ...........     6,306,694
                                               ------------
              TOTAL INSURANCE................    39,645,205
                                               ------------
              MACHINERY -- 2.93%
    179,100   Crown Cork & Seal Company......     4,007,363
    173,900   Deere & Company................     7,542,912
                                               ------------
              TOTAL MACHINERY................    11,550,275
                                               ------------
              MANUFACTURING -- 1.49%
    231,400   Masco Corp. ...................     5,871,775
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.65%
    126,200   Baxter International, Inc. ....     7,926,937
    274,000   Tenet Healthcare Corp.(c)......     6,439,000
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    14,365,937
                                               ------------
              OIL AND GAS -- 15.17%
     43,200   Amerada Hess Corp. ............     2,451,600
    193,600   Burlington Resources, Inc. ....     6,400,900
     76,300   Chevron Corp. .................     6,609,488
    356,900   Conoco, Inc.(a)................     8,833,275
    180,600   Occidental Petroleum Corp. ....     3,905,475
     62,000   Phillips Petroleum Company.....     2,914,000
    134,200   Texaco, Inc. ..................     7,288,737
    131,700   Tosco Corp. ...................     3,580,594

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    305,900   Union Pacific Resources Group,
                Inc. ........................  $  3,900,225
    199,100   Unocal Corp. ..................     6,682,294
    291,700   USX-Marathon Group.............     7,201,344
                                               ------------
              TOTAL OIL AND GAS..............    59,767,932
                                               ------------
              PAPER AND FOREST PRODUCTS -- 7.09%
     89,000   Champion International
                Corp. .......................     5,512,438
    242,900   Fort James Corp. ..............     6,649,387
    117,800   Georgia-Pacific Group..........     5,978,350
    173,500   International Paper Company....     9,791,906
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................    27,932,081
                                               ------------
              PHARMACEUTICALS -- 1.84%
    199,200   Abbott Laboratories............     7,233,450
                                               ------------
              RETAIL -- 5.26%
    174,200   Federated Department Stores,
                Inc.(a)(c)...................     8,807,987
    247,300   May Department Stores
                Company......................     7,975,425
    192,400   TJX Companies, Inc. ...........     3,932,175
                                               ------------
              TOTAL RETAIL...................    20,715,587
                                               ------------
              TELECOMMUNICATIONS -- 2.60%
    202,000   AT & T Corp. ..................    10,251,500
                                               ------------
              TRANSPORTATION -- 4.55%
    288,900   Burlington Northern Santa Fe
                Corp. .......................     7,005,825
    147,600   CSX Corp. .....................     4,630,950
    307,500   Norfolk Southern Corp. ........     6,303,750
                                               ------------
              TOTAL TRANSPORTATION...........    17,940,525
                                               ------------
              UTILITIES: ELECTRIC -- 3.74%
    215,700   FirstEnergy Corp. .............     4,893,694
    111,900   FPL Group, Inc. ...............     4,790,719
    142,300   Texas Utilities Company........     5,060,544
                                               ------------
              TOTAL UTILITIES: ELECTRIC......    14,744,957
                                               ------------
              TOTAL COMMON STOCK
              (Cost $415,739,863)............   371,959,756
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.26%
  1,194,959   Janus Money Market Fund(b).....     1,194,959
  3,761,454   Merrimac Cash Fund -- Premium
                Class(b).....................     3,761,454
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $4,956,413)....     4,956,413
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CERTIFICATES OF
                DEPOSIT -- 1.00%
$   298,740   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....  $    298,740
    672,165   Den Danske Bank,
                6.39%, 01/20/00(b)...........       672,165
  2,011,871   Den Danske Bank,
                6.41%, 01/27/00(b)...........     2,011,871
    298,740   Royal Bank of Scotland,
                6.15%, 01/20/00(b)...........       298,740
    672,165   Royal Bank of Scotland,
                6.31%, 01/27/00(b)...........       672,165
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $3,953,681)..............     3,953,681
                                               ------------
              SHORT TERM CORPORATE NOTES -- 3.05%
  2,000,000   JP Morgan Securities, Inc.,
                Floating Rate,
                4.605%(++), 07/07/00(b)......     2,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate,
                4.85%(++), 03/10/00(b).......    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES
              (Cost $12,000,000).............    12,000,000
                                               ------------
              TIME DEPOSIT -- 0.85%
  3,349,106   BankBoston, N.A.,
                4.68%, 01/03/00
                (Cost $3,349,106)(b).........     3,349,106
                                               ------------
              TOTAL SECURITIES
              (Cost $439,999,063)............   396,218,956
                                               ------------
              REPURCHASE AGREEMENT -- 5.38%
 21,212,108   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase proceeds
                at maturity $21,217,517
                (Collateralized by Freddie
                Mac, 5.60%, due 12/15/08,
                with a value of $7,930,276,
                and Freddie Mac, 5.91%,
                02/15/08, with a value of
                $14,342,437) (Cost
                $21,212,108).................    21,212,108
                                               ------------
              Total Investments -- 105.92%
              (Cost $461,211,171)............   417,431,064
              Liabilities less other
              assets -- (5.92)%..............   (23,326,776)
                                               ------------
              NET ASSETS -- 100.00%..........  $394,104,288
                                               ============


                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1999


The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $463,436,425.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation............  $ 15,450,263
    Gross unrealized depreciation............   (61,455,624)
                                               ------------
    Net unrealized depreciation..............  $(46,005,361)
                                               ============


---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 99.44%
              ADVERTISING -- 1.80%
    278,800   Interpublic Group, Inc.......  $   16,083,275
     63,300   Omnicom Group, Inc.(a).......       6,330,000
                                             --------------
              TOTAL ADVERTISING............      22,413,275
                                             --------------
              AEROSPACE -- 0.89%
    170,100   United Technologies Corp. ...      11,056,500
                                             --------------
              BANKS -- 3.60%
     37,200   Comerica, Inc................       1,526,681
    157,100   Fifth Third Bancorp..........      11,527,213
    206,700   First Security Corp..........       5,277,320
    534,800   Firstar Corp.................      11,297,650
     61,800   Northern Trust Corp. ........       3,275,400
    184,100   Wells Fargo Company..........       7,444,544
     73,900   Zions Bancorporation(a)......       4,373,956
                                             --------------
              TOTAL BANKS..................      44,722,764
                                             --------------
              BROADCAST SERVICES -- 4.55%
    502,500   AT&T Corp. -- Liberty Media
                Group -- Class A(a)(c).....      28,516,875
    194,900   Clear Channel Communications,
                Inc.(a)(c).................      17,394,825
    210,600   Comcast Corp.................      10,648,463
                                             --------------
              TOTAL BROADCAST SERVICES.....      56,560,163
                                             --------------
              CHEMICALS -- 0.67%
    166,400   Praxair, Inc. ...............       8,372,000
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 15.96%
    335,100   America Online, Inc.(c)......      25,279,106
    158,200   BMC Software, Inc.(c)........      12,646,113
    298,200   Cisco Systems, Inc.(c).......      31,944,675
     44,150   Comverse Technology,
                Inc.(a)(c).................       6,390,712
     92,800   Electronic Data Systems
                Corp. .....................       6,211,800
    534,700   Microsoft Corp.(c)...........      62,426,225
    165,800   Oracle Corp.(c)..............      18,579,963
    259,500   Sun Microsystems, Inc.(c)....      20,095,031
     33,898   Yahoo!, Inc.(a)(c)...........      14,667,241
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     198,240,866
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT -- 4.19%
    108,200   Apple Computer, Inc.(a)(c)...  $   11,124,312
     30,700   Avery Dennison Corp..........       2,237,262
    252,700   Dell Computer Corp.(c).......      12,887,700
    140,800   EMC Corp.(a)(c)..............      15,382,400
     39,200   Lexmark International Group,
                Inc.(c)....................       3,547,600
     47,700   Veritas Software Corp.(c)....       6,827,062
                                             --------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT....................      52,006,336
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.83%
    188,200   Colgate-Palmolive Company....      12,233,000
    336,500   General Electric Company.....      52,073,375
    125,300   Kimberly-Clark Corp..........       8,175,825
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      72,482,200
                                             --------------
              ELECTRONICS -- 5.94%
     83,200   JDS Uniphase Corp.(a)(c).....      13,421,200
    226,800   Motorola, Inc.(a)............      33,396,300
     58,500   Rockwell International
                Corp.......................       2,800,688
    163,400   Solectron Corp.(c)...........      15,543,425
     89,400   Texas Instruments, Inc.......       8,660,625
                                             --------------
              TOTAL ELECTRONICS............      73,822,238
                                             --------------
              FINANCIAL SERVICES -- 4.85%
     97,400   American Express Company.....      16,192,750
    125,400   Capital One Financial
                Corp.......................       6,042,713
    504,600   Citigroup, Inc. .............      28,036,838
    109,300   Providian Financial Corp.....       9,953,131
                                             --------------
              TOTAL FINANCIAL SERVICES.....      60,225,432
                                             --------------
              FOOD AND BEVERAGE -- 0.84%
     68,900   Anheuser-Busch Companies,
                Inc........................       4,883,288
    139,500   Sysco Corp...................       5,518,969
                                             --------------
              TOTAL FOOD AND BEVERAGE......      10,402,257
                                             --------------
              INSURANCE -- 2.60%
    120,700   American General Corp........       9,158,112
    214,500   American International
                Group......................      23,192,813
                                             --------------
              TOTAL INSURANCE..............      32,350,925
                                             --------------
              LEISURE AND RECREATION -- 0.34%
     88,400   Carnival Corp., Class A......       4,226,625
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 3.20%
     54,900   Corning, Inc. ...............  $    7,078,669
     79,500   Sealed Air Corp.(c)..........       4,119,094
    735,400   Tyco International Ltd. .....      28,588,675
                                             --------------
              TOTAL MANUFACTURING..........      39,786,438
                                             --------------
              MEDIA -- 4.25%
    215,900   CBS Corp.(c).................      13,804,106
    223,100   Time Warner, Inc. ...........      16,160,806
    377,000   Viacom, Inc. Class B(c)......      22,784,938
                                             --------------
              TOTAL MEDIA..................      52,749,850
                                             --------------
              MEDICAL -- BIOMEDICAL -- 1.96%
    221,100   Amgen, Inc.(c)...............      13,279,819
     66,900   Biogen, Inc.(c)..............       5,653,050
     50,000   Immunex Corp.(a)(c)..........       5,475,000
                                             --------------
              TOTAL MEDICAL --BIOMEDICAL...      24,407,869
                                             --------------
              MEDICAL PRODUCTS -- 1.82%
     65,200   Bausch & Lomb, Inc. .........       4,462,125
    195,400   Johnson & Johnson............      18,196,625
                                             --------------
              TOTAL MEDICAL PRODUCTS.......      22,658,750
                                             --------------
              OIL AND GAS -- 4.82%
    127,200   Burlington Resources,
                Inc. ......................       4,205,550
    412,800   Conoco, Inc.(a)..............      10,216,800
    364,500   Enron Corp.(a)...............      16,174,688
    223,300   Exxon Mobil Corp. ...........      17,989,606
    186,700   Royal Dutch Petroleum
                Company....................      11,283,681
                                             --------------
              TOTAL OIL AND GAS............      59,870,325
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.47%
     80,900   Weyerhaeuser Company.........       5,809,631
                                             --------------
              PHARMACEUTICALS -- 4.86%
     91,200   Allergan, Inc. ..............       4,537,200
    191,500   Bristol-Myers Squibb
                Company....................      12,291,906
     37,900   Genentech, Inc.(c)...........       5,097,550
    449,400   Schering-Plough Corp. .......      18,959,062
    238,200   Warner-Lambert Company.......      19,517,512
                                             --------------
              TOTAL PHARMACEUTICALS........      60,403,230
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL -- 10.30%
     51,700   Amazon.com, Inc. ............  $    3,935,663
     26,600   Costco Companies, Inc.(c)....       2,427,250
    169,800   CVS Corp. ...................       6,781,388
    171,500   Dayton Hudson Corp. .........      12,594,531
    212,400   Estee Lauder Companies --
                Class A(a).................      10,712,925
    517,200   Home Depot, Inc. ............      35,460,525
    227,600   Tandy Corp.(a)...............      11,195,075
    407,600   TJX Companies, Inc. .........       8,330,325
    526,500   Wal-Mart Stores, Inc. .......      36,394,312
                                             --------------
              TOTAL RETAIL.................     127,831,994
                                             --------------
              SEMICONDUCTORS -- 3.00%
     99,700   Applied Materials, Inc.(c)...      12,630,744
    197,300   Intel Corp. .................      16,240,256
    182,600   Xilinx, Inc.(c)..............       8,302,603
                                             --------------
              TOTAL SEMICONDUCTORS.........      37,173,603
                                             --------------
              TELECOMMUNICATIONS -- 12.70%
    151,900   ALLTEL Corp. ................      12,560,231
    306,400   Lucent Technologies..........      22,922,550
    106,500   MCI Worldcom, Inc.(c)........       5,651,156
    119,300   Nextel Communications,
                Inc.(a)(c).................      12,302,813
    113,500   Nokia Corp. (ADR)(a).........      21,565,000
     41,200   Omnipoint Corp.(c)...........       4,969,750
    114,400   QUALCOMM, Inc.(c)............      20,148,700
    241,700   SBC Communications, Inc. ....      11,782,875
    407,600   Sprint Corp. (Fon Group).....      27,436,575
    102,500   Sprint Corp.
                (PCS Group)(a)(c)..........      10,506,250
     40,600   Tellabs, Inc.(c).............       2,606,012
     37,300   Voicestream Wireless
                Corp.(a)(c)................       5,308,256
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     157,760,168
                                             --------------
              TOTAL COMMON STOCK
              (Cost $863,674,094)..........   1,235,333,439
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 3.63%
  7,197,567   Janus Money Market Fund(b)...       7,197,567
 37,773,007   Merrimac Cash Fund --
                Premium Class(b)...........      37,773,007
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $44,970,574).................      44,970,574
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1999

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CERTIFICATES OF
                DEPOSIT -- 1.87%
$ 2,955,336   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...  $    2,955,336
  6,649,504   Den Danske Bank,
                6.39%, 01/20/00(b).........       6,649,504
  4,048,633   Den Danske Bank,
                6.41%, 01/27/00(b).........       4,048,633
  2,955,336   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       2,955,336
  6,649,504   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       6,649,504
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $23,258,313)...........      23,258,313
                                             --------------
              SHORT TERM CORPORATE NOTES -- 6.24%
 11,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................      11,000,000
  8,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)................       8,000,000
  1,000,000   Goldman Sachs & Company,
                Floating Rate, 6.446%(++),
                02/04/00(b)................       1,000,000
 15,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................      15,000,000
  6,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....       6,000,000
 36,500,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      36,500,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $77,500,000).....      77,500,000
                                             --------------
              TIME DEPOSIT -- 0.03%
    390,979   BankBoston N.A.,
                4.68%, 01/03/00(b)
                (Cost $390,979)............         390,979
                                             --------------
              TOTAL SECURITIES
              (Cost $1,009,793,960)........   1,381,453,305
                                             --------------



 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 0.95%
$11,777,953   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $11,780,956 (Collateralized
                by Government National
                Mortgage Association,
                6.125%, due 10/20/23, with
                a value of $8,688,771 and
                Small Business
                Administration Loan,
                8.125%, due 04/25/24, with
                a value of $3,678,080)
                (Cost $11,777,953).........  $   11,777,953
                                             --------------
              Total Investments -- 112.16%
              (Cost $1,021,571,913)........   1,393,231,258
              Liabilities less other
              assets -- (12.16)%...........    (150,994,815)
                                             --------------
              NET ASSETS -- 100.00%........  $1,242,236,443
                                             ==============




The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $1,023,222,305.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $386,580,829
    Gross unrealized depreciation..........   (16,571,876)
                                             ------------
    Net unrealized appreciation............  $370,008,953
                                             ============


---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing securities.

(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.


(ADR) American Depository Receipt



                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO


                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.65%
              ADVERTISING -- 2.17%
    145,000   Clear Channel Communications,
                Inc.(a)(c).................  $   12,941,250
    252,700   Interpublic Group, Inc. .....      14,577,631
                                             --------------
              TOTAL ADVERTISING............      27,518,881
                                             --------------
              BANKS -- 1.10%
    125,000   Bank of New York.............       5,000,000
    219,500   Wells Fargo Company..........       8,876,031
                                             --------------
              TOTAL BANKS..................      13,876,031
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 14.36%
    200,000   America Online, Inc.(c)......      15,087,500
    405,000   Cisco Systems, Inc.(c).......      43,385,625
    129,300   Electronic Arts(c)...........      10,861,200
    548,100   Microsoft Corp.(c)...........      63,990,675
    225,200   Oracle Corp.(c)..............      25,236,475
     54,000   Yahoo!, Inc.(a)(c)...........      23,365,125
                                             --------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.....................     181,926,600
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 7.01%
    283,500   Dell Computer Corp.(c).......      14,458,500
    356,000   EMC/Mass Corp.(a)(c).........      38,893,000
    248,000   Hewlett-Packard Company......      28,256,500
     67,000   International Business
                Machines...................       7,236,000
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      88,844,000
                                             --------------
              CONSUMER GOODS AND SERVICES -- 10.92%
    173,000   Colgate-Palmolive Company....      11,245,000
    361,400   General Electric Company.....      55,926,650
    664,800   Gillette Company.............      27,381,450
    277,700   Newell Rubbermaid, Inc. .....       8,053,300
    326,100   Proctor & Gamble Company.....      35,728,331
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     138,334,731
                                             --------------
              DEFENSE -- 0.50%
     75,000   General Dynamics Corp. ......       3,956,250
     38,000   United Technologies Corp. ...       2,470,000
                                             --------------
              TOTAL DEFENSE................       6,426,250
                                             --------------
              ELECTRONICS -- 2.36%
    303,200   Electronic Data Systems
                Corp. .....................      20,295,450
    102,500   Solectron Corp.(c)...........       9,750,313
                                             --------------
              TOTAL ELECTRONICS............      30,045,763
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FINANCE -- 2.26%
     82,500   American Express Company.....  $   13,715,625
    157,000   Citigroup, Inc. .............       8,723,313
    100,000   Fannie Mae...................       6,243,750
                                             --------------
              TOTAL FINANCE................      28,682,688
                                             --------------
              FOOD AND BEVERAGE -- 4.41%
    100,000   Anheuser-Busch Companies,
                Inc. ......................       7,087,500
    182,400   Bestfoods....................       9,587,400
    485,500   Coca-Cola Company............      28,280,375
    200,000   Coca-Cola Enterprises,
                Inc. ......................       4,025,000
    193,700   Pepsico, Inc. ...............       6,827,925
                                             --------------
              TOTAL FOOD AND BEVERAGE......      55,808,200
                                             --------------
              INSURANCE -- 2.45%
    287,550   American International
                Group......................      31,091,344
                                             --------------
              LEISURE AND RECREATION -- 1.80%
    273,800   Carnival Corp. ..............      13,091,063
    308,300   Marriot International --
                Class A....................       9,730,719
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................      22,821,782
                                             --------------
              MANUFACTURING -- 2.57%
     55,000   Honeywell International,
                Inc. ......................       3,172,812
     70,000   PE Corp-PE Biosystems
                Group......................       8,421,875
    540,000   Tyco International Ltd. .....      20,992,500
                                             --------------
              TOTAL MANUFACTURING..........      32,587,187
                                             --------------
              MEDIA -- 0.45%
     78,000   Time Warner, Inc. ...........       5,650,125
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 4.01%
    512,500   Boston Scientific Corp.(c)...      11,210,937
    268,500   Johnson & Johnson............      25,004,063
    401,000   Medtronics, Inc. ............      14,611,438
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      50,826,438
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.19%
     50,000   Guidant Corp.(a)(c)..........       2,350,000
                                             --------------


                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS -- 0.69%
    100,000   Conoco, Inc.(a)..............  $    2,475,000
    140,000   Enron Corp.(a)...............       6,212,500
                                             --------------
              TOTAL OIL AND GAS............       8,687,500
                                             --------------
              PHARMACEUTICALS -- 8.36%
    377,800   Bristol-Myers Squibb
                Company....................      24,250,037
    165,000   Lilly (Eli) & Company........      10,972,500
    100,000   Merck & Company, Inc. .......       6,706,250
  1,034,400   Pfizer, Inc. ................      33,553,350
    240,700   Schering-Plough Corp. .......      10,154,531
     37,000   Sepracor, Inc.(a)(c).........       3,669,938
    202,000   Warner-Lambert Company.......      16,551,375
                                             --------------
              TOTAL PHARMACEUTICALS........     105,857,981
                                             --------------
              RESEARCH AND DEVELOPMENT -- 2.57%
    430,000   Amgen, Inc.(c)...............      25,826,875
     50,000   Genentech, Inc.(c)...........       6,725,000
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................      32,551,875
                                             --------------
              RESTAURANTS -- 2.11%
    661,700   McDonald's Corp. ............      26,674,781
                                             --------------
              RETAIL -- 8.76%
    318,900   Circuit City Stores..........      14,370,431
    209,600   Costco Wholesale Corp.(c)....      19,126,000
     65,000   Dayton-Hudson Corp. .........       4,773,437
    336,950   Gap Stores...................      15,499,700
    575,500   Home Depot, Inc. ............      39,457,719
    100,000   Nike, Inc. -- Class B........       4,956,250
     88,000   Safeway, Inc.(c).............       3,129,500
    140,000   Wal-Mart Stores, Inc. .......       9,677,500
                                             --------------
              TOTAL RETAIL.................     110,990,537
                                             --------------
              SEMICONDUCTORS -- 5.73%
     45,000   Applied Materials, Inc.(c)...       5,700,937
    438,600   Intel Corp. .................      36,102,263
     92,000   JDS Uniphase Corp.(a)(c).....      14,840,750
     60,000   STMicroelectronics N.V.(a)...       9,086,250
    150,000   Xilinx, Inc.(c)..............       6,820,320
                                             --------------
              TOTAL SEMICONDUCTORS.........      72,550,520
                                             --------------
              TELECOMMUNICATIONS -- 13.87%
     80,000   GTE Corp. ...................       5,645,000
    259,000   Lucent Technologies..........      19,376,437


  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    840,850   MCI Worldcom, Inc.(c)........  $   44,617,603
     92,000   Motorola, Inc.(a)............      13,547,000
     70,000   Nextel Communications, Inc.
                Class A(c).................       7,218,750
    158,000   Nokia Corp.(ADR).............      30,020,000
     41,000   Nortel Networks Corp. .......       4,141,000
    176,000   QUALCOMM, Inc.(c)............      30,998,000
     70,000   SBC Communications, Inc. ....       3,412,500
    259,800   Tellabs, Inc.(c).............      16,675,913
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     175,652,203
                                             --------------
              TOTAL COMMON STOCK (Cost
              $840,587,794)................   1,249,755,417
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.98%
  4,017,316   Janus Money Market Fund(b)...       4,017,316
  8,344,524   Merrimac Cash Fund --
                Premium Class(b)...........       8,344,524
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $12,361,840).................      12,361,840
                                             --------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 0.90%
$ 1,004,329   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...       1,004,329
  2,259,740   Den Danske Bank,
                6.39%, 01/20/00(b).........       2,259,740
  4,860,611   Den Danske Bank,
                6.41%, 01/27/00(b).........       4,860,611
  1,004,329   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       1,004,329
  2,259,740   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       2,259,740
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $11,388,749)...........      11,388,749
                                             --------------
              SHORT TERM CORPORATE NOTES -- 4.10%
  7,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................       7,000,000
  4,000,000   Goldman Sachs & Company,
                Floating Rate, 6.446%(++),
                02/04/00(b)................       4,000,000
  6,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................       6,000,000


                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 5,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....  $    5,000,000
 30,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      30,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $52,000,000)...........      52,000,000
                                             --------------
              TIME DEPOSIT -- 0.46%
  5,806,052   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $5,806,052)................       5,806,052
                                             --------------
              TOTAL SECURITIES (Cost
              $922,144,435)................   1,331,312,058
                                             --------------
              REPURCHASE AGREEMENTS -- 2.15%
 17,369,727   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $17,374,156 (Collateralized
                by Freddie Mac, 6.23%, due
                03/25/22, with a value of
                $5,464,526, and Ginnie Mae,
                Adjustable Rate Mortgage,
                6.375%, due 04/20/24, with
                a value of $12,773,688)
                (Cost $17,369,727).........      17,369,727
  9,924,680   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/99, 2.03%, due
                01/03/00, repurchase
                proceeds at maturity
                $9,926,359 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $10,125,693) (Cost
                $9,924,680)................       9,924,680
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $27,294,407)...........      27,294,407
                                             --------------
              Total Investments -- 107.24%
              (Cost $949,438,842)..........   1,358,606,465
              Liabilities less other
              assets -- (7.24)%............     (91,737,311)
                                             --------------
              NET ASSETS -- 100.00%........  $1,266,869,154
                                             ==============





The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $953,944,640.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $428,244,710
    Gross unrealized depreciation..........   (23,582,885)
                                             ------------
    Net unrealized appreciation............  $404,661,825
                                             ============



---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(c)   Non-income producing security.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR"). The rate shown was in effect at December
      31, 1999.
(ADR) American Depository Receipts.


                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 94.00%
              ADVERTISING -- 0.80%
     66,200   TMP Worldwide, Inc.(c).......  $    9,400,400
                                             --------------
              AEROSPACE -- 0.94%
    219,900   AAR Corp. ...................       3,944,456
    146,700   REMEC, Inc.(c)...............       3,740,850
     70,100   The Titan Corp.(c)...........       3,303,463
                                             --------------
              TOTAL AEROSPACE..............      10,988,769
                                             --------------
              AIRLINES -- 0.14%
     67,900   Atlantic Coast Airlines
                Holdings, Inc.(a)(c).......       1,612,625
                                             --------------
              AUTOMOTIVE SERVICES -- 0.06%
    110,800   Keystone Automotive
                Industries, Inc.(c)........         650,950
                                             --------------
              BANKS -- 2.20%
    246,503   Charter One Financials,
                Inc. ......................       4,714,370
    143,139   Firstar Corp. ...............       3,023,811
    138,160   First Washington Bancorp,
                Inc. ......................       2,037,860
    173,010   Hudson United Bancorp. ......       4,422,568
    325,000   Peoples Bank.................       6,865,625
     16,000   Silicon Valley
                Bancshares(c)..............         792,000
    145,400   Sterling Financial
                Corp.(c)...................       1,672,100
     73,304   Summit Bancorp. .............       2,244,935
                                             --------------
              TOTAL BANKS..................      25,773,269
                                             --------------
              BROADCASTING -- 1.64%
    158,000   Acme Communications,
                Inc.(c)....................       5,253,500
    340,000   Metro-Goldwyn-Mayer,
                Inc.(a)(c).................       8,011,250
    158,000   Salem Communications
                Corp. -- Class A(c)........       3,574,750
     57,700   Spanish Broadcasting Systems,
                Inc. -- Class A(c).........       2,322,425
                                             --------------
              TOTAL BROADCASTING...........      19,161,925
                                             --------------
              BUILDING PRODUCTS -- 0.19%
    186,800   U.S. Aggregates, Inc. .......       2,241,600
                                             --------------
              BUSINESS SERVICES -- 5.57%
    154,800   ABM Industries, Inc. ........       3,154,050
    219,700   AHL Services, Inc.(c)........       4,586,237
     75,500   Cornell Corrections,
                Inc.(c)....................         632,313
     94,350   Iron Mountain, Inc.(c).......       3,709,134
    171,900   Manpower, Inc. ..............       6,467,737
     58,200   On Assignment, Inc.(c).......       1,738,725
    123,850   Optimal Robotics Corp.(c)....       4,613,413


  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    273,700   Orthodontic Centers of
                America, Inc.(c)...........  $    3,267,294
    257,500   Protection One, Inc.(c)......         498,906
     36,900   RCM Technologies, Inc.(c)....         636,525
    227,600   RSA Security, Inc.(c)........      17,639,000
    100,000   Reynolds & Reynolds
                Company -- Class A.........       2,250,000
    259,700   Sterling Commerce, Inc.(c)...       8,846,031
    140,100   Superior Consultant Holdings
                Corp.(c)...................       1,996,425
    124,900   The InterCept Group,
                Inc.(c)....................       3,707,969
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,432,500
                                             --------------
              TOTAL BUSINESS SERVICES......      65,176,259
                                             --------------
              CHEMICALS -- 0.20%
     81,300   Chemed Corp. ................       2,327,212
                                             --------------
              COMMERCIAL SERVICES -- 2.16%
    103,800   Central Parking Corp.(a).....       1,985,175
    231,200   Coinmach Laundry
                Corp.(a)(c)................       2,456,500
    115,600   F.Y.I., Inc.(c)..............       3,930,400
     62,200   Innotrac Corp.(c)............         855,250
    197,000   Mac-Gray Corp.(c)............         751,062
    207,600   Marketing Specialists
                Corp.(c)...................         778,500
     43,100   MemberWorks, Inc.(c).........       1,430,381
    201,900   MPW Industrial Services
                Group, Inc.(c).............       1,602,581
    116,561   Nova Corp.(c)................       3,678,957
     77,200   Pierce Leahy Corp.(c)........       3,338,900
     48,500   Student Advantage,
                Inc.(a)(c).................       1,076,094
    270,000   The IT Group, Inc.(c)........       2,480,625
    196,200   Towne Services, Inc.(c)......         784,800
    115,500   United Road Services,
                Inc.(c)....................         187,688
                                             --------------
              TOTAL COMMERCIAL SERVICES....      25,336,913
                                             --------------
              COMMUNICATIONS -- 7.41%
    195,500   Adelphia Communications
                Corp. -- Class A(a)(c).....      12,829,688
     82,000   American Tower Corp. -- Class
                A(a)(c)....................       2,506,125
    315,000   Cabletron Systems, Inc.(c)...       8,190,000
     73,500   Citadel Communications
                Corp.(c)...................       4,768,312
    169,900   Digital Microwave Corp.(c)...       3,982,031

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS (CONTINUED)
    222,100   Emmis Communications
                Corp. -- Class A(c)........  $   27,682,677
    100,600   Harmonic, Inc.(a)(c).........       9,550,712
     94,400   Insight Communications
                Company, Inc.(c)...........       2,796,600
    140,700   Inter-Tel, Inc. .............       3,517,500
    228,950   Performance Technologies,
                Inc.(c)....................       3,978,006
     55,000   Powerwave Technologies,
                Inc.(a)(c).................       3,210,625
    186,697   Saga Communications,
                Inc.(c)....................       3,780,614
                                             --------------
              TOTAL COMMUNICATIONS.........      86,792,890
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 12.27%
    216,600   Actuate Corp.(c).............       9,286,725
     84,650   Advent Software, Inc.(c).....       5,454,634
     67,000   Autoweb.com, Inc.(c).........         728,625
    143,200   Best Software, Inc.(c).......       4,224,400
    140,700   Bindview Development
                Corp.(c)...................       6,991,031
     18,100   Brio Technology, Inc.(c).....         760,200
     95,000   Broadbase Software,
                Inc.(a)(c).................      10,687,500
     87,400   CACI International,
                Inc.(c)....................       1,977,425
    160,000   CNET, Inc.(a)(c).............       9,080,000
     32,171   DoubleClick, Inc.(c).........       8,141,274
     24,600   Exchange Applications,
                Inc.(c)....................       1,374,525
    145,000   GetThere.com, Inc.(a)(c).....       5,836,250
    232,100   Harbinger Corp.(c)...........       7,383,681
     70,500   Legato Systems, Inc.(c)......       4,851,281
     18,900   Loislaw.com, Inc.(c).........         739,462
     85,000   Manugistics Group, Inc.(c)...       2,746,562
     29,100   MedicaLogic, Inc.(c).........         611,100
    110,200   Metamor Worldwide, Inc.(c)...       3,209,575
     39,100   MICROS Systems, Inc.(a)(c)...       2,893,400
    100,000   Mission Critical Software,
                Inc.(c)....................       7,000,000
     56,100   Multex.com, Inc.(c)..........       2,110,763
     18,650   Netegrity, Inc.(c)...........       1,061,884
     73,600   Pinnacle Systems, Inc.(c)....       3,118,800
    200,000   Policy Management Systems
                Corp.(c)...................       5,112,500
     11,700   Pomeroy Computer Resources,
                Inc.(c)....................         155,025
     31,205   PSINet, Inc.(a)(c)...........       1,926,909
     66,000   Puma Technology, Inc.(c).....       8,621,250

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
     72,300   QRS Corp.(c).................  $    7,591,500
     36,600   RadiSys Corp.(c).............       1,866,600
    267,800   Rational Software Corp.(c)...      13,155,675
    200,000   Telescan, Inc.(c)............       4,937,500
                                             --------------
              TOTAL COMPUTER AND SOFTWARE
              SERVICES.....................     143,636,056
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.30%
    139,600   Cybex Computer Products
                Corp.(c)...................       5,653,800
    100,000   SanDisk Corp.(c).............       9,625,000
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      15,278,800
                                             --------------
              CONSTRUCTION -- 0.14%
    253,500   Michael Baker Corp.(c).......       1,679,437
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.91%
    329,800   Carriage Services, Inc.(c)...       1,958,187
     64,350   Diamond Technology Partners,
                Inc.(c)....................       5,530,078
     67,600   Glacier Water Services,
                Inc.(a)(c).................       1,094,275
    235,800   Helen of Troy Ltd.(c)........       1,709,550
     89,800   Pameco Corp.(c)..............         364,813
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      10,656,903
                                             --------------
              EDUCATION -- 1.11%
     89,100   Bright Horizons Family
                Solutions, Inc.(c).........       1,670,625
     77,200   Career Education Corp.(c)....       2,962,550
    197,200   Childrens Comprehensive
                Services, Inc.(c)..........       1,109,250
    471,765   ITT Educational Services,
                Inc.(c)....................       7,282,872
                                             --------------
              TOTAL EDUCATION..............      13,025,297
                                             --------------
              ELECTRONICS -- 3.82%
    112,700   Aavid Thermal Technologies,
                Inc.(c)....................       2,768,194
    103,950   ACT Manufacturing, Inc.(c)...       3,898,125
     51,100   ANADIGICS, Inc.(c)...........       2,411,281
     55,100   BOLDER Technologies
                Corp.(c)...................         702,525
     19,900   FARO Technologies, Inc.(c)...          58,456
    280,000   Genesis Microchip,
                Inc.(a)(c).................       5,915,000
    107,550   Hughes Supply, Inc.(c).......       2,319,047

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    185,000   Maker Communications,
                Inc.(c)....................  $    7,908,750
    146,000   Power Integrations,
                Inc.(c)....................       6,998,875
    105,000   Rogers Corp.(c)..............       4,016,250
    309,300   Sensormatic Electronics
                Corp.(a)(c)................       5,393,419
     75,000   Thomas & Betts Corp. ........       2,390,625
                                             --------------
              TOTAL ELECTRONICS............      44,780,547
                                             --------------
              ENGINEERING -- 0.21%
    111,800   URS Corp.(c).................       2,424,663
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.03%
    275,320   Allied Waste Industries,
                Inc.(c)....................       2,426,258
    214,700   Capital Environmental
                Resource, Inc.(c)..........       1,274,781
    151,900   Casella Waste Systems,
                Inc. -- Class A(a)(c)......       2,867,112
    203,000   Waste Connections, Inc.(c)...       2,930,813
    223,100   Waste Industries, Inc.(c)....       2,523,819
                                             --------------
              TOTAL ENVIRONMENTAL
              MANAGEMENT SERVICES..........      12,022,783
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 1.08%
    142,800   Aaron Rents, Inc. -- Class
                B..........................       2,534,700
    140,000   Amplicon, Inc. ..............       1,522,500
    145,000   Electro Rent Corp.(c)........       1,685,625
    177,900   Rent-A-Center, Inc.(a)(c)....       3,524,644
     79,000   XTRA Corp.(c)................       3,367,375
                                             --------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING......................      12,634,844
                                             --------------
              FINANCE -- 2.07%
    320,490   Allied Capital Corp. ........       5,868,973
    145,900   Cash American Investments,
                Inc. ......................       1,422,525
    128,160   CCB Financial Corp. .........       5,582,970
     51,500   Creditrust Corp.(a)(c).......         395,906
    127,340   Metris Companies, Inc. ......       4,544,446
    114,100   NCO Group, Inc.(c)...........       3,437,263
     90,000   Washington Mutual, Inc. .....       2,340,000
     48,800   Web Street, Inc.(c)..........         603,900
                                             --------------
              TOTAL FINANCE................      24,195,983
                                             --------------
              FOOD AND BEVERAGE -- 2.64%
    110,000   Applebees International,
                Inc. ......................       3,245,000
    157,500   Benihana, Inc.(c)............       2,273,906

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
     82,000   CEC Entertainment, Inc.(c)...  $    2,326,750
    132,300   Garden Fresh Restaurant
                Corp.(c)...................       2,265,637
    138,000   Morrison Management
                Specialists, Inc. .........       2,975,625
    131,700   Outback Steakhouse,
                Inc.(c)....................       3,415,969
     59,200   P.F. Chang's China Bistro,
                Inc.(c)....................       1,472,600
    159,300   RARE Hospitality
                International, Inc.(c).....       3,447,348
    476,600   Ruby Tuesday, Inc. ..........       8,668,163
     90,800   Sylvan, Inc.(c)..............         771,800
                                             --------------
              TOTAL FOOD AND BEVERAGE......      30,862,798
                                             --------------
              INDUSTRIAL AUTOMATION -- 0.46%
     58,800   Brooks Automation, Inc.(c)...       1,914,675
     52,400   PRI Automation, Inc.(a)(c)...       3,517,350
                                             --------------
              TOTAL INDUSTRIAL
              AUTOMATION...................       5,432,025
                                             --------------
              INSURANCE -- 0.75%
    103,300   Annuity and Life Re
                (Holdings), Ltd. ..........       2,698,712
     38,600   National Western Life
                Insurance -- Class A(c)....       2,648,925
    149,400   Penn-America Group, Inc. ....       1,157,850
    141,600   Penn Treaty American
                Corp.(a)(c)................       2,230,200
                                             --------------
              TOTAL INSURANCE..............       8,735,687
                                             --------------
              LEISURE AND
                RECREATION -- 0.78%
    173,000   American Coin
                Merchandising(c)...........         475,750
    108,000   Bally Total Fitness
                Holdings(a)(c).............       2,882,250
     83,700   Isle of Capri Casinos,
                Inc.(c)....................       1,103,794
    232,000   Mandalay Resort
                Group(a)(c)................       4,669,000
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................       9,130,794
                                             --------------
              MACHINERY -- 1.14%
    101,400   Asyst Technologies,
                Inc.(c)....................       6,648,037
    207,600   JLG Industries, Inc. ........       3,308,625
    100,000   Kennametal, Inc. ............       3,362,500
                                             --------------
              TOTAL MACHINERY..............      13,319,162
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MAINTENANCE AND SERVICE -- 0.51%
    266,600   Group Maintenance America
                Corp.(c)...................  $    2,849,287
    123,550   The Shaw Group, Inc.(c)......       3,127,359
                                             --------------
              TOTAL MAINTENANCE AND
              SERVICE......................       5,976,646
                                             --------------
              MANUFACTURING -- 4.49%
    300,900   Alpha Industries, Inc.(c)....      17,245,331
    381,800   C&D Technology, Inc. ........      16,226,500
     85,000   E-Tek Dynamics, Inc.(c)......      11,443,125
    139,800   Lydall, Inc.(c)..............         926,175
    151,800   Motorcar Parts and
                Accessories, Inc.(c).......         170,775
    157,600   Rock of Ages Corp.(c)........         719,050
    140,600   Trex Company, Inc.(c)........       3,761,050
    177,075   Watsco, Inc. ................       2,047,430
                                             --------------
              TOTAL MANUFACTURING..........      52,539,436
                                             --------------
              MEDIA -- 3.15%
    185,000   Cumulus Media, Inc. -- Class
                A(c).......................       9,388,750
    614,400   Granite Broadcasting
                Corp.(c)...................       6,220,800
    126,450   Gray Communications Systems,
                Inc. -- Class B............       1,707,075
    171,000   Houghton Mifflin Company.....       7,214,063
     35,500   Liberty Digital, Inc. --
                Class A(c).................       2,635,875
    126,500   NBC Internet, Inc. -- Class
                A(c).......................       9,772,125
                                             --------------
              TOTAL MEDIA..................      36,938,688
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 4.64%
    229,400   American Retirement
                Corp.(a)(c)................       1,820,862
    170,800   Brookdale Living Communities,
                Inc.(c)....................       2,113,650
    231,500   Caredata.com, Inc.(c)........       1,533,687
    267,000   Centennial Healthcare
                Corp.(c)...................         801,000
     99,600   drkoop.com, Inc.(a)(c).......       1,182,750
     25,916   Healtheon/WebMD
                Corp.(a)(c)................         971,850
    168,800   Horizon Health Corp.(c)......       1,202,700
     99,500   Lifeline Systems, Inc.(c)....       1,492,500
    106,600   National Dentex Corp.(c).....       1,785,550
    284,500   Orthalliance, Inc. -- Class
                A(a)(c)....................       1,778,125
    285,000   Owens & Minor Holding
                Company....................       2,547,188

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    255,700   Prime Medical Service,
                Inc.(c)....................  $    2,333,263
     96,800   Province Healthcare
                Company(c).................       1,839,200
    585,600   Quorum Health Group,
                Inc.(c)....................       5,453,400
    481,600   Res-Care, Inc.(a)(c).........       6,140,400
    157,100   Rural/Metro Corp.(c).........         672,592
    226,400   Shared Medical Systems
                Corp. .....................      11,532,250
    254,000   Universal Health Services --
                Class B(c).................       9,144,000
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      54,344,967
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.31%
     31,400   ArthroCare Corp.(c)..........       1,915,400
    107,400   Candela Corp.(a)(c)..........       2,000,325
    121,200   Closure Medical
                Corp.(a)(c)................       1,560,450
     65,600   Cytyc Corp.(a)(c)............       4,005,700
    112,200   Molecular Devices Corp.(c)...       5,834,400
                                             --------------
              TOTAL MEDICAL EQUIPMENT AND
              SUPPLIES.....................      15,316,275
                                             --------------
              METALS AND MINING -- 0.09%
     78,600   Wolverine Tube, Inc.(c)......       1,110,225
                                             --------------
              OIL AND GAS -- 2.54%
    221,800   Berry Petroleum..............       3,354,725
     71,600   Devon Energy Corp. ..........       2,353,850
    360,000   Marine Drilling Companies,
                Inc.(c)....................       8,077,500
    200,000   Pride International,
                Inc.(c)....................       2,925,000
    330,000   Rowan Companies, Inc.(c).....       7,156,875
    216,700   Tosco Corp. .................       5,891,531
                                             --------------
              TOTAL OIL AND GAS............      29,759,481
                                             --------------
              PHARMACEUTICALS -- 2.25%
     52,700   Alkermes, Inc.(c)............       2,588,888
     57,900   Celgene Corp.(a)(c)..........       4,053,000
    207,100   Duane Reade, Inc.(a)(c)......       5,708,194
    135,600   Jones Pharma, Inc. ..........       5,890,125
    125,900   Medicis Pharmaceutical
                Corp. -- Class A(c)........       5,358,619
    214,300   Natrol, Inc.(c)..............       1,500,100
     71,400   Noven Pharmaceuticals,
                Inc.(c)....................       1,294,125
                                             --------------
              TOTAL PHARMACEUTICALS........      26,393,051
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.24%
     22,200   Alexandria Real Estate
                Equities, Inc. ............  $      706,238
    108,569   Chateau Communities, Inc. ...       2,816,008
    232,100   Equity Inns, Inc. ...........       1,566,675
     77,700   Health Care Property
                Investments, Inc. .........       1,855,088
     61,600   National Health Investors,
                Inc. ......................         916,300
    129,400   Pacific Gulf Properties,
                Inc. ......................       2,620,350
     97,900   Sovran Self Storage, Inc. ...       1,853,981
     69,200   Sun Communities, Inc. .......       2,227,375
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      14,562,015
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.74%
    104,900   Albany Molecular Research,
                Inc.(c)....................       3,199,450
     30,300   CuraGen Corp.(c).............       2,113,425
    223,000   Kendle International,
                Inc.(c)....................       2,202,125
    102,000   PAREXEL International
                Corp.(c)...................       1,204,875
                                             --------------
              TOTAL RESEARCH AND
              DEVELOPMENT..................       8,719,875
                                             --------------
              RETAIL -- 2.79%
    176,300   Blue Rhino Corp.(a)(c).......       1,718,925
    353,850   Consolidated Stores
                Corp.(c)...................       5,750,063
     50,925   Cost Plus, Inc.(c)...........       1,814,203
    184,200   Duckwall-Alco Stores,
                Inc.(c)....................       1,404,525
    187,100   Fred's, Inc. ................       2,981,906
     98,600   Hibbet Sporting Goods,
                Inc.(c)....................       1,676,200
    196,400   Hot Topic, Inc.(a)(c)........       4,566,300
    108,300   Michael Anthony Jewelers,
                Inc.(c)....................         318,131
    164,900   Regis Corp. .................       3,112,488
     31,200   SCP Pool Corp.(c)............         809,250
    134,400   Shop At Home, Inc.(c)........       1,335,600
    145,500   The Men's Wearhouse,
                Inc.(c)....................       4,274,063
     66,600   Tweeter Home Entertainment
                Group, Inc.(c).............       2,364,300
    208,100   U.S. Vision, Inc.(c).........         533,256
                                             --------------
              TOTAL RETAIL.................      32,659,210
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SECURITY -- 0.62%
    128,000   Burns International Services
                Corp.(c)...................  $    1,384,000
    265,500   Pittston Brink's Group.......       5,841,000
                                             --------------
              TOTAL SECURITY...............       7,225,000
                                             --------------
              SEMICONDUCTORS -- 8.30%
     67,800   American Xtal Technology,
                Inc.(a)(c).................       1,182,262
    137,500   ATMI, Inc.(c)................       4,546,094
     69,700   Credence Systems Corp.(c)....       6,029,050
    234,600   Cree Research, Inc.(a)(c)....      20,028,975
    116,000   DuPont Photomasks, Inc.(c)...       5,597,000
    230,000   Fairchild Semiconductor
                Corp. -- Class A(c)........       6,842,500
    347,200   Integrated Device Technology,
                Inc.(c)....................      10,068,800
     85,000   National Semiconductor
                Corp.(c)...................       3,639,063
    300,000   PLX Technology, Inc.(c)......       5,681,250
     60,400   Qlogic Corp.(c)..............       9,656,450
    105,000   TranSwitch Corp.(c)..........       7,619,063
     62,000   TriQuint Semiconductor,
                Inc.(c)....................       6,897,500
    275,000   Varian Semiconductor
                Equipment Associates,
                Inc.(c)....................       9,350,000
                                             --------------
              TOTAL SEMICONDUCTORS.........      97,138,007
                                             --------------
              TELECOMMUNICATIONS -- 6.04%
    119,600   Adaptive Broadband
                Corp.(c)...................       8,827,975
     94,400   CFW Communications Company...       3,280,400
    176,700   Classic Communications,
                Inc. -- Class A(a)(c)......       6,460,594
    234,100   Comdial Corp.(a)(c)..........       2,326,369
    238,727   Davel Communications Group...       1,133,953
    270,000   ICG Communications,
                Inc.(c)....................       5,062,500
    153,800   Leap Wireless International,
                Inc.(c)....................      12,073,300
    253,190   Metrocall, Inc.(c)...........         427,258
    172,200   Metro One Telecommunications,
                Inc.(c)....................       2,238,600
    249,900   P-Com, Inc.(a)(c)............       2,210,066
    154,930   Price Communications
                Corp.(c)...................       4,308,991
     35,600   Primus Telecommunications
                Group, Inc.(c).............       1,361,700

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     93,600   Rural Cellular Corp. -- Class
                A(c).......................  $    8,470,800
     79,500   SeaChange International,
                Inc.(c)....................       2,812,313
     61,800   Somera Communications,
                Inc.(c)....................         768,638
    135,000   Western Wireless Corp. --
                Class A(c).................       9,011,250
                                             --------------
              TOTAL TELECOMMUNICATIONS.....      70,774,707
                                             --------------
              TRANSPORT SERVICES -- 0.44%
    105,200   Monaco Coach Corp.(c)........       2,689,175
     49,350   Oshkosh Truck Corp. .........       1,446,572
      4,000   Petroleum Helicopters, Inc.
                (Voting)...................          37,000
     96,200   Petroleum Helicopters, Inc.
                (Non-Voting)...............         937,950
                                             --------------
              TOTAL TRANSPORT SERVICES.....       5,110,697
                                             --------------
              TRANSPORTATION: FREIGHT -- 3.12%
    204,900   Air Express International
                Corp. .....................       6,620,831
    430,000   Airborne Freight Corp. ......       9,460,000
    296,300   Circle International Group,
                Inc. ......................       6,592,675
    148,700   CNF Transportation, Inc. ....       5,130,150
     76,000   Forward Air Corp.(c).........       3,296,500
    115,474   Fritz Companies, Inc.(c).....       1,212,477
    238,300   Pittston BAX Group...........       2,531,938
     65,000   Sea Containers Ltd.(a).......       1,730,625
                                             --------------
              TOTAL TRANSPORTATION:
              FREIGHT......................      36,575,196
                                             --------------
              UTILITIES: ELECTRIC -- 0.71%
    850,000   El Paso Electric
                Company(c).................       8,340,625
                                             --------------
              TOTAL COMMON STOCK
              (Cost $851,817,359)..........   1,100,762,692
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 1.61%
  5,677,316   Janus Money Market Fund(b)...       5,677,316
 13,207,608   Merrimac Cash Fund -- Premium
                Class(b)...................      13,207,608
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $18,884,924).................      18,884,924
                                             --------------
 PRINCIPAL
 ---------
              CERTIFICATES OF
                DEPOSIT -- 1.16%
$ 2,014,753   American Express Centurion
                Bank, 6.15%, 01/26/00(b)...       2,014,753
  3,193,490   Den Danske Bank, 6.39%,
                01/20/00(b)................       3,193,490

 PRINCIPAL                                       VALUE
 ---------                                   --------------

              CERTIFICATES OF DEPOSIT (CONTINUED)
$ 3,193,490   Den Danske Bank, 6.41%,
                01/27/00(b)................  $    3,193,490
  2,014,753   Royal Bank of Scotland,
                6.15%, 01/20/00(b).........       2,014,753
  3,193,490   Royal Bank of Scotland,
                6.31%, 01/27/00(b).........       3,193,490
                                             --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $13,609,976)...........      13,609,976
                                             --------------
              TIME DEPOSITS -- 1.18%
 13,761,867   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $13,761,867)...............      13,761,867
                                             --------------
              SHORT TERM CORPORATE NOTES -- 5.89%
  6,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)................       6,000,000
 10,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)................      10,000,000
  7,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)................       7,000,000
 18,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).....      18,000,000
 28,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)................      28,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $69,000,000).....      69,000,000
                                             --------------
              TOTAL SECURITIES
              (Cost $967,074,126)..........   1,216,019,459
                                             --------------
              REPURCHASE AGREEMENTS -- 5.51%
 21,761,202   With Investors Bank & Trust
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity,
                $21,766,751 (Collateralized
                by Freddie Mac, 7.70%, due
                03/15/24, with a value of
                $8,422,979, and Ginnie Mae,
                Adjustable Rate Mortgage,
                6.375%, due 04/20/22, with
                a value of $14,428,376)
                (Cost $21,761,202).........      21,761,202

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$ 9,935,394   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity,
                $9,937,927 (Collateralized
                by Fannie Mae, 7.00%, due
                04/01/09, with a value of
                $4,323,381, and Student
                Loan Marketing Association,
                5.685%, due 10/25/05, with
                a value of $6,108,855)
                (Cost $9,935,394)..........  $    9,935,394
 22,745,452   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $22,751,252 (Collateralized
                by Ginnie Mae, Adjustable
                Rate Mortgage, 6.375% , due
                01/20/24, with a value of
                $17,640,747, and Small
                Business Administration
                Loan, 6.125%, due 03/25/24,
                with a value of $6,241,978)
                (Cost $22,745,452).........      22,745,452
 10,028,630   With Investors Bank & Trust,
                dated 12/31/99, 3.06%, due
                01/03/00, repurchase
                proceeds at maturity
                $10,031,187 (Collateralized
                by various Small Business
                Administration Loans,
                8.125% - 8.375%, due
                11/25/10 to 02/25/24, with
                a total value of
                $10,530,062) (Cost
                $10,028,630)...............      10,028,630
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $64,470,678)...........      64,470,678
                                             --------------
              Total Investments -- 109.35%
              (Cost $1,031,544,804)........   1,280,490,137
              Liabilities less other
              assets -- (9.35)%............    (109,455,856)
                                             --------------
              NET ASSETS -- 100.00%........  $1,171,034,281
                                             ==============





The aggregate cost of securities for federal
income tax purposes at December 31, 1999,
is $1,036,760,410. The following amount is
based on cost for federal income tax
purposes:
    Gross unrealized appreciation..........  $330,649,712
    Gross unrealized depreciation..........   (86,919,985)
                                             ------------
    Net unrealized appreciation............  $243,729,727
                                             ============


---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 100.52%
              ACCOUNTING SERVICES -- 1.53%
    150,000   Profit Recovery Group
                International, Inc.(c).......  $  3,984,375
                                               ------------
              ADVERTISING -- 1.95%
     88,000   Interpublic Group of Companies,
                Inc. ........................     5,076,500
                                               ------------
              BANKS -- 1.56%
    100,000   Wells Fargo Company............     4,043,750
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 6.89%
     60,000   Harmonic, Inc.(c)..............     5,696,250
     70,000   Powerwave Technologies,
                Inc.(c)......................     4,086,250
     46,200   QUALCOMM, Inc.(c)..............     8,136,975
                                               ------------
              TOTAL COMMUNICATIONS
              EQUIPMENT......................    17,919,475
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.41%
     80,920   Sun Microsystems, Inc.(c)......     6,266,243
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 15.15%
     31,500   America Online, Inc.(c)........     2,376,281
     62,000   Cisco Systems, Inc.(c).........     6,641,750
     11,000   Check Point Software
                Technologies Ltd.(a)(c)......     2,186,250
     80,000   Entrust Technologies,
                Inc.(c)......................     4,795,000
     41,000   Exodus Communications,
                Inc.(c)......................     3,641,313
     28,500   Microsoft Corp.(c).............     3,327,375
     62,000   Siebel Systems, Inc.(c)........     5,208,000
    100,000   Synopsys, Inc.(c)..............     6,675,000
     10,500   Yahoo!, Inc.(a)(c).............     4,543,219
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    39,394,188
                                               ------------
              CONSUMER GOODS AND SERVICES -- 4.81%
     51,500   General Electric Company.......     7,969,625
     41,500   Procter & Gamble Company.......     4,546,844
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    12,516,469
                                               ------------
              ELECTRONICS -- 4.33%
     25,000   Oak Industries, Inc.(c)........     2,653,125
     46,500   Sanmina Corp. (a)(c)...........     4,644,188
     41,500   Solectron Corp.(c).............     3,947,687
                                               ------------
              TOTAL ELECTRONICS..............    11,245,000
                                               ------------
              FINANCIAL SERVICES -- 1.69%
     26,500   American Express Company.......     4,405,625
                                               ------------
              INSURANCE -- 1.73%
     41,500   American International Group...     4,487,188
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 4.18%
     36,000   Corning, Inc. .................  $  4,641,750
     21,000   Optical Coating Laboratory,
                Inc. ........................     6,216,000
                                               ------------
              TOTAL MANUFACTURING............    10,857,750
                                               ------------
              MEDIA -- 8.46%
     40,000   AMFM, Inc.(c)..................     3,130,000
    150,000   AT & T Corp.-Liberty Media
                Group -- Class A(a)(c).......     8,512,500
     51,500   Clear Channel
                Communications(c)............     4,596,375
    114,000   Comcast Corp. -- Class A
                (Special)....................     5,764,125
                                               ------------
              TOTAL MEDIA....................    22,003,000
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.34%
     95,000   MedQuist, Inc.(c)..............     2,452,187
     77,500   Medtronic, Inc. ...............     2,823,906
     15,700   VISX, Inc.(c)..................       812,475
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     6,088,568
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.88%
     80,000   ArthroCare Corp.(c)............     4,880,000
                                               ------------
              PHARMACEUTICALS -- 9.27%
     36,000   Bristol-Myers Squibb Company...     2,310,750
     26,000   Johnson & Johnson..............     2,421,250
     77,500   Jones Pharma, Inc. ............     3,366,406
    100,000   King Pharmaceuticals, Inc.
                (a)(c).......................     5,606,250
     20,000   MedImmune, Inc.(c).............     3,317,500
    114,000   Pfizer, Inc. ..................     3,697,875
     41,225   Warner-Lambert Company.........     3,377,873
                                               ------------
              TOTAL PHARMACEUTICALS..........    24,097,904
                                               ------------
              RESTAURANTS -- 0.64%
     41,500   McDonald's Corp. ..............     1,672,969
                                               ------------
              RETAIL -- 5.26%
     51,500   Costco Wholesale Corp.(c)......     4,699,375
     50,000   Dayton-Hudson Corp. ...........     3,671,875
     77,250   Home Depot, Inc. ..............     5,296,453
                                               ------------
              TOTAL RETAIL...................    13,667,703
                                               ------------
              SCIENTIFIC EQUIPMENT -- 0.87%
    100,000   Varian, Inc.(c)................     2,250,000
                                               ------------
              SEMICONDUCTORS -- 11.09%
    103,500   Amkor Technology, Inc.(c)......     2,923,875
     31,000   Applied Materials, Inc.(c).....     3,927,312
     16,000   Broadcom Corp. -- Class A
                (c)..........................     4,358,000

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
    103,500   Conexant Systems, Inc.(a)(c)...  $  6,869,812
    180,000   LTX Corp.(c)...................     4,027,500
     42,000   QLogic Corp.(c)................     6,714,750
                                               ------------
              TOTAL SEMICONDUCTORS...........    28,821,249
                                               ------------
              TELECOMMUNICATIONS -- 12.39%
     61,000   Carrier Access Corp.(a)(c).....     4,106,063
     54,000   MCI Worldcom, Inc.(c)..........     2,865,375
     84,325   Polycom, Inc.(c)...............     5,370,448
     46,500   Tellabs, Inc.(c)...............     2,984,719
     60,000   VoiceStream Wireless
                Corp.(a)(c)..................     8,538,750
    125,000   Western Wireless Corp. -- Class
                A(c).........................     8,343,750
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    32,209,105
                                               ------------
              UTILITIES -- 2.09%
     85,000   Calpine Corp.(c)...............     5,440,000
                                               ------------
              TOTAL COMMON STOCK
              (Cost $174,109,459)............   261,327,061
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.00%
      3,455   Janus Money Market Fund(b)
                (Cost $3,455)................         3,455
                                               ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 1.69%
$   500,866   American Express Centurion
                Bank, 6.15%, 01/26/00(b).....       500,866
  1,126,944   Den Danske Bank, 6.39%,
                01/20/00(b)..................     1,126,944
  1,126,944   Den Danske Bank, 6.41%,
                01/27/00(b)..................     1,126,944
    500,865   Royal Bank Of Scotland, 6.15%,
                01/20/00(b)..................       500,865
  1,126,944   Royal Bank Of Scotland, 6.31%,
                01/27/00(b)..................     1,126,944
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $4,382,563)..............     4,382,563
                                               ------------
              TIME DEPOSIT -- 0.30%
    786,682   BankBoston, N.A., 4.68%,
                01/03/00(b) (Cost
                $786,682)....................       786,682
                                               ------------



 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 13.66%
$ 3,000,000   Bank of Montreal, Floating
                Rate, 4.33%(++),
                04/05/00(b)..................  $  3,000,000
  2,000,000   First Union National Bank,
                Floating Rate, 4.765%(++),
                05/01/00(b)..................     2,000,000
 11,500,000   JP Morgan Securities, Inc.,
                Floating Rate, 4.605%(++),
                07/07/00(b)..................    11,500,000
  9,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                4.60%(++), 01/11/00(b).......     9,000,000
 10,000,000   Prudential Securities, Inc.,
                Floating Rate, 4.85%(++),
                03/10/00(b)..................    10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $35,500,000).......    35,500,000
                                               ------------
              Total Investments -- 116.17%
              (Cost $214,782,159)............  $301,999,761
              Liabilities less other
              assets -- (16.17%).............   (42,025,339)
                                               ------------
              NET ASSETS -- 100.00%..........  $259,974,422
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1999 is $214,903,431.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation............  $ 91,065,180
    Gross unrealized depreciation............    (3,968,850)
                                               ------------
    Net unrealized appreciation..............  $ 87,096,330
                                               ============


---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 95.70%
             AEROSPACE -- 2.95%
$2,000,000   BE Aerospace, 8.00%, 03/01/08...  $  1,740,000
 1,375,000   BE Aerospace, 9.50%, 11/01/08...     1,292,500
 1,200,000   Compass Aerospace, 10.125%,
               04/15/05......................       660,000
                                               ------------
             TOTAL AEROSPACE.................     3,692,500
                                               ------------
             AUTOMOTIVE PARTS AND EQUIPMENT -- 1.38%
 1,900,000   Accuride Corp., 9.25%,
               02/01/08......................     1,729,000
                                               ------------
             AUTOMOTIVE RENTAL -- 3.24%
 1,650,000   Avis Rent A Car, Inc., 11.00%,
               05/01/09......................     1,732,500
 1,300,000   Budget Group, Inc., 9.125%,
               04/01/06......................     1,209,000
 1,150,000   United Rentals, Inc., 9.25%,
               01/15/09......................     1,104,000
                                               ------------
             TOTAL AUTOMOTIVE RENTAL.........     4,045,500
                                               ------------
             BROADCASTING -- 2.87%
 1,500,000   Echostar DBS Corp., 9.25%,
               02/01/06......................     1,507,500
 2,100,000   Sinclair Broadcast Group,
               10.00%, 09/30/05..............     2,079,000
                                               ------------
             TOTAL BROADCASTING..............     3,586,500
                                               ------------
             BUILDING PRODUCTS -- 0.84%
 1,100,000   American Standard, Inc., 8.25%,
               06/01/09......................     1,054,625
                                               ------------
             BUSINESS SERVICES -- 2.00%
 1,600,000   Fisher Scientific International,
               9.00%, 02/01/08...............     1,534,000
 1,000,000   Fisher Scientific
               International -- 144A, 9.00%,
               02/01/08......................       958,750
                                               ------------
             TOTAL BUSINESS SERVICES.........     2,492,750
                                               ------------
             CHEMICALS -- 4.56%
 1,175,000   General Chemical Industrial
               Products, 10.625%, 05/01/09...     1,163,250
 1,150,000   Lyondell Chemical Company --
               144A, 9.625%, 05/01/07........     1,175,875
 1,300,000   Octel Developments, PLC, 10.00%,
               05/01/06......................     1,287,000
 2,000,000   ZSC Speciality Chemical PLC --
               144A, 11.00%, 07/01/09........     2,075,000
                                               ------------
             TOTAL CHEMICALS.................     5,701,125
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             COMMERCIAL SERVICES -- 2.57%
$2,200,000   Mail-Well Corp., 8.75%,
               12/15/08......................  $  2,090,000
 1,225,000   Pierce Leahy Command Company,
               8.125%, 05/15/08..............     1,120,875
                                               ------------
             TOTAL COMMERCIAL SERVICES.......     3,210,875
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.13%
 1,400,000   Psinet, Inc., 10.50%,
               12/01/06......................     1,410,500
 1,300,000   Unisys Corp., 7.875%,
               04/01/08......................     1,254,500
                                               ------------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES........................     2,665,000
                                               ------------
             CONSTRUCTION -- 5.07%
 1,400,000   D.R. Horton, Inc., 8.375%,
               06/15/04......................     1,356,250
 1,850,000   Kaufman and Broad Home Corp.,
               7.75%, 10/15/04...............     1,739,000
 1,700,000   Nortek, Inc., 8.875%,
               08/01/08......................     1,615,000
 1,750,000   Toll Corp., 8.125%, 02/01/09....     1,627,500
                                               ------------
             TOTAL CONSTRUCTION..............     6,337,750
                                               ------------
             CONSUMER GOODS AND SERVICES -- 2.82%
 1,800,000   Huntsman Packaging Corp.,
               9.125%, 10/01/07..............     1,782,000
 1,800,000   Scotts Company -- 144A, 8.625%,
               01/15/09......................     1,746,000
                                               ------------
             TOTAL CONSUMER GOODS AND
             SERVICES........................     3,528,000
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 1.59%
 2,250,000   Allied Waste North America
               Industries, Inc., 7.875%,
               01/01/09......................     1,988,438
                                               ------------
             FINANCE -- 1.15%
 1,500,000   Williams Scotsman, Inc., 9.875%,
               06/01/07......................     1,440,000
                                               ------------
             FOOD AND BEVERAGE -- 3.05%
 2,600,000   Canandaigua Brands, Inc., 8.50%,
               03/01/09......................     2,489,500
 1,250,000   Chiquita Brands International,
               Inc., 10.00%, 06/15/09........       903,125
   100,000   Cott Corp., 9.375%, 07/01/05....        98,500
   325,000   Delta Beverage Group, 9.75%,
               12/15/03......................       325,000
                                               ------------
             TOTAL FOOD AND BEVERAGE.........     3,816,125
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1999

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             INDUSTRIAL -- 12.34%
$1,000,000   AK Steel Corp., 9.125%,
               12/15/06......................  $  1,017,500
 1,000,000   American Pacific Corp., 9.25%,
               03/01/05......................     1,005,000
 1,300,000   Atlas Air, Inc. -- 144A, 9.375%,
               11/15/06......................     1,254,500
 1,800,000   Building Materials Corp., 8.00%,
               12/01/08......................     1,629,000
   450,000   Burke Industries, Inc., 10.00%,
               08/15/07......................       184,500
 2,000,000   Carrols Corp., 9.50%,
               12/01/08......................     1,820,000
 1,075,000   Classic Cable, Inc., 9.375%,
               08/01/09......................     1,056,187
 1,125,000   Geologistics Corp., 9.75%,
               10/15/07......................       337,500
 1,975,000   HMH Properties, 7.875%,
               08/01/08......................     1,760,219
 1,850,000   Muzak LLC, 9.875%, 03/15/09.....     1,776,000
   920,000   P&L Coal Holdings Corp., 8.875%,
               05/15/08......................       899,300
   625,000   Pronet, Inc., 11.875%,
               06/15/05......................       425,000
 1,100,000   Republic Group, Inc., 9.50%,
               07/15/08......................     1,034,000
 1,300,000   Wesco Distribution, Inc.,
               9.125%, 06/01/08..............     1,222,000
                                               ------------
             TOTAL INDUSTRIAL................    15,420,706
                                               ------------
             LEISURE AND RECREATION -- 8.63%
 2,000,000   Bally Total Fitness Holding,
               9.875%, 10/15/07..............     1,940,000
 2,025,000   Cinemark USA, 9.625%, 08/01/08..     1,822,500
 1,600,000   Harrahs Operating Company, Inc.,
               7.875%, 12/15/05..............     1,546,000
 1,100,000   Mohegan Tribal Gaming, 8.75%,
               01/01/09......................     1,083,500
 1,800,000   Park Place Entertainment Corp.,
               7.875%, 12/15/05..............     1,723,500
   150,000   Riddell Sports, Inc., 10.50%,
               07/15/07......................       129,750
 1,200,000   Six Flags Entertainment, 8.875%,
               04/01/06......................     1,171,500
 1,400,000   Town Sports International,
               9.75%, 10/15/04...............     1,365,000
                                               ------------
             TOTAL LEISURE AND RECREATION....    10,781,750
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MACHINERY -- 2.94%
$1,975,000   Advanced Lighting Technologies,
               Inc. -- 144A, 8.00%,
               03/15/08......................  $  1,678,750
 2,000,000   National Equipment Services,
               10.00%, 11/30/04..............     2,000,000
                                               ------------
             TOTAL MACHINERY.................     3,678,750
                                               ------------
             MANAGEMENT SERVICES -- 1.13%
 1,550,000   Iron Mountain, Inc., 8.25%,
               07/01/11......................     1,406,625
                                               ------------
             MANUFACTURING -- 7.19%
 2,100,000   AEP Industries, 9.875%,
               11/15/07......................     2,021,250
 1,550,000   Consumers Packaging, Inc. --
               144A, 9.75%, 02/01/07.........     1,085,000
   625,000   Dyersburg Corp., 9.75%,
               09/01/07......................       250,000
   700,000   Fedders North America, 9.375%,
               8/15/07.......................       686,000
 2,575,000   Federal-Mogul Corp., 7.50%,
               01/15/09......................     2,293,712
 1,600,000   Mark IV Industries, Inc., 7.75%,
               04/01/06......................     1,496,240
 1,150,000   Portola Packaging, 10.75%,
               10/01/05......................     1,150,000
                                               ------------
             TOTAL MANUFACTURING.............     8,982,202
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 1.93%
 2,500,000   Tenet Healthcare Corp., 8.625%,
               01/15/07......................     2,412,500
                                               ------------
             METALS AND MINING -- 0.64%
   800,000   Kaiser Aluminum and Chemicals,
               10.875%, 10/15/06.............       802,000
                                               ------------
             OIL AND GAS -- 3.46%
 2,000,000   Gulf Canada Resources Ltd.,
               9.25%, 01/15/04...............     2,020,000
 2,375,000   Plains Resources, Inc., 10.25%,
               03/15/06......................     2,303,750
                                               ------------
             TOTAL OIL AND GAS...............     4,323,750
                                               ------------
             PAPER AND FOREST
               PRODUCTS -- 0.55%
   750,000   US Timberlands,
               9.625%, 11/15/07..............       692,812
                                               ------------
             PUBLISHING -- 1.74%
 2,175,000   American Media Operations, Inc.,
               10.25%, 05/01/09..............     2,180,438
                                               ------------
             RETAIL -- 0.74%
 1,000,000   Ameriking, Inc., 10.75%,
               12/01/06......................       920,000
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1999


PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             SPECIAL PURPOSE ENTITY -- 2.02%
$2,000,000   Caithness Coso Funding Corp.,
               9.05%, 12/15/09...............  $  1,990,000
   500,000   RBF Finance Company, 11.375%,
               03/15/09......................       535,000
                                               ------------
             TOTAL SPECIAL PURPOSE ENTITY....     2,525,000
                                               ------------
             TELECOMMUNICATIONS -- 13.15%
 1,300,000   Adelphia Communications Corp.,
               9.375%, 11/15/09..............     1,274,000
   900,000   Call-Net Enterprises, Inc.,
               9.375%, 05/15/09..............       740,250
 2,600,000   Charter Communications Holdings,
               LLC, 8.625%, 04/01/09.........     2,401,750
 1,900,000   Global Crossing Holding, LTD.,
               9.625%, 05/15/08..............     1,900,000
 2,475,000   Intermedia Communications, Inc.,
               9.50%, 03/01/09...............     2,363,625
 2,000,000   Level 3 Communications, Inc.,
               9.125%, 05/01/08..............     1,885,000
 1,650,000   McLeodUSA, Inc. 8.125%,
               02/15/09......................     1,538,625
 2,000,000   Nextel Communications, 9.375%,
               11/15/09......................     1,960,000
   700,000   Nextlink Communications, 9.625%,
               10/01/07......................       682,500
   550,000   Nextlink Communications, 10.50%,
               12/01/09......................       558,250
   500,000   Rural Cellular Corp., 9.625%,
               05/15/08......................       511,250
   600,000   Voicestream Wireless Corp.,
               10.375%, 11/15/09.............       618,000
                                               ------------
             TOTAL TELECOMMUNICATIONS........    16,433,250
                                               ------------
             TRANSPORTATION -- 1.15%
 1,500,000   American Commercial Lines, LLC,
               10.25%, 06/30/08..............     1,440,000
                                               ------------


PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             UTILITIES: ELECTRIC -- 1.87%
$2,200,000   AES Corp., 10.25%, 07/15/06.....  $  2,233,000
   100,000   Calpine Corp., 9.25%,
               02/01/04......................       100,750
                                               ------------
             TOTAL UTILITIES: ELECTRIC.......     2,333,750
                                               ------------
             TOTAL SECURITIES (Cost
             $126,172,168)...................   119,621,721
                                               ------------
             REPURCHASE AGREEMENT -- 1.96%
 2,447,625   With Investors Bank & Trust,
               dated 12/31/99, 3.06%, due
               01/03/00, repurchase proceeds
               at maturity $2,448,249
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               6.437%, due 01/01/20, with a
               value of $2,570,021) (Cost
               $2,447,625)...................     2,447,625
                                               ------------
             Total Investments -- 97.66%
             (Cost $128,619,793).............   122,069,346
             Other assets less liabilities --
             2.34%...........................     2,921,062
                                               ------------
             NET ASSETS -- 100.00%...........  $124,990,408
                                               ============



The aggregate cost of securities for federal income tax
purposes at December 31, 1999, is $128,673,751.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $    322,158
    Gross unrealized depreciation..........    (6,926,563)
                                             ------------
    Net unrealized depreciation............  $ (6,604,405)
                                             ============


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS  -- 97.63%
              AUTOMOBILE  -- 3.32%
     70,200   Bayerische Motoren Werke
               AG(a)....................  $  2,181,205     GER
     18,000   DaimlerChrysler AG........     1,389,190     GER
     97,000   Fiat SpA..................     1,395,151     ITA
     43,000   Fiat SpA..................     1,221,854     ITA
    135,900   GKN PLC...................     2,135,546      UK
    218,000   Mitsubishi Motors
               Corp.(c).................       743,315     JPN
    337,000   Nissan Motor Company,
               Ltd.(c)..................     1,323,567     JPN
     21,800   Peugeot SA................     4,925,025     FRA
    193,000   Suzuki Motor Corp. .......     2,811,412     JPN
     20,444   Valeo SA..................     1,569,615     FRA
                                          ------------
              TOTAL AUTOMOBILE..........    19,695,880
                                          ------------
              BANKS -- 6.62%
    121,234   ABN AMRO Holding N.V. ....     3,013,526     NET
     26,000   Allied Irish Banks PLC....       294,476     IRE
    281,490   Australia & New Zealand
               Bank Group, Ltd. ........     2,041,000     AUS
     52,000   Banco Bilbao Vizcaya SA...       736,970     SPA
     35,000   Bank of Scotland..........       405,583      UK
     18,265   Banque National de Paris
               (BNP)....................     1,676,924     FRA
     65,000   Canadian Imperial Bank of
               Commerce.................     1,543,750     CDA
     36,666   Deutsche Bank AG..........     3,077,476     GER
    127,050   ForeningsSparbanken --
               Class A..................     1,858,970     SWE
    176,000   Fuji Bank, Ltd.(a)........     1,707,464     JPN
      3,020   Holderbank Financial
               Glaris -- Class B........     4,112,868     SWI
     40,352   ING Groep N.V. ...........     2,424,263     NET
    746,000   Keppel Tatlee Bank,
               Ltd. ....................     1,647,839     SIN
    343,600   Lloyds TSB Group PLC......     4,289,021      UK
     50,246   Royal Bank of Scotland
               Group PLC................       889,178      UK
    185,000   Svenska Handelsbanken
               AB -- Class A............     2,317,088     SWE
    275,000   Toyo Trust & Banking Co.,
               Ltd. ....................     1,128,435     JPN
    714,960   Turkiye Is Bankasi
               (Isbank) (GDR)...........     2,752,596     TUR
    487,329   Westpac Banking Corp. ....     3,350,436     AUS
                                          ------------
              TOTAL BANKS...............    39,267,863
                                          ------------



  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              CHEMICALS -- 1.08%
     70,905   DSM NV....................  $  2,828,514     NET
    162,000   Mitsui Chemicals, Inc. ...     1,302,577     JPN
        300   Norsk Hydro ASA (ADR).....        12,825     NOR
     53,400   Norsk Hydro ASA...........     2,232,430     NOR
                                          ------------
              TOTAL CHEMICALS...........     6,376,346
                                          ------------
              COMPUTER EQUIPMENT -- 1.04%
     45,000   Fujitsu, Ltd. ............     2,048,751     JPN
     14,300   Nidec Corporation.........     4,121,439     JPN
                                          ------------
              TOTAL COMPUTER
              EQUIPMENT.................     6,170,190
                                          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.37%
     20,000   Meitec Corp. .............       635,044     JPN
     68,000   Newbridge Networks
               Corp.(c).................     1,534,250     CDA
                                          ------------
              TOTAL COMPUTER SOFTWARE
              AND SERVICES..............     2,169,294
                                          ------------
              CONSTRUCTION -- 2.49%
      7,700   Bouygues SA...............     4,869,880     FRA
    134,000   Okumura Corp. ............       451,660     JPN
     22,000   Rohm Company, Ltd. .......     9,027,403     JPN
      7,444   Sanitec Oyj(c)............        96,995     FIN
     37,000   Sekisui House, Ltd. ......       327,147     JPN
                                          ------------
              TOTAL CONSTRUCTION........    14,773,085
                                          ------------
              CONSUMER GOODS AND SERVICES -- 9.72%
      7,900   Christian Dior SA.........     1,947,871     FRA
    153,300   Cifra SA (ADR)(a)(c)......     3,072,454     MEX
     76,000   Hennes & Mauritz..........     2,535,398     SWE
     53,000   Kao Corp. ................     1,509,403     JPN
    268,000   Nikon Corp. ..............     7,855,000     JPN
     29,700   Nintendo Corp., Ltd. .....     4,927,028     JPN
    125,344   Reckitt Benckiser PLC.....     1,172,706      UK
      6,500   Sony Corp. (ADR)..........     1,850,875     JPN
     76,700   Sony Corp. ...............    22,705,378     JPN
     35,000   Sony Music Entertainment,
               Inc. ....................     6,968,881     JPN
    380,000   Storehouse PLC............       284,772      UK
     20,000   TDK Corp. ................     2,757,070     JPN
                                          ------------
              TOTAL CONSUMER GOODS AND
              SERVICES..................    57,586,836
                                          ------------


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS -- 12.58%
     19,800   ASM Lithography Holding
               N.V.(c)..................  $  2,188,965     NET
     79,200   ASM Lithography Holding
               N.V.(a)(c)...............     9,009,000     NET
    400,000   Caradon PLC...............       999,240      UK
     18,500   Epcos AG(c)...............     1,390,693     GER
     31,000   FANUC, Ltd. ..............     3,940,305     JPN
    231,000   Hitachi, Ltd. ............     3,701,244     JPN
    271,000   Johnson Electric Holdings,
               Ltd. ....................     1,739,603     HNG
     17,500   Keyence Corp. ............     7,095,401     JPN
     74,000   Murata Manufacturing
               Company, Ltd. ...........    17,351,372     JPN
    392,000   NEC Corp. ................     9,325,562     JPN
     51,599   Samsung Electronics
               (GDR)(a).................     6,154,409     KOR
      6,200   STMicroelectronics
               N.V.(c)..................       949,540     NET
     65,600   STMicroelectronics N.V. --
               New York Shares(a)(c)....     9,934,300     NET
     13,000   Taiyo Yuden Company,
               Ltd. ....................       769,674     JPN
                                          ------------
              TOTAL ELECTRONICS.........    74,549,308
                                          ------------
              ENGINEERING -- 0.06%
     24,261   Chudenko Corp. ...........       368,105     JPN
                                          ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.00%
        900   Kurita Water Industries...        14,280     JPN
                                          ------------
              FINANCE -- 3.22%
      8,600   AIFUL Corp. ..............     1,050,266     JPN
      2,284   CIE Financial Richemont...     5,422,019     SWI
     64,100   De Beers Consolidated
               Mines, Ltd. (ADR)........     1,854,894     SOA
      3,600   Fairfax Financial
               Holdings, Ltd.(c)........       608,961     CDA
    115,396   Lend Lease Corp., Ltd. ...     1,611,344     AUS
      6,800   Nichiei Company, Ltd. ....       147,487     JPN
    152,000   Nomura Securities Co.,
               Ltd. ....................     2,739,876     JPN
     12,400   Orix Corp. ...............     2,788,803     JPN
      6,000   Shohkoh Fund & Company,
               Ltd. ....................     2,371,159     JPN
    181,000   Wako Securities Company,
               Ltd.(a)(c)...............       479,216     JPN
                                          ------------
              TOTAL FINANCE.............    19,074,025
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 3.86%
     71,000   Asahi Breweries, Ltd. ....  $    775,519     JPN
    676,000   Cadbury Schweppes PLC.....     4,074,793      UK
    464,753   Coca-Cola Amatil, Ltd. ...     1,265,058     AUS
    216,988   Coca-Cola Beverages
               PLC(c)...................       411,756     AUS
    333,200   Coca-Cola Beverages
               PLC(c)...................       633,680     AUS
      7,500   Groupe Danone.............     1,759,038     FRA
     77,175   Heineken N.V. ............     3,745,411     NET
     30,000   Heineken N.V. -- Class
               A........................  1,050,912...     NET
      2,700   Louis Vuitton Moet
               Hennessy.................     1,203,453     FRA
      1,270   Nestle(a).................     2,314,310     SWI
     95,000   Panamerican Beverages,
               Inc. -- Class A..........     1,953,437     MEX
    275,000   Tate & Lyle PLC...........     1,764,015      UK
    265,000   Unilever PLC..............     1,945,444      UK
                                          ------------
              TOTAL FOOD AND BEVERAGE...    22,896,826
                                          ------------
              INDUSTRIAL -- 3.59%
     50,322   Advantest Corp. ..........    13,274,325     JPN
     16,200   Compagnie de Saint-
               Gobain...................     3,031,500     FRA
     29,361   Preussag AG...............     1,665,362     GER
      1,525   SGS Societe Generale de
               Surveillance Holding
               SA(c)....................     1,933,959     SWI
    430,000   Tomkins PLC...............     1,386,062      UK
                                          ------------
              TOTAL INDUSTRIAL..........    21,291,208
                                          ------------
              INSURANCE -- 2.42%
     80,000   Assicurazioni Generali,
               Ltd. ....................     2,630,040     ITA
    480,000   Mitsui Marine and Fire
               Insurance Company,
               Ltd. ....................     2,841,888     JPN
    629,030   QBE Insurance Group,
               Ltd. ....................     2,922,348     AUS
    407,964   Royal & Sun Alliance
               Insurance Group PLC......     3,100,200      UK
        802   Schweizerische
               Rueckversicherungs-
               Gesellschaft(a)..........     1,638,839     SWI
    210,000   Yasuda Fire and Marine
               Insurance................     1,185,870     JPN
                                          ------------
              TOTAL INSURANCE...........    14,319,185
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              INVESTMENT HOLDING COMPANIES -- 0.80%
    325,000   Hutchison Whampoa.........  $  4,724,362     HNG
                                          ------------
              LEISURE AND RECREATION -- 0.26%
     32,500   Accor SA(a)...............     1,562,613     FRA
                                          ------------
              MANUFACTURING -- 9.81%
     26,549   ABB AB -- Class A(c)......     3,230,034     SWI
  1,041,100   Invensys PLC..............     5,654,630      UK
    106,161   Mannesmann AG.............    25,750,182     GER
     80,000   Metra Oy..................     1,483,408     FIN
    120,863   Morgan Crucible Company
               PLC......................       562,956      UK
     44,500   Pohang Iron & Steel
               Company, Ltd. (ADR)(a)...     1,557,500     KOR
     77,000   Siemens AG................     9,801,499     GER
     75,000   THK Company, Ltd.(a)......     3,026,235     JPN
    135,000   Thyssen Krupp AG(c).......     4,079,619     GER
    390,900   TI Group PLC..............     2,992,574      UK
                                          ------------
              TOTAL MANUFACTURING.......    58,138,637
                                          ------------
              MEDIA -- 2.96%
        176   Canal Plus................        25,491     FRA
     17,100   Grupo Televisa
               (GDR)(a)(c)..............     1,167,075     MEX
    140,137   News Corp., Ltd. .........     1,356,204     AUS
     29,750   News Corp., Ltd. (ADR)....     1,137,937     AUS
    390,806   Reuters Group PLC.........     5,350,681      UK
        433   Reuters Group PLC (ADR)...        34,992      UK
    177,207   Singapore Press Holdings,
               Ltd. ....................     3,839,828     SIN
    176,224   Thomson Corp. ............     4,614,073     CDA
                                          ------------
              TOTAL MEDIA...............    17,526,281
                                          ------------
              METALS AND MINING -- 1.60%
     38,050   Broken Hill Proprietary
               (ADR)....................     1,010,703     AUS
    410,302   Broken Hill Proprietary...     5,369,786     AUS
     43,663   Pechiney SA -- Class A....     3,105,020     FRA
                                          ------------
              TOTAL METALS AND MINING...     9,485,509
                                          ------------
              OIL AND GAS -- 3.33%
    583,600   Eni Spa...................     3,193,809     ITA
    164,000   Enterprise Oil PLC........     1,110,132      UK
    880,000   Santos, Ltd. .............     2,389,640     AUS
    281,000   Sasol Beperk Ltd. ........     2,304,565     SOA
    395,000   Shell Transport &
               Trading..................     3,275,419      UK

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS (CONTINUED)
     16,000   Suncor Energy, Inc. ......  $    665,875     CDA
     19,300   Suncor Energy, Inc. ......       805,775     CDA
     48,000   Talisman Energy,
               Inc.(c)..................     1,220,400     CDA
     15,000   Total Fina S.A. -- Series
               B........................     1,992,073     FRA
     29,500   Veba AG...................     1,432,564     GER
    180,800   Woodside Petroleum,
               Ltd. ....................     1,330,923     AUS
                                          ------------
              TOTAL OIL AND GAS.........    19,721,175
                                          ------------
              PAPER AND FOREST PRODUCTS -- 1.17%
    189,000   Sumitomo Forestry.........     1,458,740     JPN
    137,000   UPM-Kymmeme...............     5,492,604     FIN
                                          ------------
              TOTAL PAPER AND FOREST
              PRODUCTS..................     6,951,344
                                          ------------
              PHARMACEUTICALS -- 4.83%
     31,062   AstraZeneca PLC (ADR).....     1,296,838      UK
    136,100   AstraZeneca PLC...........     5,632,975      UK
    128,328   AstraZeneca PLC...........     5,407,691      UK
    130,200   BOC Group.................     2,790,915      UK
      3,244   Novartis AG...............     4,738,127     SWI
     60,000   Sankyo Company, Ltd. .....     1,231,008     JPN
    105,480   Sanofi-Synthelabo SA(c)...     4,370,574     FRA
     18,000   Shionogi & Company,
               Ltd. ....................       218,241     JPN
     60,000   Takeda Chemical
               Industries, Ltd. ........     2,960,286     JPN
                                          ------------
              TOTAL PHARMACEUTICALS.....    28,646,655
                                          ------------
              REAL ESTATE -- 0.56%
    188,000   Cheung Kong Holdings,
               Ltd. ....................     2,388,239     HNG
    134,000   Mitsui Fudosan............       905,947     JPN
                                          ------------
              TOTAL REAL ESTATE.........     3,294,186
                                          ------------
              RETAIL -- 0.22%
    121,000   Kingfisher PLC............     1,339,760      UK
                                          ------------
              SEMICONDUCTORS -- 2.64%
    114,300   Tokyo Electron, Ltd. .....    15,633,817     JPN
                                          ------------
              TELECOMMUNICATIONS -- 18.24%
      6,819   Cable & Wireless HKT, Ltd.
               (ADR)(a).................       198,603     USA
    641,600   Cable & Wireless HKT,
               Ltd. ....................     1,852,941     HNG
     55,000   Cable & Wireless PLC(a)...       929,868      UK
    116,300   Deutsche Telekom AG.......     8,276,303     GER
     48,800   Eircom PLC................       211,792     IRE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999


  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     13,400   Ericsson AB -- Class B....  $    857,986     SWE
     34,400   Ericsson L M Telephone
               (ADR)....................     2,259,650     SWE
      5,500   Korea Telecom Corp.
               (ADR)....................       411,125     KOR
        293   Nippon Telegraph and
               Telephone Corp. .........     5,017,614     JPN
     26,400   Nokia Corp. (ADR).........     5,016,000     FIN
    106,800   Nokia Oyj.................    19,268,237     FIN
     46,000   Nortel Networks Corp. ....     4,646,000     CDA
        531   NTT Mobile Communications
               Network, Inc. ...........    20,421,078     JPN
    160,000   Portugal Telecom SA.......     1,746,416     POR
     11,000   Societe Europeenne des
               Satellites (FDR).........     1,598,670     LUX
     15,247   Swisscom AG...............     6,134,111     SWI
    523,000   Telecom Italia Mobile.....     2,479,491     ITA
    179,000   Telecom Italia Mobile.....     1,989,674     ITA
    698,000   Telecom Italia Spa........     4,232,602     ITA
    102,555   Telecom Italia Spa(a).....     1,439,072     ITA
    260,861   Telefonica S.A.(c)........     6,484,248     SPA
     80,300   Telefonos De Mexico
               (ADR)(a).................     9,033,750     MEX
     88,900   Teleglobe, Inc. ..........     2,015,265     CDA
      3,800   Teleglobe, Inc. (ADR).....        86,212     CDA
     31,000   Vodafone AirTouch PLC
               (ADR)(a).................     1,534,500      UK
                                          ------------
              TOTAL
              TELECOMMUNICATIONS........   108,141,208
                                          ------------
              TIRE AND RUBBER -- 0.10%
     26,000   Bridgestone Corp. ........       571,540     JPN
                                          ------------
              TRANSPORTATION -- 0.74%
    130,000   Bombardier Inc., Class
               B........................     2,661,580     CDA
     83,200   Bombardier Inc., Class
               B........................     1,699,743     CDA
                                          ------------
              TOTAL TRANSPORTATION......     4,361,323
                                          ------------
              TOTAL COMMON STOCK
              (Cost $341,050,434).......   578,650,841
                                          ------------
              PREFERRED STOCK -- 0.24%
              CHEMICALS -- 0.24%
     22,000   Henkel KGaA (Cost
               $1,738,214)..............     1,459,751     GER
                                          ------------



  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              WARRANTS -- 0.01%
              BANKS -- 0.01%
     10,205   Banque National de Paris
               CVG (expire 07/15/02)(c)
               (Cost $547,301)..........  $     46,846     FRA
                                          ------------
 PRINCIPAL
 ---------
              NON-CONVERTIBLE BOND -- 0.03%
              CONSTRUCTION -- 0.03%
$   146,785   Sekisui House, 2.50%,
              01/31/02 (Cost
              $160,403).................       174,390     JPN
                                          ------------
              CONVERTIBLE BONDS AND NOTES -- 0.09%
              FOOD AND BEVERAGE -- 0.09%
    215,285   Asahi Breweries Series 8,
               0.90%, 12/26/01..........       231,484     JPN
     48,928   Asahi Breweries Series 9,
               0.95%, 12/26/02..........        53,000     JPN
    225,071   Asahi Breweries Series 10,
               1.00%, 12/26/03..........       245,387     JPN
                                          ------------
              TOTAL FOOD AND BEVERAGE
              (Cost $495,634)...........       529,871
                                          ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.48%
  2,378,970   Janus Money Market
               Fund(b)..................     2,378,970     USA
    500,000   Merrimac Cash Fund --
               Premium Class(b).........       500,000     USA
                                          ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES
              (Cost $2,878,970).........     2,878,970
                                          ------------
 PRINCIPAL
 ---------
              CERTIFICATES OF DEPOSIT -- 1.33%
$   594,742   American Express Centurion
               Bank, 6.15%,
               01/26/00(b)..............       594,742     USA
  2,677,877   Den Danske Bank, 6.39%,
               01/20/00(b)..............     2,677,877     USA
  1,338,171   Den Danske Bank, 6.41%,
               01/27/00(b)..............     1,338,171     USA
    594,742   Royal Bank of Scotland,
               6.15%, 01/20/00(b).......       594,742     USA
  2,677,877   Royal Bank of Scotland,
               6.31%, 01/27/00(b).......     2,677,877     USA
                                          ------------
              TOTAL CERTIFICATES OF
              DEPOSIT
              (Cost $7,883,409).........     7,883,409
                                          ------------


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1999


 PRINCIPAL                                   VALUE       COUNTRY
 ---------                                ------------   -------
              TIME DEPOSIT -- 0.01%
$    33,748   BankBoston, N.A., 4.68%,
               01/03/00(b) (Cost
               $33,748).................  $     33,748     USA
                                          ------------
              SHORT TERM CORPORATE NOTES -- 6.33%
 10,500,000   JP Morgan Securities,
               Inc., Floating Rate,
               4.605%(++),
               07/07/00(b)..............    10,500,000     USA
  5,000,000   Morgan Stanley Dean Witter
               & Company, Floating Rate,
               4.60%(++), 01/11/00(b)...     5,000,000     USA
 22,000,000   Prudential Securities,
               Inc., Floating Rate,
               4.85%(++), 03/10/00(b)...    22,000,000     USA
                                          ------------
              TOTAL SHORT TERM CORPORATE
              NOTES
              (Cost $37,500,000)........    37,500,000
                                          ------------
              TOTAL SECURITIES
              (Cost $392,288,113).......   629,157,826
                                          ------------
              REPURCHASE AGREEMENT -- 2.27%
 13,474,597   With Investors Bank and
               Trust, dated 12/31/99,
               3.06%, due 01/03/00,
               repurchase proceeds at
               maturity $13,478,033
               (Collateralized by Small
               Business Administration
               Loan, 8.125%, due
               10/25/21, with a value of
               $3,964,609, and a Fannie
               Mae, 5.40%, due 06/25/23,
               with a value of
               $10,183,717) (Cost
               $13,474,597).............    13,474,597     USA
                                          ------------
              Total Investments -- 108.42%
              (Cost $405,762,710).......   642,632,423
              Liabilities less other
              assets -- (8.42)%.........   (49,918,782)
                                          ------------
              NET ASSETS  -- 100.00%....  $592,713,641
                                          ============

The aggregate cost of securities for
federal income tax purposes at
December 31, 1999 is $409,641,506. The
following amount is based on cost for
federal income tax purposes:
   Gross unrealized appreciation........  $256,376,848
   Gross unrealized depreciation........   (23,385,931)
                                          ------------
   Net unrealized appreciation..........  $232,990,917
                                          ============


---------------
(a)  All or part of the security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing securities.
(++) This interest rate is subject to change monthly based on the London
     Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1999.

(ADR) American Depository Receipt.


(FDR) Foreign Depository Receipt.


(GDR) Global Depository Receipt.



                                        PERCENT OF TOTAL
        COUNTRY COMPOSITION            SECURITIES AT VALUE
        -------------------            -------------------
Australia (AUS)....................            3.86%
Canada (CDA).......................            3.44%
Finland (FIN)......................            4.88%
France (FRA).......................            4.99%
Germany (GER)......................            9.42%
Hong Kong (HNG)....................            1.67%
Ireland (IRE)......................            0.08%
Italy (ITA)........................            2.89%
Japan (JPN)........................           30.59%
Korea (KOR)........................            1.27%
Luxembourg (LUX)...................            0.25%
Mexico (MEX).......................            2.37%
Netherlands (NET)..................            5.47%
Norway (NOR).......................            0.35%
Portugal (POR).....................            0.27%
Singapore (SIN)....................            0.85%
South Africa (SOA).................            0.65%
Spain (SPA)........................            1.12%
Sweden (SWE).......................            1.53%
Switzerland (SWI)..................            4.59%
Turkey (TUR).......................            0.43%
United Kingdom (UK)................            9.39%
United States (USA)................            9.64%
                                             -------
TOTAL PERCENTAGE...................          100.00%
                                             =======


                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series (formerly the Government/Corporate Bond Series), the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C. FOREIGN CURRENCY TRANSLATION (CONTINUED) losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FUTURES CONTRACTS

          Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

          Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FUTURES CONTRACTS (CONTINUED)
          Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

          Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

     G.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     H.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     I.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     J.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
AUSA SUB-ACCOUNT                                                    IN PORTFOLIO
----------------                                                ---------------------
Money Market................................................            21.73
High Quality Bond...........................................            42.02
Intermediate Government Bond................................            39.73
Core Bond...................................................            30.54
Balanced....................................................            56.67
Equity Income...............................................            53.89
Equity Value................................................            18.51
Growth & Income.............................................            43.30
Equity Growth...............................................            56.12
Special Equity..............................................            38.14
Aggressive Equity...........................................            36.96
High Yield Bond.............................................            24.39
International Equity........................................            35.95

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. For its services the Subadvisors receive a fee from the Advisor at an annual

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED) rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                    ADVISOR    SUBADVISOR
PORTFOLIO SERIES                                    PORTFOLIO SUBADVISORS           FEE(%)       FEE(%)
----------------                                    ---------------------           -------    ----------
Money Market Series.......................  Capital Management Group                 0.25         0.05
High Quality Bond Series..................  Merganser Capital Management
                                            Corporation                              0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group                0.35(1)       0.15
Core Bond Series..........................  Payden & Rygel Investment Counsel        0.35       (3)
Balanced Series...........................  (4)                                     0.45(1)     (5)
Equity Income Series......................  Asset Management Group                   0.45       (6)
Equity Value Series.......................  Ark Asset Management Company, Inc.      0.57(1)     (7)
Growth & Income Series....................  Putnam Advisory Company, Inc.           0.60(1)     (8)
Equity Growth Series......................  (9)                                     0.62(1)    (10)
Special Equity Series.....................  (11)                                    0.80(1)    (12)
Aggressive Equity Series..................  McKinley Capital Management             0.97(1)    (13)
High-Yield Bond Series....................  Delaware Investment Advisors            0.55(1)    (14)
International Equity Series...............  Capital Guardian Trust Company          0.75(1)    (15)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) The High Quality Bond Series changed its fee schedule with Merganser Capital Management on December 1, 1999. For the period from January 1 through November 30, 1999, the Subadvisor received 0.25% on the first $100,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $100,000,000. For the period from December 1 through December 31, 1999, Merganser Capital Management received 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $300,000,000.


 (3) The Core Bond Series (formerly Government/Corporate Bond), changed its subadvisor on August 18, 1999 from Capital Management Group to Payden & Rygel Investment Counsel. For the period from January 1 through August 17, 1999, the Subadvisor received 0.15% of average daily net assets. For the period from August 18 through December 31, 1999, the net assets of the Core Bond and Balanced Series -- fixed income securities, were combined to determine the fee. 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000 in accordance with the subadvisory agreement.


 (4) The Balanced Series changed subadvisors on March 31, 1999. Aeltus Investment Management, Inc. and Payden & Rygel Investment Counsel replaced Institutional Capital Corporation for equity and fixed income securities, respectively.

 (5) For the period from January 1 through March 30, 1999, the Subadvisor received 0.35% on the first $500,000,000 in average daily net assets, 0.30% on the next $500,000,000 in average daily net assets, and 0.25% on all average daily net assets in excess of $1,000,000,000. For the period from March 31 through December 31, 1999, Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period from March 31 through August 17, 1999,

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     Payden & Rygel Investment Counsel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 of average daily net assets, and 0.10% on all average daily net assets in excess of $100,000,000. For the period from August 18 through December 31, 1999, Payden & Rygel received a fee of 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all daily average net assets in excess of $500,000,000 on the combined net assets of the Core Bond Series and the Balanced Series (fixed income securities).

 (6) 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (7) 0.45% on the first $100,000,000 in average daily net assets, and 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (8) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (9) The Equity Growth Series has two subadvisors: Montag & Caldwell, Inc. and Dresdner RCM Global Investors, Inc.

(10) 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

(11) The Special Equity Series has four Subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc. On March 26, 1999, Robertson, Stephens replaced Ark Asset Management Co., Inc. and on November 16, 1999, Husic Capital replaced Pilgrim Baxter & Associates.

(12) 0.50% of average daily net assets for the two Subadvisors: Liberty Investment Management, Inc., and Westport Asset Management.

    For the period from January 1 through March 25, 1999, Ark Asset Management Co., Inc. received 0.50% of average daily net assets. For the period from March 26 through December 31, 1999, Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. For the period from January 1 through November 15, 1999, Pilgrim Baxter & Associates, received 0.50% of average daily net assets. For the period from November 16 through December 31, 1999, Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000.

(13) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(14) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(15) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     For the period ended December 31, 1999, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

 FUND                                                                EXPENSE CAP
 ----                                                           ----------------------
 Money Market Series........................................    30 basis points (b.p.)
 High Quality Bond Series...................................    40 b.p.
 Intermediate Government Bond Series........................    40 b.p.
 Core Bond Series...........................................    40 b.p.
 Balanced Series............................................    50 b.p.
 Equity Income Series.......................................    50 b.p.
 Equity Value Series........................................    60 b.p.
 Growth & Income Series.....................................    65 b.p.
 Equity Growth Series.......................................    65 b.p.
 Special Equity Series......................................    85 b.p.
 Aggressive Equity Series...................................    100 b.p.
 High-Yield Bond Series.....................................    60 b.p.
 International Equity Series................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the period ended December 31, 1999, amounted to $32,109.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statements of Operations. At December 31, 1999, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
High Quality Bond Series....................................  $  4,950,589   $  5,100,000
Intermediate Government Bond Series.........................    36,036,130     37,078,875
Core Bond Series............................................   174,374,302    178,096,125
Balanced Series.............................................    38,971,455     39,899,150
Equity Income Series........................................    37,774,450     38,823,800
Equity Value Series.........................................    23,407,988     24,259,200
Growth & Income Series......................................   142,298,143    146,119,866
Equity Growth Series........................................    79,207,727     81,556,641
Special Equity Series.......................................   110,786,790    115,256,767
Aggressive Equity Series....................................    39,738,750     40,672,700
International Equity Series.................................    46,700,352     48,296,127

                        DIVERSIFIED INVESTORS PORTFOLIOS

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 1999, were as follows:


                                                                  COST OF           PROCEEDS
                                                                 PURCHASES         FROM SALES
                                                               --------------    --------------
High Quality Bond Series...........  Government Obligations    $    7,963,439    $   18,378,186
                                     Other                        112,555,841       124,531,852
Intermediate Government Bond         Government Obligations        73,227,101        38,000,668
  Series...........................
                                     Other                         10,000,000           504,790
Core Bond Series...................  Government Obligations     1,700,229,693     1,368,710,844
                                     Other                        277,627,355       428,568,240
Balanced Series....................  Government Obligations       624,796,062       664,679,086
                                     Other                        728,751,481       713,327,783
Equity Income Series...............  Other                        599,826,080       612,087,097
Equity Value Series................  Other                        326,032,659       320,020,142
Growth & Income Series.............  Other                      1,015,736,628       842,248,718
Equity Growth Series...............  Other                        645,516,164       402,122,068
Special Equity Series..............  Other                      1,518,506,457     1,501,352,759
Aggressive Equity Series...........  Other                        273,265,811       185,811,897
High-Yield Bond Series.............  Other                        196,264,932       148,264,159
International Equity Series........  Other                        182,600,953       142,363,504


6. FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1999, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                         FOREIGN     IN EXCHANGE    SETTLEMENT                          NET UNREALIZED
      BALANCED          CURRENCY         FOR           DATE           VALUE       APPRECIATION/(DEPRECIATION)
      --------         -----------   -----------   -------------   ------------   ---------------------------
SALE CONTRACTS:
British Pound
  Sterling...........    2,230,000   $3,571,077      3/07/2000      $3,601,959            $   (30,882)
Euro.................    3,500,000    3,571,855      1/13/2000       3,530,575                 41,280
New Zealand Dollar...    6,800,000    3,496,832      2/22/2000       3,559,021                (62,189)
Swedish Krona........   30,000,000    3,609,891      2/17/2000       3,541,820                 68,071
                                                                                          -----------
          TOTAL......                                                                     $    16,280
                                                                                          ===========
INTERNATIONAL EQUITY
--------------------
SALE CONTRACTS:
Japanese Yen.........  332,578,560   $3,084,000      2/28/2000      $3,285,447            $  (201,447)
                                                                                          ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)
FOREIGN CURRENCY CROSS CONTRACTS:


                                     SETTLEMENT      PURCHASE          SALE             NET UNREALIZED
    PURCHASE/SALE                       DATE       CURRENT VALUE   CURRENT SALE   APPRECIATION/(DEPRECIATION)
    -------------                    -----------   -------------   ------------   ---------------------------
Euro/Australian
  Dollar.............                01/19/2000     $2,626,404      $2,667,485            $   (41,081)
Euro/Canadian
  Dollar.............                01/28/2000        951,975       1,033,826                (81,851)
Euro/Canadian
  Dollar.............                03/07/2000      1,090,495       1,107,085                (16,590)
Euro/Canadian
  Dollar.............                03/23/2000      1,832,776       1,956,048               (123,272)
Euro/British Pound...                01/28/2000      1,625,694       1,680,534                (54,840)
Euro/British Pound...                02/04/2000        438,750         451,710                (12,960)
Euro/Korean Won......                03/31/2000      1,585,101       1,774,182               (189,081)
Euro/Japanese Yen....                01/20/2000      5,757,432       6,420,481               (663,049)
Euro/Japanese Yen....                01/20/2000      2,256,909       2,515,946               (259,037)
Euro/Japanese Yen....                02/28/2000      2,738,832       2,829,768                (90,936)
Euro/Japanese Yen....                05/26/2000      2,896,660       2,994,825                (98,165)
                                                                                          -----------
          TOTAL......                                                                     $(1,630,862)
                                                                                          ===========


7. FUTURES CONTRACTS

     At December 31, 1999, the Balanced Series entered into a futures contract. The open contracts were as follows:


                                     EXPIRATION
BALANCED FUTURES                        DATE         CONTRACTS                      UNREALIZED APPRECIATION
----------------                     -----------   -------------                  ---------------------------
S&P 500 Future.......                03/17/2000             73                            $   185,836
                                                                                          ===========


8. FINANCIAL HIGHLIGHTS

                                                                 RATIO OF NET
                                                                  INVESTMENT     RATIO OF NET
                                                  RATIO OF          INCOME        INVESTMENT
                                  RATIO OF       EXPENSES TO      (LOSS) TO      INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET       AVERAGE      TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF        NET        ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 MONEY MARKET
12/31/1999      $  416,768,827      0.28%           0.28%            5.06%           5.06%           N/A
12/31/1998         292,437,753      0.28            0.28             5.32            5.32            N/A
12/31/1997         232,312,458      0.28            0.28             5.33            5.33            N/A
12/31/1996         185,012,254      0.30            0.30             5.19            5.19            N/A
12/31/1995         141,638,248      0.31            0.30             5.69*           5.70*           N/A
HIGH QUALITY
  BOND
12/31/1999         199,906,097      0.38            0.38             5.78            5.78             56%
12/31/1998         227,463,134      0.39            0.39             5.90            5.90             68
12/31/1997         218,169,438      0.39            0.39             6.12            6.12             62
12/31/1996         197,294,663      0.40            0.40             6.14            6.14             66
12/31/1995         172,526,103      0.41            0.40            5.82*            5.83*            25

                        DIVERSIFIED INVESTORS PORTFOLIOS

8.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                 RATIO OF NET
                                                                  INVESTMENT     RATIO OF NET
                                                  RATIO OF          INCOME        INVESTMENT
                                  RATIO OF       EXPENSES TO      (LOSS) TO      INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET       AVERAGE      TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF        NET        ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
INTERMEDIATE
  GOVERNMENT BOND
12/31/1999         174,804,385      0.39            0.39             5.46            5.46             25
12/31/1998         158,574,467      0.39            0.39             5.46            5.46             70
12/31/1997         129,186,397      0.41            0.39             5.61            5.62             45
12/31/1996         103,059,880      0.43            0.40             5.63            5.66             60
12/31/1995          85,991,614      0.45            0.40             5.52*           5.57*            59
CORE BOND**
12/31/1999         515,721,444      0.37            0.37             5.86            5.86            307
12/31/1998         551,935,530      0.38            0.38             5.98            5.98            102
12/31/1997         361,632,885      0.38            0.38             6.49            6.49             64
12/31/1996         322,676,017      0.39            0.39             6.30            6.30            146
12/31/1995         336,539,410      0.39            0.39             5.90            5.90            122
BALANCED
12/31/1999         525,583,903      0.52            0.50             2.46            2.48            256
12/31/1998         505,995,739      0.48            0.48             3.22            3.22             91
12/31/1997         394,769,913      0.48            0.48             3.55            3.55             87
12/31/1996         264,909,839      0.50            0.50             3.39            3.39            113
12/31/1995         167,032,955      0.54            0.50             4.15*           4.19*           124
EQUITY INCOME
12/31/1999       1,414,634,230      0.46            0.46             1.75            1.75             43
12/31/1998       1,367,107,496      0.47            0.47             2.23            2.23             31
12/31/1997       1,215,071,169      0.47            0.47             2.27            2.27             33
12/31/1996         956,820,669      0.48            0.48             2.97            2.97             26
12/31/1995         764,302,530      0.49            0.49             3.37            3.37             23
EQUITY VALUE+
12/31/1999         394,104,288      0.60            0.60             1.70            1.70             80
12/31/1998         389,859,775      0.61            0.60             1.46            1.47            107
12/31/1997         234,983,715      0.63            0.60             1.43            1.46            120
12/31/1996***       29,033,513      1.06            0.60             1.60            2.07             65



---------------

*    Ratios have been restated.
**   Formerly Government/Corporate Bond.
***  Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

8.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                 RATIO OF NET    RATIO OF NET
                                                                  INVESTMENT      INVESTMENT
                                                  RATIO OF          INCOME          INCOME
                                  RATIO OF       EXPENSES TO      (LOSS) TO        (LOSS) TO
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET       AVERAGE        AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF        NET        ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
GROWTH & INCOME
12/31/1999      $1,242,236,443      0.62%           0.62%            0.07%            0.07%           86%
12/31/1998         771,268,461      0.63            0.63             0.30             0.30            75
12/31/1997         376,260,408      0.64            0.64             0.65             0.65            87
12/31/1996         207,612,426      0.67            0.65             1.02             1.04           142
12/31/1995         124,811,731      0.68            0.65             1.47*            1.49*          155
EQUITY GROWTH
12/31/1999       1,266,869,154      0.64            0.64             0.12             0.12            44
12/31/1998         688,448,565      0.64            0.64             0.22             0.22           104
12/31/1997         426,312,188      0.65            0.65             0.43             0.43            91
12/31/1996         299,127,686      0.73            0.73(1)         (0.17)           (0.17)          133
12/31/1995         222,362,390      0.75            0.75             0.41             0.41            62
SPECIAL EQUITY
12/31/1999       1,171,034,281      0.84            0.84             0.13             0.13           171
12/31/1998         924,089,884      0.83            0.83             0.14             0.14           173
12/31/1997         743,388,261      0.84            0.84             0.41             0.41           146
12/31/1996         507,264,243      0.86            0.85             0.24             0.25           140
12/31/1995         315,458,225      0.88            0.85             0.30*            0.33*          155
AGGRESSIVE
  EQUITY+
12/31/1999         259,974,422      1.01            1.00            (0.47)           (0.46)          132
12/31/1998          81,327,707      1.10            1.00            (0.41)           (0.31)          121
12/31/1997          25,857,650      1.33            1.00            (0.52)           (0.19)          243
12/31/1996***       15,479,130      1.59            1.00            (0.72)           (0.13)          186
HIGH YIELD
  BOND++
12/31/1999         124,990,408      0.61            0.60             8.45             8.46           145
12/31/1998          94,870,981      0.63            0.60             8.64             8.67            83
12/31/1997          39,700,131      0.74            0.60             8.46             8.60           109
12/31/1996          15,372,686      1.25            0.60             8.34             9.00           107
12/31/1995***        8,997,595      1.32            0.60             7.73*            8.45*           21
INTERNATIONAL
  EQUITY+++
12/31/1999         592,713,641      0.86            0.86             0.74             0.74            35
12/31/1998         320,218,173      0.88            0.87             1.05             1.06            33
12/31/1997         205,306,068      0.88            0.87             0.90             0.91            31
12/31/1996         148,184,897      0.96            0.90             1.12             1.18            29
12/31/1995***       83,446,315      0.83            0.80             0.50*            0.53*            7



---------------

*    Ratios have been restated.
**   Formerly Government/Corporate Bond.
***  Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries, at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York

February 10, 2000, except for Note 18(b)


as to which the date is March 27, 2000


and Note 23(c), as to which the date


is March 8, 2000.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                1999         1998
                                                              ---------    ---------
                                                                 ($ IN MILLIONS)
ASSETS
INVESTMENTS:
Fixed maturity securities available-for-sale, at fair
  value.....................................................  $ 3,066.7    $ 3,132.0
Equity securities available-for-sale, at fair value.........      519.8        457.2
Mortgage loans on real estate (Note 13).....................    1,270.4        988.3
Policy loans................................................       69.1         61.1
Real estate to be disposed of (Note 13).....................      300.9        312.9
Real estate held for investment (Note 13)...................       46.2        321.3
Other invested assets.......................................       37.9         40.7
                                                              ---------    ---------
                                                                5,311.0      5,313.5
                                                              =========    =========
Cash and cash equivalents...................................      232.6        270.2
Accrued investment income...................................       74.6         68.9
Amounts due from reinsurers.................................      488.0        478.1
Deferred policy acquisition costs...........................      558.3        439.7
Other assets................................................      365.4        325.6
Assets transferred in Group Pension Transaction (Note 10)...    5,109.8      5,751.8
Separate account assets.....................................    6,398.3      6,090.3
Closed Block assets (Note 20)...............................    6,182.1      6,161.2
                                                              ---------    ---------
  Total assets..............................................  $24,720.1    $24,899.3
                                                              =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................  $   954.3    $   960.0
Policyholders' account balances.............................    1,942.9      1,991.7
Other policyholders' liabilities............................      120.4        104.8
Amounts due to reinsurers...................................       83.8         95.6
Accounts payable and other liabilities......................      581.1        518.3
Short term debt (Note 16)...................................       53.4           --
Long term debt (Note 16)....................................      245.4        375.4
Current federal income taxes payable........................      147.4         79.1
Liabilities transferred in Group Pension Transaction (Note
  10).......................................................    5,099.1      5,678.5
Separate account liabilities................................    6,396.2      6,078.1
Closed Block liabilities (Note 20)..........................    7,303.3      7,290.7
                                                              ---------    ---------
  Total liabilities.........................................  $22,927.3    $23,172.2
                                                              =========    =========
Commitments and contingencies (Notes 9 and 18)
  Common stock, $1.00 par value; 2.5 million shares
  authorized and outstanding................................  $     2.5    $     2.0
Capital in excess of par....................................    1,563.6      1,564.1
Retained earnings...........................................      256.1          8.6
Accumulated other comprehensive income......................      (29.4)       152.4
                                                              ---------    ---------
  Total shareholders' equity................................    1,792.8      1,727.1
                                                              ---------    ---------
  Total liabilities and shareholders' equity................  $24,720.1    $24,899.3
                                                              =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES


           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                                          1998
                                                                                       PRO FORMA*
                                                     1999        1998        1997      (UNAUDITED)
                                                   --------    --------    --------    -----------
                                                                   ($ IN MILLIONS)
REVENUES:
Premiums.........................................  $   96.3    $  621.7    $  838.6     $   77.9
Universal life and investment-type product policy
  fees...........................................     196.3       151.6       127.3        151.6
Net Investment income (Note 11)..................     524.9       688.3       733.0        361.1
Net realized gains on investments (Note 11)......     122.2       168.7        72.1        160.9
Group Pension Profits (Note 10)..................      63.0        56.8        60.0         56.8
Other income.....................................     195.8       162.6       145.4        161.3
Contribution from the Closed Block...............      44.8         5.7          --         52.2
                                                   --------    --------    --------     --------
                                                    1,243.3     1,855.4     1,976.4      1,021.8
                                                   --------    --------    --------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders........................     147.0       679.8       840.1        124.4
Interest credited to policyholders' account
  balances.......................................     106.6       112.7       125.9        105.0
Amortization of deferred policy acquisition
  costs..........................................      70.3       122.0       181.2         52.2
Dividends to policyholders.......................       1.9       195.8       224.3          3.3
Other operating costs and expenses...............     536.6       451.7       417.2        443.5
                                                   --------    --------    --------     --------
                                                      862.4     1,562.0     1,788.7        728.4
                                                   --------    --------    --------     --------
Income before income taxes & extraordinary
  item...........................................     380.9       293.4       187.7        293.4
Income tax expense...............................     131.4       102.7        57.3        102.7
                                                   --------    --------    --------     --------
Income before extraordinary items................     249.5       190.7       130.4        190.7
                                                   --------    --------    --------     --------
Extraordinary items (Note 4).....................       2.0        27.2        13.3           --
                                                   --------    --------    --------     --------
Net income.......................................     247.5       163.5       117.1        190.7
                                                   --------    --------    --------     --------
Other comprehensive income, net (Note 11)........    (181.8)       34.3        33.0
                                                   --------    --------    --------
Comprehensive income.............................  $   65.7    $  197.8    $  150.1
                                                   ========    ========    ========

---------------

* The pro forma information gives effect to the transactions referred to in Notes 1 and 22.


          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES


           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


                                                                          ACCUMULATED
                                                  CAPITAL                    OTHER           TOTAL
                                        COMMON   IN EXCESS   RETAINED    COMPREHENSIVE   SHAREHOLDERS'
                                        STOCK     OF PAR     EARNINGS       INCOME          EQUITY
                                        ------   ---------   ---------   -------------   -------------
                                                               ($ IN MILLIONS)
Balance, December 31, 1996............   $       $           $ 1,085.4      $  85.1        $1,170.5
Comprehensive income:
  Net income..........................                           117.1                        117.1
  Other comprehensive income:
     Unrealized gains on investments,
       net of unrealized losses,
       reclassification adjustments,
       and taxes (Note 11)............                                         35.9            35.9
     Minimum pension liability
       adjustment.....................                                         (2.9)           (2.9)
                                                                            -------        --------
  Other comprehensive income..........                                         33.0            33.0
                                                                            -------        --------
Comprehensive income..................                                                        150.1
                                         ----    --------    ---------      -------        --------
Balance, December 31, 1997............                         1,202.5        118.1         1,320.6
Demutualization Transaction...........            1,344.2     (1,357.4)                       (13.2)
Capital Contribution..................    2.0       219.9                                     221.9
Comprehensive income:
  Net income before demutualization...                           154.9                        154.9
  Net income after demutualization....                             8.6                          8.6
                                         ----    --------    ---------      -------        --------
     Net income for the year..........                           163.5                        163.5
  Other comprehensive income:
     Unrealized losses on investments,
       net of unrealized gains,
       reclassification adjustments,
       and taxes (Note 11)............                                         31.4            31.4
     Minimum pension liability
       adjustment.....................                                          2.9             2.9
                                                                            -------        --------
  Other comprehensive income..........                                         34.3            34.3
                                         ----    --------    ---------      -------        --------
Comprehensive income..................                                                        197.8
                                                                                           --------
Balance, December 31, 1998............    2.0     1,564.1          8.6        152.4         1,727.1
Comprehensive income/(loss)
  Net income..........................                           247.5                        247.5
  Other comprehensive income:
     unrealized gains on investments,
     net of unrealized losses,
     reclassification adjustments, and
     taxes (Note 11)..................                                       (181.8)         (181.8)
Change in number of authorized and
  outstanding shares..................    0.5        (0.5)
                                                                                           --------
Comprehensive income/(loss)...........                                                         65.7
                                         ----    --------    ---------      -------        --------
Balance, December 31, 1999............   $2.5    $1,563.6    $   256.1      $ (29.4)       $1,792.8
                                         ====    ========    =========      =======        ========


          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income................................................  $   247.5    $   163.5    $   117.1
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances....      105.0        110.6        122.3
  Universal life and investment-type product policy fee
     income...............................................     (143.5)      (123.6)      (112.9)
  Capitalization of deferred policy acquisition costs.....     (148.8)      (124.5)      (141.0)
  Amortization of deferred policy acquisition costs.......       70.3        122.0        181.2
  Provision for depreciation and amortization.............       31.5         41.4         55.0
  Provision for deferred federal income taxes.............       57.4         11.4        (50.2)
  Net realized gains on investments.......................     (122.2)      (168.7)       (72.1)
  Non-cash distributions from investments.................     (172.8)       (35.1)       (31.1)
  Change in other assets and accounts payable and other
     Liabilities..........................................      (26.4)       (32.7)      (177.5)
  Change in future policy benefits........................       (3.7)       136.2        206.9
  Change in other policyholders' liabilities..............       15.6         32.9        (17.4)
  Change in current federal income taxes payable..........      103.5        (14.9)       (11.2)
  Initial cash transferred to the Closed Block............         --        (46.9)          --
  Contribution from the Closed Block......................      (44.8)        (5.7)          --
                                                            ---------    ---------    ---------
Net cash (used in)/provided by operating activities.......      (31.4)        65.9         69.1
                                                            ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities........................................      689.4        887.3        952.0
  Equity securities.......................................      328.1        177.4        246.7
  Mortgage loans on real estate...........................      132.9        424.4        334.4
  Real estate.............................................      350.7        578.3        430.8
  Other invested assets...................................       18.7         46.0          5.0
Acquisitions of investments:
  Fixed maturities........................................     (830.0)    (1,479.7)    (1,336.2)
  Equity securities.......................................     (152.0)      (230.5)      (211.5)
  Mortgage loans on real estate...........................     (412.0)      (422.4)      (183.1)
  Real estate.............................................      (44.5)       (39.5)       (52.7)
  Other invested assets...................................      (20.6)        (2.1)        (1.7)
  Policy loans, net.......................................       (7.8)       (17.8)       (15.9)
  Other, net..............................................       60.3          8.8         10.1
  Property & equipment, net...............................      (22.5)       (30.9)       (35.8)
  Acquisition of subsidiaries, net of cash acquired.......         --        (46.0)          --
                                                            ---------    ---------    ---------
Net cash provided by/(used in) investing activities.......  $    90.7    $  (146.7)   $   142.1
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of debt........................................  $      --    $      --    $   115.0
  Repayments of debt......................................      (84.8)       (61.3)      (126.0)
  Receipts from annuity and universal life policies
     credited to policyholders' account balances..........    1,851.5      1,254.0      1,226.4
  Return of policyholders' account balances on annuity
     policies and universal life policies.................   (1,863.6)    (1,377.0)    (1,435.2)
  Other...................................................                                  6.6
Capital Contribution (Note 4).............................        0.0        221.9          0.0
                                                            ---------    ---------    ---------
Net cash (used in)/provided by financing activities.......      (96.9)        37.6       (213.2)
                                                            ---------    ---------    ---------
Net (decrease)/increase in cash and cash equivalents......      (37.6)       (43.2)        (2.0)
Cash and cash equivalents, beginning of year..............      270.2        313.4        315.4
                                                            ---------    ---------    ---------
Cash and cash equivalents, end of year....................  $   232.6    $   270.2    $   313.4
                                                            =========    =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes..............................................  $    20.1    $    97.4    $   114.6
Interest..................................................  $    20.3    $    20.3    $    20.8


          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:


     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately
12.9 million shares of its common stock (see Note 4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction". During 1999, the Company increased the number of its common shares authorized and outstanding from 2.0 million to 2.5 million in order to comply with regulatory requirements.



     MONY Life and its subsidiaries (hereafter collectively referred to as the "Company"), is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note
5). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.


     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation, the holding Company parent of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies. The acquisition was accounted for as a purchase. In conjunction therewith, MONY Life recorded $18.8 million of goodwill which will be amortized over 20 years.

2. INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 16), and (ii) the Investors purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to Eligible Policyholders (December 24, 1998).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 10. Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $17.4 million and $33.5 million at December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Transaction

     Net proceeds from the Offerings totalled $282.5 million. Approximately $60.6 million of the net proceeds were retained by the MONY Group and the balance of approximately $221.9 million was contributed to MONY Life.

     Of the net proceeds contributed by the MONY Group to MONY Life, approximately $168.2 million is for use by MONY Life in its general operations, approximately $13.2 million was used to fund policy credits required to be credited to Eligible Policyholders pursuant to the Plan, and $40.5 million represents a reimbursement for the estimated after-tax cost of expenses incurred by MONY Life to effect the Demutualization, as required by the New York Insurance Law.

     Of the net proceeds retained by the MONY Group, approximately $2.5 million was used to pay cash to Eligible Policyholders who received cash as described in the Plan (other than pursuant to an expression of a preference to receive cash), $10.0 million is for working capital for the MONY Group, $30.0 million is to be used to pay dividends on the MONY Group's common stock and $18.1 million was used by the MONY Group to pay cash to eligible policyholders pursuant to an expression of a preference to receive cash in accordance with the Plan.

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interests in MONY. In conjunction with the Offerings, approximately 12.9 million shares of the common stock of MONY Group were issued at an initial public offering of $23.50 per share. The Demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of the aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par".

     In addition, the capital of the MONY Group includes $10.0 million relating to the Warrants (see Note 2), which as a subsidiary of MONY prior to the Plan Effective Date, was recorded in MONY's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consist of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield was 7.31%, for the year 2000 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.8%, 5.7% and 5.8% for the years ended December 31, 1999, 1998, and 1997, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.1%, 5.2% and 5.4% for the years ended December 31, 1999, 1998, and 1997, respectively.

  Dividends to Policyholders


     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.


  Participating Business

     At December 31, 1999 and 1998, participating business, substantially all of which is in the Closed Block, represented approximately 63.5% and 72.6% of the Company's life insurance in force, and 81.2% and 84.2% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 1999 and 1998, participating business, represented approximately 95.9% and 99.7%, respectively, of life insurance premiums.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $38.3 million and $71.0 million at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $16.6 million, $11.4 million, and $8.8 million for the years ended December 31, 1999, 1998, and 1997, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1999, 1998, and 1997, respectively, real estate of $27.0 million, $5.0 million, and $14.4 million was acquired in satisfaction of debt (including the Closed Block of $22.0 million). At December 31, 1999 and 1998, the Company owned real estate acquired in satisfaction of debt of $121.0 million and $143.2 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item -- Demutualization Expenses

     The accompanying consolidated statements of income and comprehensive income reflect extraordinary charges (net of taxes) of $2.0 million and $27.2 million for the year ended December 31, 1999 and 1998, respectively. Costs incurred in 1998 primarily include the fees of financial, legal, actuarial and accounting advisors to the Company and to the New York Insurance Department as well as printing and postage for communication with policyholders. Costs incurred in 1999 primarily relate to expenses incurred in connection with a commission-free sale and purchase program (the "Program") offered to shareholders pursuant to the Plan. Under the Program, shareholders who own fewer than 100 shares were able to sell their shares or purchase additional shares to round up to 100 shares without incurring commissions.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

5. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 10), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block, and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 10).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 19). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "unallocated amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, and (ii) a one-time restructuring charge in 1999 of $59.7 million pre-tax relating to the Company's early retirement program (see Note 22).

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Protection Products.......................................  $    82.0    $   602.2    $   817.0
Accumulation Products.....................................        0.9          2.6          5.0
Other Products............................................       13.4         16.9         16.6
                                                            ---------    ---------    ---------
                                                            $    96.3    $   621.7    $   838.6
                                                            ---------    ---------    ---------
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.......................................  $   122.3    $    86.2    $    74.9
Accumulation Products.....................................       73.3         64.1         50.9
Other Products............................................        0.7          1.3          1.5
                                                            ---------    ---------    ---------
                                                            $   196.3    $   151.6    $   127.3
                                                            ---------    ---------    ---------
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products.......................................  $   445.1    $   655.5    $   611.9
Accumulation Products.....................................      132.4        136.3        131.4
Other Products............................................       67.3         63.0         59.9
Unallocated amounts.......................................        2.3          2.2          1.9
                                                            ---------    ---------    ---------
                                                            $   647.1    $   857.0    $   805.1
                                                            ---------    ---------    ---------
OTHER INCOME:
Protection Products(1)(7).................................  $   123.0    $    85.5    $    94.9
Accumulation Products.....................................       95.1         72.8         52.1
Other Products............................................       80.7         61.1         53.1
Unallocated amounts.......................................        4.8          5.7          5.3
                                                            ---------    ---------    ---------
                                                            $   303.6    $   225.1    $   205.4
                                                            ---------    ---------    ---------
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.......................................  $    39.6    $    92.4    $   146.8
Accumulation Products.....................................       30.7         29.6         34.4
                                                            ---------    ---------    ---------
                                                            $    70.3    $   122.0    $   181.2
                                                            ---------    ---------    ---------
BENEFITS TO POLICYHOLDERS:(2)
Protection Products.......................................  $   141.7    $   663.4    $   821.1
Accumulation Products.....................................       73.7         79.6         92.5
Other Products............................................       33.7         41.6         45.2
Unallocated amounts.......................................        4.5          7.9          7.2
                                                            ---------    ---------    ---------
                                                            $   253.6    $   792.5    $   966.0
                                                            ---------    ---------    ---------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.......................................  $   277.4    $   287.1    $   281.0
Accumulation Products.....................................      105.7         84.4         66.3
Other Products............................................       93.1         80.2         66.2
Unallocated amounts.......................................       60.4           --          3.7
                                                            ---------    ---------    ---------
                                                            $   536.6    $   451.7    $   417.2
                                                            ---------    ---------    ---------
INCOME BEFORE INCOME TAXES:
Protection Products.......................................  $   315.0    $   193.7    $   129.0
Accumulation Products.....................................       89.6         80.5         44.1
Other Products............................................       34.1         19.2         18.3
Unallocated amounts.......................................      (57.8)          --         (3.7)
                                                            ---------    ---------    ---------
                                                            $   380.9    $   293.4    $   187.7
                                                            ---------    ---------    ---------
ASSETS:
Protection Products(3)(8).................................  $16,181.4    $16,580.9    $15,776.5
Accumulation Products.....................................    6,175.0      6,171.3      5,757.9
Other Products............................................    1,187.6      1,256.2      1,234.2
Unallocated amounts.......................................    1,176.1        890.9        842.7
                                                            ---------    ---------    ---------
                                                            $24,720.1    $24,899.3    $23,611.3
                                                            ---------    ---------    ---------
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)....................................  $ 1,094.9    $   857.6    $   874.1
Accumulation Products.....................................      153.3        136.7        133.0
                                                            ---------    ---------    ---------
                                                            $ 1,248.2    $   994.3    $ 1,007.1
                                                            ---------    ---------    ---------
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10)................................  $10,231.7    $10,267.0    $10,105.7
Accumulation Products.....................................    1,236.3      1,318.6      1,416.1
Other Products............................................      418.9        455.6        513.4
Unallocated amounts.......................................       17.4         17.4         16.5
                                                            ---------    ---------    ---------
                                                            $11,904.3    $12,058.6    $12,051.7
                                                            ---------    ---------    ---------
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)....................................  $ 3,843.5    $ 4,056.8    $ 3,720.1
Accumulation Products.....................................    4,548.9      4,452.6      4,002.6
Other Products............................................      604.2        621.9        547.7
Unallocated amounts.......................................      832.3        776.4        736.0
                                                            ---------    ---------    ---------
                                                            $ 9,828.9    $ 9,907.7    $ 9,006.4
                                                            =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $63.0 million, $56.8 million and $60.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. (See Note 10).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $5,109.8 million, $5,751.8 million and $5,714.9 million as of December 31, 1999, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

 (4) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,645.7 million, $1,824.9 million and $1,991.0 million as of December 31, 1999, 1998 and 1997 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,432.7 million, $3,829.6 million and $3,614.0 million as of December 31, 1999, 1998 and 1997, respectively.

 (7) Includes $44.8 million and $5.7 million relating to the Contribution from the Closed Block for the year ended December 31, 1999 and for period from November 16, 1998 through December 31, 1998 and the year ended December 31, 1999, respectively (see Note 3 and Note 20).

 (8) Includes Closed Block assets of $6,182.1 million and $6,161.2 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $689.9 million and $554.6 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

(10) Includes Closed Block policyholders' liabilities of $7,241.0 million and $7,177.1 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 1999, 1998 and 1997:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life(1).......................................  $ 81.9    $602.5    $742.4
Disability income insurance..............................     0.6       0.2      74.6
Group insurance..........................................    13.4      16.9      16.6
Other....................................................     0.4       2.1       5.0
                                                           ------    ------    ------
  Total..................................................  $ 96.3    $621.7    $838.6
                                                           ======    ======    ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life...........................................  $ 73.2    $ 55.4    $ 48.3
Variable universal life..................................    37.6      20.4      17.8
Group universal life.....................................    11.5      10.4       8.7
Individual variable annuities............................    72.8      63.4      50.0
Individual fixed annuities...............................     1.2       2.0       2.5
                                                           ------    ------    ------
  Total..................................................  $196.3    $151.6    $127.3
                                                           ======    ======    ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $620.8 million and $100.1 million, for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

6. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1999, 1998 and 1997 are as follows:

                                                         1999       1998        1997
                                                        ------    --------    --------
                                                               ($ IN MILLIONS)
Balance, beginning of year............................  $439.7    $1,007.1    $1,095.2
Balance transferred to the Closed Block at November
  16, 1998............................................      --      (562.3)         --
                                                        ------    --------    --------
                                                         439.7       444.8     1,095.2
                                                        ------    --------    --------
Cost deferred during the year.........................   148.7       124.7       141.0
Amortized to expense during the year..................   (70.3)     (122.0)     (181.2)
Effect on DAC from unrealized gains (losses) (see Note
  4)..................................................    40.2        (7.8)      (47.9)
                                                        ------    --------    --------
Balance, end of the year..............................  $558.3    $  439.7    $1,007.1
                                                        ======    ========    ========

7. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under
Section 412 of the IRC.

     During 1999, the Company amended its Qualified Pension plan which reduced certain benefit liabilities payable thereunder. The amendment resulted in a decrease of $27.0 million in the plan's projected benefit obligation.

     In July 1999, the Company offered special benefits to its employees who elected by August 15, 1999, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $30.6 million, will be paid from the Plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $19.4 million, will be paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $59.7 million in 1999 which included the aforementioned expenses in addition to severence and other related expenses and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 1999 and 1998, $495.7 million and $457.3 million were invested in the MONY Pooled Accounts. Benefits of $40.4 million, $26.3 million and $24.2 million were paid by this plan for the years ended December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from Company's general accounts.

  Postretirement Benefits --

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its unamortized postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans. However, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs, as a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                 PENSION BENEFITS     OTHER BENEFITS
                                                 ----------------    -----------------
                                                  1999      1998      1999      1998
                                                 ------    ------    ------    -------
                                                            ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year........  $398.3    $390.1    $100.0    $ 101.1
Service cost...................................    11.7      14.4       2.0        1.3
Interest cost..................................    27.3      26.3       7.2        6.4
Curtailment gain...............................    (3.8)       --        --         --
Terminated benefits............................    50.0        --        --         --
Plan amendment.................................   (27.0)       --        --         --
Actuarial (gain)/loss..........................   (38.8)      2.0      (4.0)      (3.0)
Benefits paid..................................   (44.4)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Benefit obligation at end of year..............   373.3     398.3      97.7      100.0
                                                 ------    ------    ------    -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of
  year.........................................  $459.8    $432.5    $   --    $    --
Actual return on plan assets...................    77.4      56.7        --         --
Employer contribution..........................     6.7       5.1       7.5        5.8
Benefits and expenses paid.....................   (45.9)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Fair value of plan assets at end of year.......   498.0     459.8        --         --
                                                 ------    ------    ------    -------
Funded status..................................   124.7      61.5     (97.7)    (100.0)
Unrecognized actuarial loss/(gain).............   (57.2)     16.4       7.4       11.1
Unamortized transition obligation..............   (13.0)    (19.8)     39.4       42.7
Unrecognized prior service cost................   (15.6)      9.7      (1.0)        --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                 PENSION BENEFITS     OTHER BENEFITS
                                                 ----------------    -----------------
                                                  1999      1998      1999      1998
                                                 ------    ------    ------    -------
                                                            ($ IN MILLIONS)
AMOUNTS RECOGNIZED IN THE STATEMENT OF
  FINANCIAL POSITION CONSIST OF:
Prepaid benefit cost...........................  $ 93.8    $103.0    $   --    $    --
Accrued benefit liability......................   (55.0)    (39.5)    (51.9)     (46.2)
Intangible asset...............................     0.1       1.4        --         --
Accumulated other comprehensive income.........      --       2.9        --         --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======

     The Company's qualified plan had assets of $498.0 million and $459.8 million at December 31, 1999 and 1998, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $311.0 million and $285.4 million at December 31, 1999 and $350.8 million and $311.5 million at December 31, 1998, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $62.3 million and $55.0 million at December 31, 1999 and $47.5 million and $39.5 million at December 31, 1998, respectively.

                                                            PENSION          OTHER
                                                            BENEFITS        BENEFITS
                                                          ------------    ------------
                                                          1999    1998    1999    1998
                                                          ----    ----    ----    ----
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...........................................   8.0%   6.75%   8.0%    6.75%
Expected return on plan assets..........................  10.0%   10.0%    --       --
Rate of compensation increase...........................   5.0%    5.0%   5.0%     5.0%

     For measurements purposes, a 11% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                                PENSION BENEFITS          OTHER BENEFITS
                                            ------------------------   ---------------------
                                             1999     1998     1997    1999    1998    1997
                                            ------   ------   ------   -----   -----   -----
                                                            ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost..............................  $ 11.7   $ 14.4   $ 12.9   $ 2.0   $ 1.3   $ 1.0
Interest cost.............................    27.3     26.3     27.5     7.2     6.4     6.7
Expected return on plan assets............   (44.2)   (41.8)   (38.0)     --      --      --
Amortization of prior service cost........    (0.8)     1.0      1.0    (0.1)     --      --
Curtailment gain..........................    (3.8)      --       --      --      --      --
Special Termination Benefits..............    50.0       --       --      --      --      --
Recognized net actuarial loss.............      --       --      0.1     1.1     0.1      --
Amortization of Transition Items..........    (7.5)    (7.5)    (7.5)    3.1     3.1     3.1
                                            ------   ------   ------   -----   -----   -----
Net periodic benefit cost.................  $ 32.7   $ (7.6)  $ (4.0)  $13.3   $10.9   $10.8
                                            ======   ======   ======   =====   =====   =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contribution of up to 10% of earnings are allowed. At December 31, 1999 and 1998, the fair value of plan assets was $250.3 million and $222.2 million, respectively. For the years ended December 31, 1999, 1998, and 1997, the Company contributed $3.1 million, $3.2 million and $3.3 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $62.2 million and $48.4 million as of December 31, 1999 and 1998, respectively. The non-qualified defined contribution plan's net periodic expense was $9.3 million, $6.6 million and $9.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

8. FEDERAL INCOME TAXES:

     The Holding Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Federal income tax (benefit) expense:
  Current................................................  $ 73.9    $ 84.6    $104.1
  Deferred...............................................    57.5      18.1     (46.8)
                                                           ------    ------    ------
     Total...............................................  $131.4    $102.7    $ 57.3
                                                           ======    ======    ======

     Federal income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                             1999      1998     1997
                                                            ------    ------    -----
                                                                 ($ IN MILLIONS)
Tax at statutory rate.....................................  $133.3    $102.7    $65.7
Differential earnings amount..............................      --        --     (5.8)
Dividends received deduction..............................    (1.7)     (1.4)    (0.5)
Other.....................................................    (0.2)      1.4     (2.1)
                                                            ------    ------    -----
Provision for income taxes................................  $131.4    $102.7    $57.3
                                                            ======    ======    =====

     The Company's federal income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 1999 and 1998 are as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $145.0    $127.9
Fixed maturities and equity securities......................    34.5      68.2
Other, net(1)...............................................    56.4      71.3
Nonlife subsidiaries........................................    17.2       8.3
                                                              ------    ------
Total deferred tax liabilities..............................   253.1     275.7
                                                              ------    ------
Policyholder and separate account liabilities...............   155.6     113.8
Accrued expenses............................................    50.8      70.4
Deferred compensation and benefits..........................    38.3      24.0
Policyholder dividends......................................      --      39.8
Real estate and mortgages...................................    25.3      29.4
                                                              ------    ------
Total deferred tax assets...................................   270.0     277.4
                                                              ------    ------
Net deferred tax asset......................................  $ 16.9    $  1.7
                                                              ======    ======

---------------
(1) Includes $3.8 million and $25.7 million at December 31, 1999 and 1998 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 10).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

9. LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $29.6 million in 1999, $24.5 million in 1998 and $25.6 million in 1997. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.6 million for 2000, $28.2 million for 2001, $27.0 million for 2002, $25.4 million for 2003, $22.6 million for 2004, and $154.4 for the years thereafter.

10. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment makes it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 1999, 1998 and 1997, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $35.7 million, $49.8 million, and $55.7 million, respectively, and the Company recorded Group Pension Profits of $63.0 million, $56.8 million and $60.0 million, respectively. In addition, the Company earned $12.8 million, $12.8 million, and $17.7 million of interest income on the Notes during the aforementioned years. From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The Additional

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Notes paid interest at 1% above the two-year U.S. Treasury rate in effect at the time of their issuance. All of the Additional Notes were redeemed at face value by AEGON during 1997. At December 31, 1999, the remaining Series A notes held by the Company consisted of the $150.0 million face amount of Series A Notes it acquired on December 31, 1993.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturities: available for sale, at estimated fair
       value (amortized cost; $1,532.4 and $1,564.6,
       respectively)........................................  $1,510.0    $1,620.2
     Mortgage loans on real estate..........................      98.5       214.8
     Real estate held for investment........................        --        37.9
     Real estate to be disposed of..........................      16.8          --
     Cash and cash equivalents..............................      25.3        21.7
     Accrued investment income..............................      26.5        27.6
                                                              --------    --------
     Total general account assets...........................   1,677.1     1,922.2
  Separate account assets...................................   3,432.7     3,829.6
                                                              --------    --------
       Total assets.........................................  $5,109.8    $5,751.8
                                                              ========    ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,645.7    $1,824.9
     Other liabilities......................................      20.7        24.0
                                                              --------    --------
       Total general account liabilities....................   1,666.4     1,848.9
  Separate account liabilities(2)...........................   3,432.7     3,829.6
                                                              --------    --------
       Total liabilities....................................  $5,099.1    $5,678.5
                                                              ========    ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $88.9 million and $121.7 million as of December 31, 1999 and 1998, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $20.3 million and $33.3 million as of December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
                                                              -------     -------     -------
                                                                      ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ 24.0      $ 23.3      $ 23.7
Net investment income.......................................   128.4       154.7       169.3
Net realized gains on investments...........................    18.9         7.2         7.1
                                                              ------      ------      ------
  Total revenues............................................   171.3       185.2       200.1
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    88.4       108.7       117.3
Other operating costs and expenses..........................    19.9        19.7        22.8
                                                              ------      ------      ------
  Total benefits and expenses...............................   108.3       128.4       140.1
                                                              ------      ------      ------
  Group Pension Profits.....................................  $ 63.0      $ 56.8      $ 60.0
                                                              ======      ======      ======

  Fixed Maturity Securities

     At December 31, 1999 and 1998, there were no fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 1999 and 1998, there were no problem fixed maturities (as hereafter defined -- see Note 12) held in the AEGON Portfolio. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio was $3.7 million. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 1999 and 1998 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   91.5      $   92.5
Due after one year through five years.......................     872.0         856.1
Due after five years through ten years......................     269.7         262.8
Due after ten years.........................................      30.9          29.7
                                                              --------      --------
Subtotal....................................................   1,264.1       1,241.1
Mortgage and asset backed securities........................     268.3         268.9
                                                              --------      --------
  Total.....................................................  $1,532.4      $1,510.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The percentage of fixed maturities with a credit quality of Aaa, Aa or A was 73.0% and 66.8% at December 31, 1999 and 1998, respectively. The percentage of fixed maturities rated Baa was 24.6% and 29.3% at December 31, 1999 and 1998, respectively. There were no fixed maturities in or near default.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 1999, 1998, 1997 and prior thereto. The net change in unrealized investment gains (losses) was $(77.9) million, $(4.0) million and $(1.5) million for the years ended December 31, 1999, 1998 and 1997, respectively (see Note 11):

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 1999 and 1998 consist of the following:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Mortgage loans..............................................  $102.8     $230.8
Valuation allowances........................................    (4.3)     (16.0)
                                                              ------     ------
Mortgage loans, net of valuation allowance..................  $ 98.5     $214.8
                                                              ======     ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 1999, 1998 and 1997 is as follows:

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                                  ($ IN MILLIONS)
Balance, beginning of year..................................  $16.0    $13.6    $22.2
Increase (decrease) in allowance............................   (6.7)     2.9     (5.1)
Reduction due to pay downs and pay offs.....................   (1.0)    (0.5)    (1.6)
Transfers to real estate....................................   (4.0)      --     (1.9)
                                                              -----    -----    -----
Balance, end of year........................................  $ 4.3    $16.0    $13.6
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 1999, 1998 and 1997 are as follows:

                                                               AS OF DECEMBER 31,
                                                            -------------------------
                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances....................  $34.3    $ 71.1    $ 56.6
  Loans that do not have valuation allowances.............    4.4       4.4      45.8
                                                            -----    ------    ------
     Subtotal.............................................   38.7      75.5     102.4
Valuation allowances......................................   (2.7)    (11.4)     (5.8)
                                                            -----    ------    ------
Impaired mortgage loans, net of valuation allowances......  $36.0    $ 64.1    $ 96.6
                                                            =====    ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 1999, 1998, and 1997, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $50.0 million,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$80.4 million, and $116.3 million, respectively. For the years ended December 31, 1999, 1998, and 1997 approximately $2.9 million, $4.5 million, and $6.5 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 1999 and 1998, there were no mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio.

     At December 31, 1999 and 1998 the AEGON Portfolio held restructured mortgage loans of $36.0 million and $59.7 million, respectively. Interest income of $2.9 million, $4.0 million, and $6.6 million was recognized on restructured mortgage loans for the years ended December 31, 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $3.9 million, $6.9 million, and $9.2 million for the years ended December 31, 1999, 1998, and 1997, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 1999 ($ in millions):

                                                              DECEMBER 31, 1999
                                                              -----------------
                                                              CARRYING    % OF
                                                               VALUE      TOTAL
                                                              --------    -----
Due in one year or less.....................................   $27.9       28.3%
Due after one year through five years.......................    37.0       37.6
Due after five years through ten years......................    33.6       34.1
                                                               -----      -----
  Total.....................................................   $98.5      100.0%
                                                               =====      =====

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 36.6%, 29.9% and 27.8% at December 31, 1999, 1998 and 1997, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances were 7.0%, 15.1% and 5.7% as of December 31, 1999, 1998 and 1997, respectively.

  Real Estate

     As of December 31, 1999 and 1998, the AEGON Portfolio had real estate of $16.8 million and $37.9 million, respectively, which are net of $2.4 million and $18.2 million, respectively, of impairments taken upon foreclosure of mortgage loans. Losses recorded during the years ended December 31, 1999, 1998 and 1997 related to impairments taken upon foreclosure were $0.0 million, $0.0 million, and $4.3 million, respectively. For the year ended December 31, 1999, the real estate balance of $16.8 million was classified as real estate to be disposed of. For the year ended December 31, 1998, the balance of $37.9 million was classified as real estate held for investment. During 1999, there was $0.4 million of losses recorded for valuation allowances on real estate to be disposed of.

     Real estate is net of accumulated depreciation of $1.0 million, and $2.5 million and valuation allowances of $0.4 million and $0.0 million at December 31, 1999 and 1998, respectively. Depreciation expense of $0.7 million, $1.1 million, and $1.4 million, was recorded for the years ended December 31, 1999, 1998, and 1997, respectively.

     There was no real estate included in the AEGON Portfolio which was non-income producing for the twelve months preceding December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1999, 1998 and 1997 was derived from the following sources:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities.........................................  $226.1    $418.1    $422.5
Equity securities........................................   194.2      53.6      53.5
Mortgage loans...........................................    87.1     118.7     137.1
Real estate..............................................    34.1      44.4      56.2
Policy loans.............................................     4.4      72.5      82.2
Other investments (including cash and short-term)........    14.4      23.1      22.4
                                                           ------    ------    ------
Total investment income..................................   560.3     730.4     773.9
Investment expenses......................................    35.4      42.1      40.9
                                                           ------    ------    ------
Net investment income....................................  $524.9    $688.3    $733.0
                                                           ======    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1999, 1998 and 1997 are summarized as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities.........................................  $ (8.5)   $  8.3    $  7.3
Equity securities........................................    76.0       6.9      35.8
Mortgage loans...........................................    (2.2)      5.4      10.4
Real estate..............................................    52.1     127.6      20.1
Other investments assets.................................     4.8      20.5      (1.5)
                                                           ------    ------    ------
Net realized gains on investments........................  $122.2    $168.7    $ 72.1
                                                           ======    ======    ======

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 4), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES represent the only components of other comprehensive income for the years ended December 31, 1999, 1998 and 1997 as presented below:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities........................................  $(458.9)   $ 66.8    $ 98.7
Equity securities.......................................    (25.3)     24.2       0.6
Other...................................................     (3.6)     (1.8)      3.7
                                                          -------    ------    ------
Subtotal................................................   (487.8)     89.2     103.0
AEGON Portfolio (See Note 10)...........................    (77.9)     (4.0)     (1.5)
                                                          -------    ------    ------
Subtotal................................................   (565.7)     85.2     101.5
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC...................................................    241.6      (6.7)    (47.9)
  Deferred federal income taxes.........................    114.1     (28.4)    (17.7)
Net unrealized gains and DAC transferred to the Closed
  Block.................................................     28.2     (18.7)       --
                                                          -------    ------    ------
Change in unrealized gains (losses) on investments,
  net...................................................   (181.8)     31.4      35.9
Minimum pension liability adjustment (See Note 7).......       --       2.9      (2.9)
                                                          -------    ------    ------
Other comprehensive income..............................  $(181.8)   $ 34.3    $ 33.0
                                                          =======    ======    ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998, and 1997 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on Investments arising during
  period................................................  $(135.3)   $ 39.3    $ 53.5
Reclassification adjustment for gains included in net
  income................................................    (46.5)     (7.9)    (17.6)
                                                          -------    ------    ------
Unrealized gains (losses) on Investments, net of
  reclassification adjustments..........................  $(181.8)   $ 31.4    $ 35.9
                                                          =======    ======    ======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of ($139.2) million, $24.1 million, and $8.2 million, respectively, and $242.0 million, $0.8 million, and $(30.2) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $25.1 million, $4.3 million and $9.5 million, respectively, and $(0.4) million, $(7.5) million and $(17.7) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

12. INVESTMENTS:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999 and 1998 are as follows:

                                                           GROSS            GROSS
                                      AMORTIZED          UNREALIZED       UNREALIZED          ESTIMATED
                                        COST               GAINS            LOSSES           FAIR VALUE
                                 -------------------   --------------   --------------   -------------------
                                   1999       1998     1999     1998     1999    1998      1999       1998
                                 --------   --------   -----   ------   ------   -----   --------   --------
                                                               ($ IN MILLIONS)
US Treasury securities and
  Obligations of US Government
  agencies.....................  $  110.1   $   63.8   $  --   $  3.2   $  3.2   $  --   $  106.9   $   67.0
Collateralized mortgage
  obligations:
  Government agency-backed.....     147.2      180.2     0.5      3.3      2.1      --      145.6      183.5
  Non-agency backed............     101.0       85.7     0.9      3.4      2.0      --       99.9       89.1
Other asset-backed securities:
  Government agency-backed.....      16.4       20.0     0.3      1.0      0.2      --       16.5       21.0
  Non-agency backed............     402.2      347.5     1.5     12.2     13.0     0.9      390.7      358.8
Foreign governments............      20.9       16.6     3.7      1.2      0.2     0.6       24.4       17.2
Utilities......................     347.3      339.4     2.6     13.2     14.4     5.1      335.5      347.5
Corporate bonds................   1,995.5    1,953.8     9.4     79.3     78.4     9.0    1,926.5    2,024.1
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total bonds................   3,140.6    3,007.0    18.9    116.8    113.5    15.6    3,046.0    3,108.2
Redeemable preferred stocks....      22.4       23.5      --      0.6      1.7     0.3       20.7       23.8
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total......................  $3,163.0   $3,030.5   $18.9   $117.4   $115.2   $15.9   $3,066.7   $3,132.0
                                 ========   ========   =====   ======   ======   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairments in value deemed to be other than temporary of $16.2 million and $15.1 million, respectively.

     At December 31, 1999 and 1998, there was $1.6 million and $0.0 million, respectively of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities". At December 31, 1999 and 1998, the carrying value of problem fixed maturities held by the Company was $33.9 million. In addition, at December 31, 1999 and 1998, the Company held $0.0 million and $8.6 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.0 million and $0.9 million for the years ended December 31, 1999 and 1998, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.0 million and $1.3 million for the years ended December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 1999, are as follows:

                                                                       1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $  138.6      $  139.7
Due after one year through five years.......................     553.2         547.0
Due after five years through ten years......................   1,243.3       1,193.4
Due after ten years.........................................     561.1         533.9
                                                              --------      --------
  Subtotal..................................................   2,496.2       2,414.0
Mortgage- and asset-backed securities.......................     666.8         652.7
                                                              --------      --------
  Total.....................................................  $3,163.0      $3,066.7
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 1999, 1998 and 1997 were $632.8 million, $396.9 million and $225.0 million, respectively. Gross gains of $6.9 million, $10.6 million, and $5.2 million and gross losses of $19.4 million, $2.9 million, and $2.6 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 1999 and 1998 are as follows:

                                                      GROSS            GROSS
                                                   UNREALIZED       UNREALIZED        ESTIMATED
                                    COST              GAINS           LOSSES         FAIR VALUE
                               ---------------   ---------------   -------------   ---------------
                                1999     1998     1999     1998    1999    1998     1999     1998
                               ------   ------   ------   ------   -----   -----   ------   ------
                                                         ($ IN MILLIONS)
Marketable equity
  Securities.................  $217.5   $233.6   $ 63.3   $ 48.7   $ 9.3   $ 6.7   $271.5   $275.6
Nonmarketable equity
  Securities.................   178.5    128.2     84.4     65.7    14.6    12.3    248.3    181.6
                               ------   ------   ------   ------   -----   -----   ------   ------
                               $396.0   $361.8   $147.7   $114.4   $23.9   $19.0   $519.8   $457.2
                               ======   ======   ======   ======   =====   =====   ======   ======

     Proceeds from sales of equity securities during 1999, 1998 and 1997 were $302.7 million, $165.0 million and $234.1 million, respectively. Gross gains of $90.0 million, $24.4 million, and $44.4 million and gross losses of $12.4 million, $17.2 million, and $4.7 million were realized on these sales, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

13. MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1999 and 1998 consist of the following:

                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
Commercial mortgage loans...................................  $  777.8    $  546.1
Agricultural and other loans................................     515.6       465.4
                                                              --------    --------
Total loans.................................................   1,293.4     1,011.5
Less: valuation allowances..................................     (23.0)      (23.2)
                                                              --------    --------
Mortgage loans, net of valuation allowances.................  $1,270.4    $  988.3
                                                              ========    ========

     An analysis of the valuation allowances for 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year................................  $23.2    $ 54.9    $ 67.0
Increase in allowance.....................................    3.2      11.9       1.4
Reduction due to pay downs and pay offs...................   (1.2)    (16.0)    (12.7)
Transfers to real estate..................................   (2.2)     (4.0)     (0.8)
Transfers to the Closed Block.............................     --     (23.6)       --
                                                            -----    ------    ------
Balance, end of year......................................  $23.0    $ 23.2    $ 54.9
                                                            =====    ======    ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 1999 and 1998 were as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $109.1    $116.7
Loans that do not have valuation allowances.................    30.1      29.5
                                                              ------    ------
  Subtotal..................................................   139.2     146.2
Valuation allowances........................................   (17.5)    (10.9)
                                                              ------    ------
  Impaired mortgage loans, net of valuation allowances......  $121.7    $135.3
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1999 and 1998, the average recorded investment in impaired mortgage loans was approximately $262.6 million and $300.1 million, respectively including Closed Block mortgages. During 1999, 1998, and 1997, the Company recognized $19.8 million, $24.2 million, and $28.5 million, respectively, of interest income on impaired loans (see Note 20.)

     At December 31, 1999 and 1998, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $21.0 million and $12.9 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1999 and 1998, the Company had restructured mortgage loans of $100.1 million (excluding the Closed Block) and $110.6 million, respectively. Interest income of $6.3 million, $13.0 million and $20.3 million was recognized on restructured mortgage loans in 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $11.6 million, $18.1 million, and $26.7 million in 1999, 1998 and 1997, respectively.

     The following table summarizes the Company's real estate at December 31, 1999 and 1998:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Real estate to be disposed of(1)............................  $375.6     $393.7
Impairment writedowns.......................................   (52.7)     (50.2)
Valuation allowance.........................................   (22.0)     (30.6)
                                                              ------     ------
Carrying value of real estate to be disposed of.............  $300.9     $312.9
                                                              ------     ------
Real estate held for investment(2)..........................  $ 57.0     $381.9
Impairment writedowns.......................................   (10.8)     (60.6)
                                                              ------     ------
Carrying value of real estate held for investment...........  $ 46.2     $321.3
                                                              ======     ======

---------------
(1) Amounts presented as of December 31, 1999 and 1998 are net of $42.1 million and $29.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1999 and 1998 are net of $5.9 million and $26.8 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Balance, beginning of year...............................  $ 30.6    $ 82.7    $ 46.0
Increase due to transfers of properties to real estate to
  be disposed of during the year.........................    11.0       1.7      66.1
Increases (decreases) in valuation allowances from the
  end of the prior period on properties to be disposed
  of.....................................................     1.1       5.0      (2.3)
Decrease as a result of transfers of valuation allowances
  to held for investment.................................      --     (13.5)       --
Decrease as a result of sale.............................   (20.7)    (45.3)    (27.1)
                                                           ------    ------    ------
Balance, end of year.....................................  $ 22.0    $ 30.6    $ 82.7
                                                           ======    ======    ======

     Real estate is net of accumulated depreciation of $138.6 million and $290.1 million for 1999 and 1998, respectively, and depreciation expense recorded was $8.5 million, $26.6 million and $45.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $16.9 million and $12.5 million, respectively. Approximately 69.4% of such real estate at December 31, 1999 consisted of land and the balance consisted of vacant buildings.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The carrying value of impaired real estate as of December 31, 1999 and 1998 was $84.2 million and $78.4 million, respectively. The depreciated cost of such real estate as of December 31, 1999 and 1998 was $147.7 million and $189.1 million before impairment writedowns of $63.5 million and $110.7 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 1999, 1998, and 1997 related to impaired real estate aggregated $0.0 million, $5.9 million, and $0.0 million, respectively, and are included as a component of net realized gains on investments. Substantially all impaired real estate is allocated to the Protection Products segment.

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 1999 was $251.7 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

15. REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                           1999      1998       1997
                                                          ------    -------    ------
                                                                ($ IN MILLIONS)
Direct premiums (includes $74.4, $78.4 and $78.1 of
  accident and health premiums for 1999, 1998, and 1997,
  respectively).........................................  $181.6    $ 728.7    $871.0
Reinsurance assumed.....................................     5.0        5.3       6.2
Reinsurance ceded (includes $(73.8), $(78.2), and $(3.5)
  of accident and health premiums for 1999, 1998, and
  1997, respectively)...................................   (90.3)    (112.3)    (38.6)
                                                          ------    -------    ------
  Net premiums(1).......................................  $ 96.3    $ 621.7    $838.6
                                                          ======    =======    ======
Universal life and investment type product policy fee
  income ceded..........................................  $ 14.4    $   8.9    $  8.8
                                                          ======    =======    ======
Policyholders' benefits ceded(2)........................  $ 38.2    $ 107.3    $ 69.0
                                                          ======    =======    ======
Interest credited to policyholders' account balances
  ceded.................................................  $  4.5    $   6.5    $  9.9
                                                          ======    =======    ======

---------------
(1) Excludes Closed Block direct premiums of $639.9 and $103.3 and reinsurance ceded of $19.0 and $3.2 at December 31, 1999 and 1998, respectively.

(2) Excludes $21.8 million of Closed Block benefits ceded at December 31, 1999.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective December 31, 1997, the Company transferred all of its existing in force disability income insurance business to a third party reinsurer under an indemnity reinsurance contract and ceased writing new disability income insurance business. As a result of this transaction, the Company recorded a loss before tax of approximately $9.1 million for the year ended December 31, 1997.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

16. DEBT:

     The Company's debt at December 31, 1999 and 1998 consists of the following:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Surplus notes...............................................  $240.0    $231.7
Real estate mortgage encumbrances...........................    58.8      94.6
Other.......................................................      --      49.1
                                                              ------    ------
                                                              $298.8    $375.4
                                                              ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. For each of the years in the period ended December 31, 1999 and 1998, the Company recorded interest expense of $10.9 million related the MONY Notes.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of approximately 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes did not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum.

     Payment of interest on the Surplus Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. The Company amortizes the discount using the interest method. For the years ended December 31, 1999, 1998, and 1997, the Company recorded interest expense of $13.5 million, $12.1 million, and $10.8 million, respectively, related to these notes.

  Real Estate Mortgage Encumbrances

     The Company has mortgage loans on certain of its real estate properties. The interest rates on these loans range from 6.7% to 7.7%. Maturities range from June 2000 to February 2002. For the years ended December 31, 1999, 1998 and 1997, interest expense on such mortgage loans aggregated $5.0 million, $9.0 million, and $12.3 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. The remaining obligation of $44.1 was paid in full on December 1, 1999. At December 31, 1998, the outstanding balance of the obligation including accrued interest was $42.4 million. Interest expense on the obligation of $3.4 million, $3.1 million, and $3.0 million is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 1999, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note was originally due January 1, 2009, however, on December 1, 1999, the remaining balance of the interest bearing note of $44.2 was paid in full as part of the sale of the property to a third party. The transaction continues to be accounted for as a sale/leaseback arrangement, with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.3 million in 2000, $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004 and $33.1 million thereafter. The Company has the option to renew the lease at the end of the lease term.

     Prior to December 31, 1997, the Company had outstanding debt which represented floating rate notes that were issued by a trust that qualified as a Real Estate Mortgage Investment Conduit (REMIC) under Section 860 of the Internal Revenue Code. For the year ended December 31, 1997, the Company recorded interest expense of $0.8 million, related to the REMIC. The weighted average interest rate on the notes for the year ended December 31, 1997 was 5.9%.

     Prior to December 31, 1997, the Company had outstanding Eurobond debt. For the year ended December 31, 1997 interest expense on the Eurobonds outstanding aggregated $2.1 million. The weighted average interest rate on such debt for the year ended December 31, 1997 was 8.13%.

     At December 31, 1999, aggregate maturities of long-term debt based on required principal payments for 2000 and the succeeding four years are $0.0 million, $0.0 million, $5.4 million, $0.0 million, and $0.0 million, respectively, and $240.0 million thereafter.

17. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1999 and 1998, securities loaned by the Company under this agreement had a fair value of approximately $42.6 million and $98.9 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1999 and 1998, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.5% and 3.5%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1999 are Non-Government Asset/Mortgage-Backed of $490.6 million (16.0%), Consumer Goods and Services of $462.0 million (15.1%), Public Utilities of $335.5 million (10.9%), Other Manufacturing of $305.4 million (10.0%).

     At December 31, 1998 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Non-Government Asset/Mortgage-Backed of $448.0 million (14.3%), Other Manufacturing of $391.3 million (12.5%), Consumer Goods and Services of $408.5 million (13.1%), and Public Utilities of $347.5 million (11.1%).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company holds below investment grade fixed maturity securities with a carrying value of $308.3 million at December 31, 1999. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1998, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $252.0 million.

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1999 and 1998 are as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
GEOGRAPHIC REGION
West...........................................  $  323.3     20.0%   $  315.8     19.5%
Mountain.......................................     319.7     19.8       392.5     24.2
Southeast......................................     307.3     19.0       292.2     18.0
Midwest........................................     290.4     17.9       220.7     13.6
Northeast......................................     234.7     14.5       261.5     16.1
Southwest......................................     142.1      8.8       139.8      8.6
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1999 are: California, $179.2 million (11.1%); New York $158.7 million (9.8%); Arizona, $157.8 million (9.8%); Illinois, $97.1 million (6.0%); Texas, $92.0 million (5.7%); Georgia, $83.0 million (5.1%); and Washington, $75.9 million (4.7%).

     As of December 31, 1999 and 1998, the real estate and mortgage loan portfolio was also diversified as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
PROPERTY TYPE:
Office buildings...............................  $  610.2     37.7%   $  585.4     36.1%
Agricultural...................................     510.1     31.5       459.7     28.4
Hotel..........................................     182.4     11.3       264.9     16.3
Retail.........................................     112.6      7.0       164.1     10.1
Other..........................................      95.6      5.9        72.7      4.5
Industrial.....................................      77.0      4.8        51.0      3.1
Apartment buildings............................      29.6      1.8        24.7      1.5
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

18. COMMITMENTS AND CONTINGENCIES:


     a) Since late 1995 a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action, (except for one being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases the Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The Company intends to defend itself vigorously against the sole remaining claim. There can be no assurance that the present litigation relating to sales practices will not have a material adverse effect on the Company.


     On November 16, 1999, the MONY Group, Inc. and MONY Life Insurance Company were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, the Chatlos case, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in-force life insurance policies issued by MONY Life Insurance Company as of November 16, 1998. The complaint alleges that
(i) the New York Superintendent of Insurance Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the plan of demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable policyholder dividend expectations of the closed block, and (ii) the Company violated Section 7312 by failing to develop and submit to the Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the Superintendent's order approving the plan of demutualization and/or directing the Superintendent to order the Company to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.


     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that the Company may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES which may be incurred by the Company or the Superintendent or for which the Company may become liable, to which security the Company shall have recourse in such amount as the court shall determine upon the termination of the action.

     On February 2, 2000, the District Court entered an order approving the voluntary dismissal of the complaint. Under the terms of the order, plaintiffs have six months from the date thereof to refile in state court, and defendants have retained the right in any subsequent action to assert that plaintiffs' claims were time-barred when initially asserted and/or barred by virtue of plaintiffs' delay (laches) in bringing suit in the first place.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $1.7 million, $13.1 million, and $0.0 million during the years ended December 31, 1999, 1998 and 1997, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at December 31, 1999, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks totaling $150.0 million with scheduled renewal dates in September 2000 and September 2003. Under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has not borrowed against these lines of credit since their inception.

     At December 31, 1999, the Company had commitments to issue $8.7 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.25% to 8.75%. In addition, the Company had commitments to issue $70.2 million of fixed rate commercial mortgage loans with interest rates ranging from 7.00% to 8.92%. The Company had commitments outstanding to purchase private fixed maturity securities as of December 31, 1999 of $15.0 million with an interest rate of 9.0%. At December 31, 1999, the Company had commitments to contribute capital to its equity partnership investments of $118.1 million.


     b) Plaintiffs in the Chatlos case filed a new complaint in the Supreme Court of the State of New York, New York County, on March 27,2000. Although the Superintendent of Insurance remains a defendant in the new action, plaintiff seeks only declaratory relief, rather than damages, from him. In addition, plaintiffs have reformulated their claims against the Company. In the new complaint, plaintiffs first seek a declaratory judgment that the Superintendent of Insurance and the Company violated Section 7312 by withholding certain information from the policyholders, thereby denying them their right to an informed vote in connection with the demutualization. Second, plaintiffs seek an award of unspecified damages against the Company for wrongfully denying policyholders a fair and equitable amount for their membership interests. Third, plaintiffs assert a breach of contract claim, claiming the Company breached its contractual obligations to the policyholders by proposing a demutualization plan that did not comply with New York law. Finally, plaintiffs claim that the Company breached fiduciary duties allegedly owed to them by authorizing the demutualization plan

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES without regard to their interest. The Company believes the claims are without merit and intends to defend itself vigorously.


19. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL

     The combined statutory net income reported by the Company for the years ended December 31, 1999, 1998, and 1997 was $131.0 million, $9.7 million, and $88.5 million, respectively. The combined statutory surplus of the Company as of December 31, 1999 and 1998 was $1,067.1 million and $1,015.8 million respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become an NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America, for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

20. CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION

     Summarized financial information of the Closed Block as of December 31, 1999 and December 31, 1998 and for the year ended December 31, 1999 and for the period from November 16, 1998 (date of establishment of the Closed Block) through December 31, 1998 is presented below:

                                                           DECEMBER 31,    DECEMBER 31,
                                                               1999            1998
                                                           ------------    -------------
                                                                  ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,423.0 and $3,433.9)........................    $3,479.5        $3,574.0
Mortgage loans on real estate............................       443.0           431.7
Policy loans.............................................     1,199.1         1,208.4
Real estate to be disposed of............................        22.1
Cash and cash equivalents................................       111.3           134.4
Premiums receivable......................................        14.2            16.8
Deferred policy acquisition costs........................       689.9           554.6
Other assets.............................................       223.0           241.3
                                                             --------        --------
     Total Closed Block assets...........................    $6,182.1        $6,161.2
                                                             ========        ========
LIABILITIES:
Future policy benefits...................................    $6,781.5        $6,715.6
Policyholders' account balances..........................       294.6           298.0
Other policyholders' liabilities.........................       164.9           163.5
Other liabilities........................................        62.3           113.6
                                                             --------        --------
     Total Closed Block liabilities......................    $7,303.3        $7,290.7
                                                             ========        ========

                                                             FOR THE       NOVEMBER 16,
                                                            YEAR ENDED     1998 THROUGH
                                                           DECEMBER 31,    DECEMBER 31,
                                                               1999            1998
                                                           ------------    ------------
                                                                 ($ IN MILLIONS)
REVENUES:
Premiums.................................................    $  620.8         $100.1
Net investment income....................................       375.1           46.6
Net realized gains (losses) on investments...............         2.9            2.4
Other Income.............................................         1.4            0.6
                                                             --------         ------
     Total revenues......................................     1,000.2          149.7
                                                             --------         ------
BENEFITS AND EXPENSES:
Benefits to policyholders................................       640.1          110.0
Interest credited to policyholders' account balances.....         8.9            1.0
Amortization of deferred policy acquisition costs........        67.5            9.0
Dividends to policyholders...............................       228.8           22.4
Other operating costs and expenses.......................        10.1            1.6
                                                             --------         ------
     Total benefits and expenses.........................       955.4          144.0
                                                             --------         ------
Contribution from the Closed Block.......................    $   44.8         $  5.7
                                                             ========         ======

     The carrying value of the Closed Block fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairment of $3.0 million and $0.0 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1999 and December 31, 1998, there were no fixed maturities which have been non-income producing for the twelve months preceding such dates.

     At December 31, 1999 and December 31, 1998, there were problem fixed maturities of $12.0 million and $0.0 million, respectively. There were no fixed maturities which were restructured at December 31, 1999 and 1998.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   67.9      $   68.7
Due after one year through five years.......................     953.5         941.0
Due after five years through ten years......................   1,468.7       1,419.5
Due after ten years.........................................     592.7         564.5
                                                              --------      --------
  Subtotal..................................................   3,082.8       2,993.7
Mortgage and asset-backed-securities........................     506.8         485.8
                                                              --------      --------
                                                              $3,589.6      $3,479.5
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 1999 and December 31, 1998 consist of the following:

                                                           DECEMBER 31,    DECEMBER 31,
                                                               1999            1998
                                                           ------------    ------------
                                                                 ($ IN MILLIONS)
Commercial mortgage loans................................     $394.9          $382.0
Agricultural and other loans.............................       62.4            73.3
                                                              ------          ------
  Subtotal...............................................      457.3           455.3
Less: valuation allowances...............................       14.3            23.6
                                                              ------          ------
Mortgage loans, net of valuation allowances..............     $443.0          $431.7
                                                              ======          ======

     An analysis of the valuation allowances for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998 is as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Beginning balance...........................................  $23.6     $24.7
Increase (decrease) in allowance............................    0.4      (0.8)
Reduction due to pay downs and pay offs.....................     --      (0.3)
Transfer to real estate.....................................   (9.7)       --
                                                              -----     -----
Balance, December 31........................................  $14.3     $23.6
                                                              =====     =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 1999 and December 31, 1998:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $108.7    $117.9
                                                              ------    ------
Loans that do not have valuation allowances.................    20.1      31.1
  Subtotal..................................................   128.8     149.0
                                                              ------    ------
Valuation allowances........................................   (25.6)    (17.5)
Impaired mortgage loans, net of valuation allowances........  $103.2    $131.5
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     For the year ended December 31, 1999, the Closed Block's average recorded investment in impaired mortgage loans was $117.4 million and the Closed Block recognized $11.6 million on impaired loans. During the period from November 16, 1998 through December 31, 1998, the Closed Block's average recorded investment in impaired mortgage loans was approximately $138.3 million and the Closed Block recognized $1.8 million of interest income on impaired loans.

     At December 31, 1999 and December 31, 1998 the carrying values of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such date was $0.0 million and $0.5 million.

     At December 31, 1999 and December 31, 1998, the Closed Block had restructured mortgage loans of $43.5 million and $54.8 million. Interest income of $5.0 million and $0.7 million was recognized on such loans for the year ended December 31, 1999 and during the period from November 16, 1998 through December 31, 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $5.4 million and $0.8 million for the respective periods.

21. PRO FORMA INFORMATION (UNAUDITED)

     The unaudited pro forma earnings information reported in the statements of income and comprehensive income give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflect the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applicable to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for informational purposes only and should not be construed to be indicative of the Company's consolidated results of operations had the Transaction been consummated on the date assumed, and does not in any way represent a projection or forecast of the Company's consolidated results of operations as of any future date or for any future period.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pro forma revenues and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumptions that management believes are reasonable, as if the Closed Block had been established on January 1, 1998, are summarized below ($ in millions):

Premiums....................................................  $  643.9
Net investment income.......................................     373.8
Net realized gains on investments...........................      10.2
Other income................................................       1.9
                                                              --------
  Total revenues............................................   1,029.8
                                                              --------
Benefits to policyholders...................................     665.4
Interest credited to policyholders' account balances........       8.7
Amortization of deferred policy acquisition costs...........      78.8
Dividends to policyholders..................................     214.9
Other operating costs and expenses..........................       9.8
                                                              --------
  Total benefits and expenses...............................     977.6
                                                              --------
     Contribution from the Closed Block.....................  $   52.2
                                                              ========

22. EARLY RETIREMENT PROGRAM

     On June 30, 1999, the Company announced a voluntary early retirement program for approximately 500 eligible employees of which 300 employees elected to participate. The program is part of an overall companywide realignment of staff and resources, which may also include the elimination and/or shifting of certain job functions and the addition of employees with new skill sets. The Company has recorded a one-time restructuring charge of $59.7 million pre-tax in the third quarter of 1999.

23. SUBSEQUENT EVENTS

     a) In January 2000, the New York Insurance Department approved, and MONY Life paid, a dividend to MONY Group in the amount of $75 million.

     b) On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the MONY Group to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters of MONY Group and its subsidiaries, as it considers necessary.

     c) On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "Senior Notes") pursuant to the aforementioned Shelf Registration. The Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the Company from the issuance of the Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $297.0 million. Approximately $267.6 million of the net proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and a $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively),

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES which were outstanding at December 31, 1999. See Note 16 to the Consolidated Financial Statements. The balance of the net proceeds from the issuance of the Senior Notes will be used by the Holding Company for general corporate purposes.


     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-Company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes. The term of the Inter-company Surplus Notes are identical to the 9.5% Notes and 11.25% Notes, except that the Inter-company Surplus Notes were priced to yield a current market rate of interest and the inter-company surplus note issued to replace the $116.5 million face amount of the 11.25% Notes was issued at a face amount of $100.0 million, and
(ii) contributed capital to MONY Life in the amount of $65.0 million.



     As a result of the repurchase of the 9.5% Notes and the 11.25% Notes, MONY Life will record an after-tax loss of approximately $36.1 million during the 1st quarter of 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on MONY Life's books at the date of the transaction of approximately $7.0 million and $48.5 million, respectively. This loss will be reported, net of tax, as an extraordinary item on the MONY Life's income statement in 2000.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                              PAGE
                                                              ----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Accountants......................  F-1
     Statements of Assets and Liabilities as of December 31,
      1999..................................................  F-2
     Statements of Operations for the year ended December
      31, 1999..............................................  F-3
     Statements of Changes in Net Assets for the year ended
      December 31, 1999 and the year ended December 31,
      1998..................................................  F-4
     Notes to financial statements..........................  F-6
(2) With respect to the Diversified Investors Portfolios
     Economic and Market Review.............................  F-7
     Report of Independent Accountants......................  F-13
     Statement of Assets and Liabilities for the year ended
      December 31, 1999.....................................  F-14
     Statement of Operations for the year ended December 31,
      1999..................................................  F-16
     Statements of Changes in Net Assets for the years ended
      December 31, 1999 and 1998............................  F-18
     Portfolio of Investments for December 31, 1999:
     Money Market Portfolio.................................  F-22
     High Quality Bond Portfolio............................  F-24
     Intermediate Government Bond Portfolio.................  F-27
     Government/Corporate Bond Portfolio....................  F-29
     Balanced Fund Portfolio................................  F-33
     Equity Income Portfolio................................  F-36
     Equity Value Portfolio.................................  F-40
     Growth and Income Portfolio............................  F-42
     Equity Growth Portfolio................................  F-45
     Special Equity Portfolio...............................  F-48
     Aggressive Equity Portfolio............................  F-55
     High Yield Bond Portfolio..............................  F-57
     International Equity Portfolio.........................  F-60
     Notes to Financial Statements..........................  F-66
(3) With respect to MONY Life Insurance Company
     Report of Independent Accountants......................  F-81
     Assets and Liabilities for the year ended December 31,
      1999..................................................  F-82
     Statement of Operations for the year ended December 31,
      1999..................................................  F-83
     Statements of Changes in Net Assets for the years ended
      December 31, 1999 and 1998............................  F-84
     Notes to Financial Statements..........................  F-87


     (b) Exhibits

       Any form of Form N-4 Exhibits (1) and (3) through (7), (9), (13) and (14) previously filed with the Commission as part of the Registrant's N-4 Registration Statement-Registration No. 33-19836 under the Securities Act of 1933 are incorporated herein by reference.


          Exhibit (2) Not applicable.
          Exhibit (8) Not applicable.
          Exhibit(10) Consent of Independent Accountants.
          Exhibit(11) Not applicable.
          Exhibit(12) Not applicable.
          Exhibit(16) Powers of Attorney.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

1.  TRUSTEES

     CLAUDE M. BALLARD Limited Partner, Goldman, Sachs & Company, New York, N.Y.

     TOM H. BARRETT Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

     DAVID L. CALL Ronald P. Lynch Dean Emeritus, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

     G. ROBERT DURHAM Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Florida and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

     JAMES B. FARLEY Retired Chairman and Chief Executive Office, MONY.

     ROBERT HOLLAND, JR. President and Chief Executive Officer, WorkPlace Integrators

     JAMES L. JOHNSON Chairman Emeritus, GTE Corporation, Stamford, Connecticut.

     ROBERT R. KILEY President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

     JOHN R. MEYER Emeritus Professor, Harvard University, Cambridge, Massachusetts.

     PAUL A. MILLER Chairman of the Executive Committee, Pacific Enterprises, Los Angeles, California.

     JANE C. PFEIFFER Management Consultant, Greenwich, Connecticut.

     THOMAS C. THEOBALD Managing Director, William Blair Capital Partners, L.L.C., Chicago, Illinois, Chicago, Illinois.

2.  OFFICER-DIRECTORS

     MICHAEL I. ROTH, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman of the Board, and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

     SAMUEL J. FOTI, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director, MONY Brokerage, Inc., Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., and MONY Bank & Trust Company of the Americas, Ltd.

     KENNETH M. LEVINE, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc., MONY Funding, Inc., MONY Realty Partners, Inc., and 1740 Ventures, Inc.


3.  OTHER OFFICERS


     RICHARD DADDARIO, Executive Vice President and Chief Financial Officer, The MONY Group Inc.; Executive Vice President and Chief Financial Officer, MONY; Vice President, MONY Advisers, Inc.; Director, Vice President and Controller, MONY Life Insurance Company of America.

     PHILLIP A. EISENBERG, Senior Vice President and Chief Actuary, MONY; Director and Vice President, MONY Life Insurance Company of America.


     STEPHEN J. HALL, Senior Vice President, MONY; Director, MONY Life Insurance Company of America.

     DAVID V. WEIGEL, Vice President-Treasurer, The MONY Group Inc.; Vice President -- Treasurer, MONY; Vice President and Treasurer, MONY Credit Corporation, MONY Realty Partners, Inc., and 1740 Ventures, Inc.; Treasurer, 1740 Advisers, Inc., MONY Life Insurance Company of America, MONY Series Fund, Inc., MONY Brokerage, Inc., MONY-Rockville/GP, Inc., MONY Bloomfield Hills, Inc., and MONY Funding, Inc.

     For more than the past five years, the principal occupation of each of the officers listed above has been an officer of MONY.

     The business address for all officers and officer-directors of the Company is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The following is a diagram showing all corporations directly or indirectly controlled or under common control with Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" of MONY (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940).

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2000, there were 430 Contractholders.

                                           ORGANIZATIONAL CHART - DECEMBER 31, 1999
                            THE MONY GROUP INC.
                              13-3976138 DE
                                                                                        100% Owned
                       MONY LIFE INSURANCE COMPANY                           Sagamore Financial Corporation
            NAIC Co. Code: 66370 13-1632487 N.Y. (Insurer)                             31-1296919 OH


      100% Owned            100% Owned              --100% Owned--                                  --99% Owned--
 MONY Life Insurance    MONY International        U.S. Financial Life                            Financial Marketing
 Company of America       Holdings, Inc.            Insurance Company                                Agency, Inc.
      Insurer            13-3790446 DE                 (Insurer)                                    31-1465146 OH
   NAIC Co. Code:                                   NAIC Co. Code:
78077 86-0222062 AZ                              84530 38-2046096 OH

 MONY       Enterprise      MONY Life
Series     Accumulation     Insurance
 Fund,        Trust       Company of the
 Inc.       58-6303987    Americas, Ltd.
13-3388742     MA           98-0152046
  MD                    (Cayman Islands)

                           MONY Bank &
                        Trust Company of
                       the Americas, Ltd.
                           98-0152047
                        (Cayman Islands)

                      MONY International
                      Life Insurance Co.
                     Seguros de Vida S.A.
                    98-0157781 (Argentina)

                                      --100% Owned--
    1740         MONY         1740         MONY       Enterprise       MONY          MONY
 Ventures,    Securities    Advisers,     Assets       Capital        Realty       Brokerage,
   Inc.      Corporation      Inc.         Corp.      Management     Partners,        Inc.
13-2848244     13-2645488  13-2645490   13-2662263       Inc.          Inc.        22-3015130
                                                     58-1660289    13-3278496
   NY            NY            NY           NY            GA            DE             DE

                Trusted           CFSB         MONY       Enterprise                   MBI
                Advisors        Insurance     Benefits        Fund                  Insurance
               Brokerage       Agency, Inc.  Management   Distributors,             Agency of
                 Corp.                         Corp.          Inc.                Alabama, Inc.
              41-1632897       04-3352838    13-3363383    22-1990598             62-1699522 AL
                  MN               MA           DE             DE
                                                                                       MBI
                                                                                    Insurance
                                                                                    Agency of
                                                                                  Massachusetts,
                                                                                       Inc.
                                                                                  06-1496443 MA

                                                                                       MBI
                                                                                    Insurance
                                                                                    Agency of
                                                                                   New Mexico,
                                                                                       Inc.
                                                                                 62-1705422 NM

                                                                                       MBI
                                                                                    Insurance
                                                                                    Agency of
                                                                                    Ohio, Inc.
                                                                                  37-1562855 OH

                                                                                       MBI
                                                                                    Insurance
                                                                                    Agency of
                                                                                   Texas, Inc.
                                                                                  74-2861481 TX


                                                                                       MBI
                                                                                    Insurance
                                                                                    Agency of
                                                                                   Washington,
                                                                                       Inc.
                                                                                  91-1940542 WA

ITEM 28.  INDEMNIFICATION

     The By-Laws of The Mutual Life Insurance Company of New York provide, in
Article XVI, as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Chapter 513, 1986 Laws of New York, the Board of Trustees may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of MSC are as stated on Forms U-4 of Form BD (File No. 8-15289) as declared effective November 23, 1969, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc., formerly owned by MONY is now of an indirect, wholly-owned subsidiary of AEGON USA, Inc. MONY continues to act as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.

     (b) The names, titles and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 13, "Charges" and Part B, Statement of Additional Information, page 3, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019; and at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2000.


                                      KEYNOTE SERIES ACCOUNT
                                          (Registrant)

                                      By:       /s/  KENNETH M. LEVINE
                                         ---------------------------------------
                                                    Kenneth M. Levine

                                      MONY LIFE INSURANCE COMPANY
                                              (Depositor)

                                      By:        /s/  MICHAEL I. ROTH
                                         ---------------------------------------
                                                     Michael I. Roth
                                             Director, Chairman of the Board
                                               and Chief Executive Officer


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 19 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----
            /s/  MICHAEL I. ROTH                 Director, Chairman of the Board and    April 28, 1999
---------------------------------------------    Chief Executive Officer
              (Michael I. Roth)

             /s/  SAMUEL J. FOTI                 Director, President and Chief          April 28, 2000
---------------------------------------------    Operating Officer
              (Samuel J. Foti)

           /s/  KENNETH M. LEVINE                Director, Executive Vice President     April 28, 2000
---------------------------------------------    and Chief Investment Officer
             (Kenneth M. Levine)

            /s/  RICHARD DADDARIO                Executive Vice President and Chief     April 28, 2000
---------------------------------------------    Financial Officer
             (Richard Daddario)

          /s/  PHILLIP A. EISENBERG              Senior Vice President and Chief        April 28, 2000
---------------------------------------------    Actuary
           (Phillip A. Eisenberg)

        */s/  CLAUDE M. BALLARD, JR.             Director                               April 28, 2000
---------------------------------------------
          (Claude M. Ballard, Jr.)

            */s/  TOM H. BARRETT                 Director                               April 28, 2000
---------------------------------------------
              (Tom H. Barrett)

             */s/  DAVID L. CALL                 Director                               April 28, 2000
---------------------------------------------
               (David L. Call)

           */s/  G. ROBERT DURHAM                Director                               April 28, 2000
---------------------------------------------
             (G. Robert Durham)

                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----
          */s/  ROBERT HOLLAND, JR.              Director                               April 28, 2000
---------------------------------------------
            (Robert Holland, Jr.)

           */s/  JAMES L. JOHNSON                Director                               April 28, 2000
---------------------------------------------
             (James L. Johnson)

             */s/  JOHN R. MEYER                 Director                               April 28, 2000
---------------------------------------------
               (John R. Meyer)

           */s/  JANE C. PFEIFFER                Director                               April 28, 2000
---------------------------------------------
             (Jane C. Pfeiffer)

          */s/  THOMAS C. THEOBALD               Director                               April 28, 2000
---------------------------------------------
            (Thomas C. Theobald)

                                   SIGNATURES


     Diversified Investors Portfolios has duly caused this Post Effective Amendment No. 19 to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 28th day of April, 2000.


                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/  TOM A. SCHLOSSBERG
                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                                         Officer
                                          and Chairman of the Board of Trustees
                                                            of
                                                      the Portfolios


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2000.



                     SIGNATURES                                   TITLE                  DATE
                     ----------                                   -----                  ----
                   /s/  TOM A. SCHLOSSBERG               Trustee, President,          April 28, 2000
-----------------------------------------------------    Chief Executive Officer
                 Tom A. Schlossberg                      and Chairman of the
                                                         Board of Trustees of
                                                         the Portfolios

                      */s/  NEAL M. JEWELL               Trustee of the               April 28, 2000
-----------------------------------------------------    Portfolios
                   Neal M. Jewell

                  */s/  EUGENE M. MANNELLA               Trustee of the               April 28, 2000
-----------------------------------------------------    Portfolios
                 Eugene M. Mannella

                   */s/  PATRICIA L. SAWYER              Trustee of the               April 28, 2000
-----------------------------------------------------    Portfolios
                 Patricia L. Sawyer

          *By          /s/  ROBERT F. COLBY                                           April 28, 2000
-----------------------------------------------------
                   Robert F. Colby
                  Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBIT NO.                            DESCRIPTION                                   PAGE
 -----------                            -----------                                   ----
       99.(10)  Consent of Independent Accountants
       99.(15)  Powers of Attorney